AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 2005

                                            SECURITIES ACT FILE NO.  333-106370
                                     INVESTMENT COMPANY ACT FILE NO.  811-21376

-------------------------------------------------------------------------------

                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                   ------------------------------------
                                  FORM N-2

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |_|
                     PRE-EFFECTIVE AMENDMENT NO. 2                      |X|
                    POST-EFFECTIVE AMENDMENT NO. __                     |_|

                                   AND/OR

                      REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940                     |_|
                            AMENDMENT NO. 2                             |X|

                   ------------------------------------

           GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC
             (Exact name of Registrant as specified in charter)

                            701 MOUNT LUCAS ROAD
                            PRINCETON, NJ 08540
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, including Area Code: (609) 497-5500

                              GEORGE H. WALKER
                                 PRESIDENT
                  GOLDMAN SACHS HEDGE FUND STRATEGIES LLC
                            701 MOUNT LUCAS ROAD
                            PRINCETON, NJ 08540

                  (Name and address of agent for service)

                PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

             HOWARD B. SURLOFF, ESQ.         LAWRENCE N. BARSHAY, ESQ.
              MANAGING DIRECTOR AND            FRIED, FRANK, HARRIS,
            ASSOCIATE GENERAL COUNSEL         SHRIVER & JACOBSON LLP
               GOLDMAN, SACHS & CO.             ONE NEW YORK PLAZA
                ONE NEW YORK PLAZA              NEW YORK, NY 10004
                NEW YORK, NY 10004

                    -----------------------------------

               APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
          AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS
                          REGISTRATION STATEMENT.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                               PROPOSED MAXIMUM
                                   AGGREGATE      AMOUNT OF
          TITLE OF SECURITIES   OFFERING PRICE   REGISTRATION
           BEING REGISTERED           (1)          FEE (2)
           Limited Liability     $500,000,000      $58,850
             Company Units

-------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2)  Transmitted Prior to Filing.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

           GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC
                           CROSS REFERENCE SHEET
                               PARTS A AND B

 ITEM
 NUMBER  CAPTION                               LOCATION IN PROSPECTUS
 ------  -------                               ----------------------
   1.    Outside Front Cover................   Outside Front Cover Page

   2.    Inside Front and Outside Back         Inside Front and Outside
         Cover Page.........................   Back Cover Page

   3.    Fee Table and Synopsis.............   Summary; Summary of Fund
                                               Expenses; Administration;
                                               Fund and Master Fund
                                               Expenses; Investment
                                               Management Fee

   4.    Financial Highlights...............   Not Applicable

   5.    Plan of Distribution...............   Purchasing Units;
                                               Distributor (SAI)

   6.    Selling Shareholders...............   Not Applicable

   7.    Use of Proceeds....................   Use of Proceeds

   8.    General Description of the            Outside Front Cover Page;
         Registrant.........................   Summary; Investment
                                               Objective and Strategies

   9.    Management.........................   Management of the Fund and
                                               the Master Fund; Boards of
                                               Managers and Officers (SAI);
                                               Investment Management and
                                               Other Services (SAI)

  10.    Capital Stock, Long-Term Debt, and    Capital Accounts and
         Other Securities...................   Allocations

  11.    Defaults and Arrears on Senior
         Securities.........................   Not Applicable

  12.    Legal Proceedings..................   Not Applicable

  13.    Table of Contents of the Statement
         of Additional Information..........   Table of Contents of SAI

  14.    Cover Page of SAI..................   Cover Page (SAI)

  15.    Table of Contents of SAI...........   Table of Contents of SAI

  16.    General Information and History....   Not Applicable

  17.    Investment Objective and Policies..   Investment Objective and
                                               Strategies; Summary;
                                               Management of the Fund and
                                               the Master Fund; Additional
                                               Information on Investment
                                               Techniques of the Fund and
                                               the Investment Funds and
                                               Related Risks (SAI)

  18.    Management.........................   Management of the Fund and
                                               the Master Fund; Boards of
                                               Managers and Officers (SAI);
                                               Investment Management and
                                               Other Services (SAI)

  19.    Control Persons and Principal
         Holders of Securities..............   Outstanding Securities

  20.    Investment Advisory and Other         Management of the Fund and
         Services...........................   the Master Fund; Investment
                                               Management Fee; Fund and
                                               Master Fund Expenses;
                                               Investment Management and
                                               Other Services (SAI);
                                               Custodian and Administrator
                                               (SAI)

  21.    Portfolio Managers.................   Investment Management and
                                               Other Services (SAI)

  22.    Brokerage Allocation and Other        Brokerage (SAI)
         Practices..........................

  23.    Tax Status.........................   Certain Tax Considerations

  24.    Financial Statements...............   Financial Statements (SAI)


           SUBJECT TO COMPLETION, DATED [ ], 2005

                         PROSPECTUS

   GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC

               LIMITED LIABILITY COMPANY UNITS

      Goldman Sachs Hedge Fund Partners Registered Fund, LLC (the "Fund") is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to target attractive long-term risk-adjusted absolute returns with lower volatility than, and minimal correlation to, the broad equity markets. The Fund intends to achieve its objective by investing all or substantially all of its assets in Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC (the "Master Fund"), a recently formed Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Fund. The Master Fund in turn intends to invest primarily in the securities of privately placed investment vehicles ("Investment Funds"), typically referred to as hedge funds, that utilize investment strategies within or related to one or more of the following four hedge fund sectors: equity long/short, event driven, relative value and tactical trading. The Fund cannot guarantee that its investment objective will be achieved or that the Master Fund's portfolio design and risk monitoring strategies will be successful. Investing in the Fund involves a high degree of risk. SEE "GENERAL RISKS," "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE" AND "INVESTMENT RELATED RISKS"
BEGINNING ON PAGE [   ].

      This prospectus (the "Prospectus") applies to the offering of units of limited liability company interest ("Units") of the Fund. The Units will be offered during an initial public offering period and thereafter will generally be offered as of the first day of each calendar month, in each case subject to any applicable sales charge and other fees, as described herein. No person who is admitted as a member of the Fund ("Member") will have the right to require the Fund to redeem its Units. The information in this Prospectus is not complete and may be changed. The Fund will not sell Units until the registration statement filed with the U.S. Securities and Exchange Commission (the "SEC") is effective. This
Prospectus is not an offer to sell the Units and is not soliciting an offer to buy the Units in any state or jurisdiction where offer or sale is not permitted.

      If you purchase Units in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund ("LLC Agreement"). A copy of the LLC Agreement is attached as Appendix C to this Prospectus.

      Investments  in the Fund may be made only by  "Eligible
Investors" as defined herein.  See "ELIGIBLE INVESTORS."

      The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at a Member's option nor will they be exchangeable for Units or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

      This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's statement of additional
information  ("SAI"),  dated  [          ],  2005,  has  been
filed with the SEC. You can request a copy of the SAI without charge by writing to the Fund, 701 Mount Lucas Road, Princeton, NJ 08540, by calling the Fund at 1-877-591-4656. You can also obtain a copy of the SAI and any future semi-annual reports of the Fund at the following
website: [       ].  The  SAI is  incorporated  by  reference
into this Prospectus in its entirety. The table of contents of the SAI appears on page 122 of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC's website (http://www.sec.gov). The address of the SEC's internet site is provided solely for the information of prospective investors and is not intended to be an active link.

                                                 Total
                                                 -----
Offering Amount (1)                        $500,000,000
Sales Load (2)                                   3.00%
Proceeds to the Fund (3)                   $500,000,000
----------------

(1) Goldman, Sachs & Co. acts as the distributor ("Distributor") of the Fund's Units on a best-efforts basis, subject to various conditions. The closing date for the purchase of Units in the initial public offering is on or about [ ] (or such earlier or later date as the Distributor may determine). The
      Units are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the
      Distributor. The Fund will sell Units only to investors who certify that they are "Eligible Investors." See "ELIGIBLE INVESTORS." The minimum initial investment in the Fund by any investor is $50,000. However, the Fund, in its sole discretion, may accept investments below this minimum. Pending the closing of the initial public offering or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with SEI Investments Global Funds Services, the Fund's escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted, including any interest earned by such investor, will be invested in the Fund on behalf of such investor. See "PURCHASING UNITS--Purchase Terms."

(2)   Investments  in the  Fund  may be  subject  to a  sales
      charge  of  up  to  3.00%  by  the   Distributor.   See
      "PURCHASING   UNITS--Sales   Charge."  The  Distributor,
      Goldman Sachs Hedge Fund Strategies LLC ("HFS", and in its capacity as the investment adviser of the Master Fund, the "Adviser"), or their affiliates may pay from their own resources additional compensation to brokers
      or   dealers   in   connection   with   the   sale  and
      distribution   of  the  Units  or  the   servicing   of
      investors. The full amount of the sales charges may be reallowed by the Distributor to brokers or dealers participating in the offering.

(3) Assumes sale of the entire offering amount. The Fund's and the Master Fund's organizational expenses are being borne voluntarily by HFS. The Fund's initial offering expenses are described under "FUND AND MASTER FUND EXPENSES" below.

      Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete,  nor have  they  made,  nor  will  they  make,  any
determination   as  to  whether   anyone   should  buy  these
securities.   Any   representation   to  the  contrary  is  a
criminal offense.

      You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

      You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

       THE FUND'S DISTRIBUTOR IS GOLDMAN, SACHS & CO.


       The date of this Prospectus is [_______], 2005

                         TABLE OF CONTENTS

                                                         Page

SUMMARY...........................................................1

SUMMARY OF FUND EXPENSES.........................................24

USE OF PROCEEDS..................................................26

INVESTMENT OBJECTIVE AND STRATEGIES..............................27

GENERAL RISKS....................................................35

SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE.....................42

INVESTMENT RELATED RISKS.........................................49

MANAGEMENT OF THE FUND AND THE MASTER FUND.......................64

INVESTMENT MANAGEMENT FEE........................................66

ADMINISTRATION...................................................67

INVESTOR AND FUND SERVICING AGENT................................68

CUSTODIAN........................................................69

FUND AND MASTER FUND EXPENSES....................................70

VOTING...........................................................72

CONFLICTS OF INTEREST............................................73

OUTSTANDING SECURITIES...........................................89

REPURCHASES OF UNITS.............................................90

TRANSFERS OF UNITS...............................................96

CALCULATION OF NET ASSET VALUE; VALUATION........................97

CAPITAL ACCOUNTS AND ALLOCATIONS................................101

CERTAIN TAX CONSIDERATIONS......................................103

ERISA CONSIDERATIONS............................................114

ELIGIBLE INVESTORS..............................................116

PURCHASING UNITS................................................116

ADDITIONAL INFORMATION AND SUMMARY OF THE LLC
    AGREEMENT...................................................117

REPORTS TO MEMBERS..............................................120

FISCAL YEAR.....................................................120

ACCOUNTANTS AND LEGAL COUNSEL...................................120

INQUIRIES.......................................................121

TABLE OF CONTENTS OF SAI........................................122

APPENDIX A - INVESTOR CERTIFICATION.............................A-1

APPENDIX B - PRIOR PERFORMANCE OF SIMILAR ACCOUNTS..............B-1

APPENDIX C - LIMITED LIABILITY COMPANY AGREEMENT................C-1

                           SUMMARY

      This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the SAI, and the Fund's Amended and Restated Limited Liability Company Agreement (the "LLC Agreement").

THE FUND The Fund is a recently formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund intends to invest all or substantially all of its assets in Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC (the "Master Fund"), a recently formed Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management
                         investment  company,   which  has  the  same
                         investment   objective  as  the  Fund.   The
                         Master  Fund may also have  other  investors
                         from  time to time.  The  Fund's  Units  are
                         registered   under  the  Securities  Act  of
                         1933,  as amended  ("Securities  Act"),  but
                         are   subject  to   substantial   limits  on
                         transferability  and resale.  Goldman  Sachs
                         Hedge  Fund   Strategies   LLC,  a  Delaware
                         limited  liability  company  ("HFS"  or  the
                         "Adviser"),   serves   as   the   investment
                         adviser for the Master Fund.

                         The Fund is a "fund of funds" that,  through
                         its investment in the Master Fund,  provides
                         a means  for  investors  to  participate  in
                         investments  in the  securities of privately
                         placed  investment   vehicles   ("Investment
                         Funds"), managed by portfolio managers or management teams ("Investment Managers"), that are typically referred to as hedge funds.

                         An   investment  in  the  Fund  will  enable
                         persons  who are  admitted as members of the
                         Fund  ("Members")  to invest with a group of
                         Investment     Managers    whose    services
                         generally  are not  available to the general
                         investing  public,  and in Investment  Funds
                         which  may be  closed  from  time to time to
                         new  investors or which  otherwise may place
                         stringent  restrictions  on the  number  and
                         type  of  persons   whose  money  they  will
                         manage.  An  investment  in  the  Fund  will
                         enable   investors  to  invest  in  a  cross
                         section of  Investment  Funds  without being
                         subject  to  the  high  minimum   investment
                         requirements  that they typically  impose on
                         investors.  Additionally,  by investing  the
                         Fund's  assets,  through its  investment  in
                         the Master Fund,  with  multiple  Investment
                         Funds,  the Fund may reduce  the  volatility
                         inherent  in  an   investment  in  a  single
                         Investment    Fund.     However,     as    a
                         "non-diversified"    management   investment
                         company,  the  Master  Fund  may  invest  in
                         relatively  few  Investment   Funds  and  in
                         Investment    Funds   that   do   not   have
                         diversified investment portfolios.

                         The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

INVESTMENT OBJECTIVE AND The  Fund's   investment   objective  is  to
STRATEGIES               target  attractive  long-term  risk-adjusted
                         absolute   returns  with  lower   volatility
                         than, and minimal correlation to, the broad equity markets. The Fund intends to pursue its investment objective by investing all or substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund in turn intends to invest in a portfolio of Investment Funds that utilize investment strategies within or related to one or more of the following four hedge fund sectors:
                         equity long/short, event driven, relative value and tactical trading, each of which is described below.

                         The  Master  Fund may  allocate  its  assets
                         among  the  four  hedge  fund  sectors  in a
                         manner  consistent  with the  Master  Fund's
                         investment    objective.    In    order   to
                         determine such allocation,  the Adviser will
                         periodically  establish  a model  allocation
                         among the four hedge fund sectors  that,  if
                         made,    would   result   in   each   sector
                         contributing a roughly  equivalent amount to
                         the  expected  portfolio  risk of the Master
                         Fund.  The Adviser  will  utilize this model
                         allocation  as a  benchmark  and will either
                         allocate  the  Master  Fund's  assets to the
                         Investment   Funds  in  a   manner   roughly
                         consistent  with such  benchmark  or, in its
                         sole   discretion,   will   make   strategic
                         allocations   to   Investment   Funds  which
                         utilize  strategies  within particular hedge
                         fund  sectors  when it believes  that market
                         conditions   or  other   factors   merit  an
                         overweighting  or  underweighting  to one or
                         more of the hedge fund  sectors.  Additional
                         information  regarding  the  manner in which
                         the Adviser  will make such  allocations  is
                         set forth under  "INVESTMENT  OBJECTIVE  AND
                         STRATEGIES--Investment  Approach."  The hedge
                         fund   sectors    referenced    herein   are
                         subjective   classifications   made  by  the
                         Adviser   in  its  sole   discretion.   Such
                         classifications are based on information provided by the Investment Funds to the Adviser and may differ from classifications into similarly named sectors made by other industry participants.

                         Initially,   the  Master  Fund   intends  to
                         invest in  approximately 30 to 75 Investment
                         Funds,   although   the  actual   number  of
                         Investment  Funds  may vary  and may  change
                         materially  over time as  determined  by the
                         Adviser in its sole  discretion.  The number
                         of  Investment  Funds  in which  the  Master
                         Fund  invests  will  be  determined  by  the
                         Adviser  in its  sole  discretion,  based on
                         factors  deemed  relevant  by  the  Adviser,
                         which may  include  the amount of the Master
                         Fund's   assets   under   management,    the
                         availability  of  attractive  opportunities,
                         and     other     portfolio     construction
                         considerations.  The Adviser  generally will
                         not  allocate  more  than 25% of the  Master
                         Fund's    total   assets   to   any   single
                         Investment    Manager   at   the   time   of
                         allocation.      Additional      information
                         regarding   the   Adviser's    process   and
                         criteria for selecting Investment Managers is set forth under "INVESTMENT OBJECTIVE AND STRATEGIES--Overview of the Investment Process."

                         Following  are  descriptions  of  certain of
                         the   investment   strategies   utilized  by
                         Investment    Managers    in   the    equity
                         long/short,  event  driven,  relative  value
                         and   tactical   trading   sectors.    Other
                         strategies  may be employed  as well.  There
                         can  be no  assurance  that  the  Investment
                         Managers   will  succeed  in  any  of  these
                         strategies.

                         Equity  Long/Short.  Equity long/short hedge
                         funds    make   long   and   short    equity
                         investments,  often based on the  Investment
                         Manager's assessment of fundamental value compared to market price.

                         Event Driven.  Event driven  strategies seek
                         to   identify    security    price   changes
                         resulting  from  corporate  events  such  as
                         restructurings,      mergers,     takeovers,
                         spin-offs  and  other  special   situations.
                         Strategies  that  may  be  utilized  in  the
                         event   driven   sector    include    merger
                         arbitrage,       high       yield/distressed
                         securities, and special situations.

                         Relative  Value.  Relative value  strategies
                         seek  to  profit  from  the   mispricing  of
                         financial  instruments,   capturing  spreads
                         between  related   securities  that  deviate
                         from their fair value or  historical  norms.
                         Directional    and   market    exposure   is
                         generally  held to a minimum  or  completely
                         hedged.  Strategies  that may be utilized in
                         the   relative    value    sector    include
                         convertible  arbitrage,   equity  arbitrage,
                         and fixed-income arbitrage.

                         Tactical    Trading.     Tactical    trading
                         strategies    are    directional     trading
                         strategies  that  generally fall into one of
                         the   following  two   categories:   managed
                         futures    strategies   and   global   macro
                         strategies.   Managed   futures   strategies
                         involve  trading in futures  and  currencies
                         globally,   generally  using  systematic  or
                         discretionary     approaches     based    on
                         identified  trends.  Global macro strategies
                         generally  utilize analysis of macroeconomic
                         and  financial  conditions  to develop views
                         on  country,  regional  or broader  economic
                         themes and then seek to  capitalize  on such
                         views    by    trading    in     securities,
                         commodities, interest rates, currencies and other instruments.

                         Additional    information    regarding   the
                         strategies  expected  to be  utilized by the
                         Investment   Managers  is  set  forth  under
                         "INVESTMENT           OBJECTIVE          AND
                         STRATEGIES--Investment Strategies."

                         There   can  be  no   assurance   that   the
                         investment objective of the Fund and the Master Fund will be achieved or that the Master Fund's portfolio design and risk monitoring strategies will be successful.

                         Investment  Funds in which the  Master  Fund
                         invests    will    generally    be   limited
                         partnerships,  limited  liability  companies
                         and  similar  entities  managed  by a single
                         Investment   Manager.   In   addition,   the
                         Master  Fund may on  occasion  retain one or
                         more  Investment   Managers  to  manage  and
                         invest  designated  portions  of the  Master
                         Fund's  assets  either  through a separately
                         managed  account  or a  separate  Investment
                         Fund in which  the  Master  Fund is the sole
                         limited  partner or the only other member or
                         equityholder.    Investment   Managers   for
                         which   such  an   investment   vehicle   is
                         utilized or that manage  assets  directly on
                         a  managed   account   basis  are  sometimes
                         referred   to   herein   as   "Subadvisers."
                         Investments  made on  behalf  of the  Master
                         Fund  by  Subadvisers  will  be  subject  to
                         additional   restrictions   and  limitations
                         under the Investment  Company Act.  Although
                         the  Master  Fund  may  allocate  assets  to
                         Subadvisers  in the future,  the Master Fund
                         has  no  current  intention  to do  so.  See
                         "INVESTMENT           OBJECTIVE          AND
                         STRATEGIES--Borrowing  by the  Fund  and  the
                         Master  Fund"  and  "Additional   Investment
                         Policies."

RISK FACTORS             An   investment   in   the   Fund   involves
                         substantial      risks      and      special
                         considerations.  Listed below are  summaries
                         of     several    of    such    risks    and
                         considerations.   For   purposes   of   this
                         discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of a Subadviser.

                         o    Investing  in the Fund can  result in a
                              loss of all of the capital invested.

                         o    The Master Fund may,  and is likely to,
                              accept investments from investors other
                              than   the   Fund,    including   other
                              investment vehicles that are managed or
                              sponsored   by   the   Adviser   or  an
                              affiliate  thereof.  If other investors
                              in the  Master  Fund  request  to  have
                              their   limited    liability    company
                              interests  in the Master Fund  ("Master
                              Fund Interests") repurchased,  this may
                              reduce the amount of the Fund's  Master
                              Fund  Interest that is  repurchased  by
                              the  Master  Fund and,  therefore,  the
                              amount  of  Units  repurchased  by  the
                              Fund. See "GENERAL RISKS--Master-Feeder
                              Structure."

                         o    The  performance  of the  Fund  depends
                              upon  the  ability  of the  Adviser  to
                              select    Investment    Managers    and
                              Investment  Funds to which to  allocate
                              the assets of the Master  Fund,  and on
                              the success of the Investment  Managers
                              in   managing   the   assets   of   the
                              Investment    Funds.    See    "GENERAL
                              RISKS--Dependence  on the  Adviser  and
                              the Investment Managers."

                         o    The Adviser will have the discretion to
                              underweight  or overweight  allocations
                              of the  Master  Fund's  assets to hedge
                              fund sectors  from a risk  perspective.
                              There   is  no   assurance   that   its
                              decisions   in  this   regard  will  be
                              successful,  or that  the  Master  Fund
                              will have the  ability  to  change  its
                              allocations  to  Investment  Funds when
                              the Adviser  determines  to do so. This
                              could have a material adverse effect on
                              the ability of the Adviser to implement
                              the  investment  objective  of the Fund
                              and  the  Master  Fund.   See  "GENERAL
                              RISKS--Risk Allocations."

                         o    The Investment Funds may use investment
                              strategies and techniques  that involve
                              greater   risks  than  the   strategies
                              typically  used by open-end  registered
                              investment   companies  (i.e.,   mutual
                              funds).  As a result,  the prices of an
                              Investment  Fund's   investments,   and
                              therefore  the net  asset  value of the
                              Master Fund Interests held by the Fund,
                              and the  Fund's  Units,  can be  highly
                              volatile. Although the Investment Funds
                              will  invest  and trade in  equity  and
                              debt  securities,  they may also invest
                              in     and     trade     equity-related
                              instruments,  debt-related instruments,
                              structured   securities,    currencies,
                              financial futures, swap agreements, and
                              other   types   of   instruments.    In
                              addition, the Investment Funds may sell
                              securities  short and use a wide  range
                              of   other    investment    techniques,
                              including  derivative  instruments used
                              for  both   hedging   and   non-hedging
                              purposes.  The use of such  instruments
                              and  techniques may be an integral part
                              of  an  Investment   Fund's  investment
                              strategy,  and may increase the risk to
                              which the Master  Fund's  portfolio  is
                              subject.    See   "INVESTMENT   RELATED
                              RISKS."

                         o    The   Master   Fund  may   pursue   its
                              investment  objective  by  investing in
                              certain    Investment    Funds    whose
                              Investment Managers take long positions
                              in    securities    believed    to   be
                              undervalued   and  short  positions  in
                              securities  believed to be  overvalued.
                              In  the   event   that  the   perceived
                              mispricings   underlying  one  or  more
                              Investment  Managers' trading positions
                              were  to fail to  converge  toward,  or
                              were   to   diverge    further    from,
                              relationships    expected    by    such
                              Investment  Managers,  the Master Fund,
                              and   therefore   the  Fund  may  incur
                              significant   losses.  See  "INVESTMENT
                              RELATED RISKS--Convergence Risk."

                         o    The issuers of  securities  acquired by
                              the  Investment  Funds  will  sometimes
                              involve a high degree of  business  and
                              financial risk. The securities of small
                              capitalization  companies  and recently
                              organized companies may involve greater
                              investment    risks.    In    addition,
                              Investment     Funds    may    purchase
                              securities   of  companies  in  initial
                              public  offerings,   or  shortly  after
                              those offerings are complete, which may
                              pose  special  risks.  See  "INVESTMENT
                              RELATED  RISKS--Issuer Risks," "--Small
                              Capitalization      Companies,"     and
                              "--Purchasing       Initial      Public
                              Offerings."

                         o    Investment  Managers  may  consider  it
                              appropriate,   subject  to   applicable
                              regulations,  to  utilize  forward  and
                              futures  contracts,   options,   swaps,
                              other  derivative  instruments,   short
                              sales,   margin  and  other   forms  of
                              leverage in their investment  programs.
                              Such    investment    techniques    can
                              substantially   increase   the  adverse
                              impact  to  which  the  Master   Fund's
                              investment  portfolio  may be  subject.
                              See         "INVESTMENT         RELATED
                              RISKS--Leverage."

                         o    The Investment Funds will be exposed to
                              the credit risk of counterparties  with
                              which,   or  brokers  and  dealers  and
                              exchanges  through  which,  they  deal,
                              whether they engage in  exchange-traded
                              or   off-exchange   transactions.   See
                              "INVESTMENT  RELATED  RISKS--Failure of
                              Investment    Funds'    Counterparties,
                              Brokers, and Exchanges."

                         o    The  Investment   Funds  may  invest  a
                              substantial  portion of their assets in
                              securities of non-U.S.  issuers and the
                              governments   of  non-U.S.   countries,
                              including   issuers   and   governments
                              located  in  emerging  markets.   These
                              investments  involve  special risks not
                              usually  associated  with  investing in
                              securities  of  U.S.  companies  or the
                              U.S.  government,  including,  but  not
                              limited  to,   political  and  economic
                              considerations,  such as greater  risks
                              of expropriation  and  nationalization,
                              confiscatory  taxation,  the  potential
                              difficulty   of   repatriating   funds,
                              general social,  political and economic
                              instability   and  adverse   diplomatic
                              developments.  See "INVESTMENT  RELATED
                              RISKS--Non-U.S.     Investments"    and
                              "--Investment in Emerging Markets."

                         o    The  Fund  and  the  Master   Fund  are
                              recently  formed and have no  operating
                              histories.  In  addition,  many  of the
                              Investment  Funds in which  the  Master
                              Fund invests may have limited operating
                              histories.

                         o    Legal, tax and regulatory changes could
                              occur during the term of the Fund which
                              may  materially  adversely  affect  the
                              Fund.  See "GENERAL  RISKS--Legal,  Tax
                              and  Regulatory  Risks."  Additionally,
                              there are certain tax risks  associated
                              with an  investment  in the  Fund.  See
                              "CERTAIN TAX CONSIDERATIONS."

                         o    Units will not be listed for trading on
                              any national securities  exchange,  are
                              subject to substantial  restrictions on
                              transfer,  and have limited  liquidity.
                              Unlike open-end  management  investment
                              companies,   investors  in   closed-end
                              funds do not have the  right to  redeem
                              their  shares  on a  daily  basis  at a
                              price   based  on  net   asset   value.
                              Although the Fund may at certain  times
                              offer to repurchase Units,  there is no
                              requirement  that the  Fund  repurchase
                              Units  and  there  can be no  assurance
                              that  a   Member   who   requests   the
                              repurchase  of its Units will have such
                              Units  repurchased in a timely fashion.
                              However, the Fund may, upon the written
                              request of a Member,  be  dissolved  in
                              the event that such  Member has not had
                              all of  its  Units  repurchased  by the
                              Fund  (whether  in a single  repurchase
                              offer or multiple  consecutive  offers)
                              within  two years  after  submitting  a
                              written   request  to  have  its  Units
                              repurchased.   See   "--Repurchases  of
                              Units" below and "GENERAL  RISKS--Units
                              Not Listed;  Repurchases  of Units" and
                              "--Closed-End Fund; Limited Liquidity."

                         o    The Fund and the Master  Fund will each
                              accept  additional   subscriptions  for
                              Units,  and  such   subscriptions  will
                              dilute   the   indirect   interest   of
                              existing  Members in the Master  Fund's
                              investment portfolio,  which could have
                              an  adverse   impact  on  the  existing
                              Members'     Units.     See    "GENERAL
                              RISKS--Special           Considerations
                              Applicable to the Subsequent  Offerings
                              of Units and Master Fund Interests."

                         o    As   a   "non-diversified"   management
                              investment company, the Master Fund may
                              invest  in  relatively  few  Investment
                              Funds and in  Investment  Funds that do
                              not   have    diversified    investment
                              portfolios.  Certain  Investment  Funds
                              may at times hold large  positions in a
                              relatively     limited     number    of
                              investments and may  concentrate  their
                              investments   in  particular   markets,
                              sectors,   industries   or   types   of
                              securities.   Such  concentrations  may
                              increase  the  risk and  volatility  to
                              which the Master  Fund's  portfolio  is
                              subject.          See          "GENERAL
                              RISKS--Non-Diversified    Status"   and
                              "SPECIAL  RISKS  OF THE  FUND OF  FUNDS
                              STRUCTURE--Investment     Funds     Are
                              Generally Non-Diversified."

                         o    Investment    Managers    will   charge
                              asset-based  fees,  and typically  will
                              also    be    entitled    to    receive
                              performance-based  fees or allocations.
                              Such    fees   and    performance-based
                              compensation  are  in  addition  to the
                              other fees  payable by the Fund and the
                              Master Fund.  Moreover,  an investor in
                              the Fund bears a proportionate share of
                              the  expenses of the Fund and,  through
                              the  Fund's  investment  in the  Master
                              Fund,  the  Master  Fund,  as  well  as
                              similar   expenses  of  the  Investment
                              Funds.   Investors   could   avoid  the
                              additional  levels of fees and expenses
                              at the Fund and Master  Fund  levels by
                              investing  directly with the Investment
                              Funds,    although   access   to   many
                              Investment  Funds  may  be  limited  or
                              unavailable.  See "SPECIAL RISKS OF THE
                              FUND   OF   FUNDS   STRUCTURE--Multiple
                              Levels of Fees and Expenses."

                         o    Investment  Managers  generally  invest
                              wholly  independent of one another.  At
                              any  particular  time,  one  Investment
                              Fund may be purchasing securities of an
                              issuer whose  securities are being sold
                              by     another     Investment     Fund.
                              Consequently,   the  Master  Fund,  and
                              therefore  the Fund,  could  indirectly
                              incur    transaction    costs   without
                              accomplishing    any   net   investment
                              result. Additionally, the turnover rate
                              within  the  Investment  Funds  may  be
                              significant,    potentially   involving
                              substantial  brokerage  commissions and
                              fees. See "SPECIAL RISKS OF THE FUND OF
                              FUNDS            STRUCTURE--Duplicative
                              Transaction Costs" and "--Turnover."

                         o    Performance-based    compensation   may
                              create    incentives   for   Investment
                              Managers to make risky investments, and
                              may be payable  by the Master  Fund and
                              the   members  of  the   Master   Fund,
                              including  the Fund,  to an  Investment
                              Manager,  indirectly through the Master
                              Fund's  investment  in such  Investment
                              Manager's  Investment Fund, even if the
                              Master  Fund's  or the  Fund's  overall
                              returns  are  negative.   See  "SPECIAL
                              RISKS    OF   THE    FUND   OF    FUNDS
                              STRUCTURE--Multiple  Levels of Fees and
                              Expenses."

                         o    Investment  Funds generally will not be
                              registered  as   investment   companies
                              under the  Investment  Company Act and,
                              therefore,  the  Fund  as  an  indirect
                              investor in  Investment  Funds will not
                              have  the  benefit  of the  protections
                              afforded by the Investment Company Act.
                              In   addition,    although   the   U.S.
                              Securities and Exchange Commission (the
                              "SEC") has  adopted new rules that will
                              require most of the Investment Managers
                              to  register  as  investment   advisers
                              under  the  Advisers  Act  (as  defined
                              below),  there  is  expected  to  be  a
                              significant  period of time before such
                              registrations  are  completed.   As  an
                              indirect  investor  in  the  Investment
                              Funds    managed    by     unregistered
                              investment advisers,  the Fund will not
                              have  the  benefit  of  certain  of the
                              protections  afforded by the Investment
                              Advisers  Act of 1940,  as amended (the
                              "Advisers  Act"). See "SPECIAL RISKS OF
                              THE FUND OF FUNDS STRUCTURE--Investment
                              Funds Not Registered."

                         o    The  valuation  of  the  Master  Fund's
                              investments  in  Investment   Funds  is
                              ordinarily    determined   based   upon
                              valuations  provided by the  Investment
                              Managers  of  such  Investment   Funds.
                              Certain   securities   in   which   the
                              Investment  Funds invest may not have a
                              readily  ascertainable market price and
                              will  be  valued   by  the   Investment
                              Managers.  An  Investment  Manager  may
                              face a conflict  of interest in valuing
                              such securities since their values will
                              affect   the    Investment    Manager's
                              compensation.    A   joint    committee
                              approved  by both the Board of Managers
                              of the Fund (the "Board") and the Board
                              of  Managers  of the  Master  Fund (the
                              "Master  Fund  Board") to  oversee  the
                              valuation  of the Fund's and the Master
                              Fund's   investments   (the  "Valuation
                              Committee")   reviews   the   valuation
                              procedures   used  by  all   Investment
                              Managers.   However,   the  Board,  the
                              Master   Fund  Board,   the   Valuation
                              Committee  and the Adviser  will not be
                              able to confirm or review the  accuracy
                              of  valuations  provided by  Investment
                              Managers.  See  "SPECIAL  RISKS  OF THE
                              FUND OF FUNDS  STRUCTURE--Valuation  of
                              the   Master   Fund's    Interests   in
                              Investment  Funds," and "CALCULATION OF
                              NET ASSET VALUE; VALUATION."

                         o    The Master  Fund  relies  primarily  on
                              information   provided  by   Investment
                              Funds in  valuing  its  investments  in
                              Investment  Funds and  determining  the
                              value   of   Master   Fund   Interests.
                              Inaccurate   valuations   provided   by
                              Investment   Funds   could   materially
                              adversely affect the value of Units and
                              the  amounts   Members   receive   upon
                              repurchases  of Units by the Fund.  See
                              "GENERAL  RISKS--  The Fund's Net Asset
                              Value  Is  and in the  Future  Will  Be
                              Based   Indirectly   on   Estimates  of
                              Valuations  Provided to the Master Fund
                              by  Third  Party  Investment   Managers
                              Which May Not Be  Accurate  or May Need
                              to  be  Adjusted  in  the  Future"  and
                              "SPECIAL  RISKS  OF THE  FUND OF  FUNDS
                              STRUCTURE--Valuation   of  the   Master
                              Fund's Interests in Investment Funds."

                         o    The  Master  Fund may make  withdrawals
                              from  Investment  Funds only at certain
                              specified  times.  In  connection  with
                              such  withdrawals,  the Master Fund may
                              receive securities that are illiquid or
                              difficult to value.  Each of the Master
                              Fund  and  the  Fund  may,  in  certain
                              circumstances,       make       in-kind
                              distributions of assets to its members,
                              including    in     connection     with
                              repurchases of Master Fund Interests or
                              Units, respectively.  Members will bear
                              any   risks    associated    with   the
                              securities  distributed by the Fund and
                              costs  associated  with the disposition
                              thereof. See "SPECIAL RISKS OF THE FUND
                              OF FUNDS  STRUCTURE--Investment  Funds'
                              Securities Are Generally  Illiquid" and
                              "GENERAL   RISKS--Payment  In-Kind  for
                              Repurchased Units."

                         o    Substantial  requests  for the  Fund or
                              the Master Fund to repurchase  Units or
                              Master  Fund  Interests,  respectively,
                              could   require   the  Master  Fund  to
                              liquidate  certain  of its  investments
                              more rapidly than  otherwise  desirable
                              in  order  to  raise  cash to fund  the
                              repurchases   and   achieve   a  market
                              position  appropriately   reflecting  a
                              smaller   asset  base.   See   "GENERAL
                              RISKS--Substantial Repurchases."

                         o    Since certain Investment Funds that the
                              Adviser has selected for  investment by
                              the Master Fund may provide  infrequent
                              opportunities    to   purchase    their
                              securities,  the  Master  Fund may hold
                              significant amounts of cash, short-term
                              debt   securities   or   money   market
                              securities  pending  investment in such
                              Investment    Funds,     which    could
                              materially  adversely affect the Master
                              Fund's,   and   therefore  the  Fund's,
                              investment returns. Similarly,  subject
                              to  applicable  law,  the Fund may hold
                              cash,    cash    equivalents,     other
                              short-term securities or investments in
                              money market funds  pending  investment
                              in  the  Master   Fund,   which   could
                              materially    adversely    the   Fund's
                              investment   returns.   The  Investment
                              Funds may engage in similar  activities
                              which may materially  adversely  affect
                              their   investment   performance.   See
                              "SPECIAL  RISKS  OF THE  FUND OF  FUNDS
                              STRUCTURE--Limitations  on  Ability  to
                              Invest   in   Investment   Funds"   and
                              "INVESTMENT RELATED RISKS--Money Market
                              and other Liquid Instruments."

                         o    Subject to  applicable  law, the Master
                              Fund may agree to indemnify  certain of
                              the Investment Funds and the Investment
                              Managers and their respective officers,
                              directors,   and  affiliates  from  any
                              liability,  damage,  cost,  or  expense
                              arising  out of,  among  other  things,
                              acts or omissions relating to the offer
                              and sale of Units.  See "SPECIAL  RISKS
                              OF     THE      FUND      OF      FUNDS
                              STRUCTURE--Indemnification           of
                              Investment    Funds   and    Investment
                              Managers."

                         o    The  Master  Fund may  hold  non-voting
                              securities,  or contractually forgo the
                              right to vote in  respect of the voting
                              securities of an Investment  Fund,  and
                              in such cases, the Master Fund will not
                              be able to vote on matters that require
                              the approval of the  interestholders of
                              the Investment Fund,  including matters
                              adverse  to the  Master  Fund's and the
                              Fund's interests. See "SPECIAL RISKS OF
                              THE FUND OF FUNDS  STRUCTURE--Inability
                              to Vote."

                         In view of the risks noted  above,  the Fund
                         should   be    considered   a    speculative
                         investment,  and investors  should invest in
                         the  Fund   only  if  they  can   sustain  a
                         complete loss of their investment.

                         No guarantee or  representation is made that
                         the  investment  program  of the  Fund,  the
                         Master Fund or any  Investment  Fund will be
                         successful,   that  the  various  Investment
                         Funds   selected   will   produce   positive
                         returns or that the Fund will achieve its investment objective.

                         A more  detailed  discussion  of  the  risks
                         associated  with an  investment  in the Fund
                         can  be   found   under   "GENERAL   RISKS,"
                         "SPECIAL   RISKS   OF  THE   FUND  OF  FUNDS
                         STRUCTURE," and "INVESTMENT RELATED RISKS."

MANAGEMENT               The Board  has  overall  responsibility  for
                         the  management   and   supervision  of  the
                         business   operations   of  the  Fund.   The
                         Master  Fund  Board,  which  will  initially
                         have the same  composition as the Board, has
                         overall  responsibility  for the  management
                         and  supervision of the business  operations
                         of the Master Fund.  See  "MANAGEMENT OF THE
                         FUND  AND  THE  MASTER  FUND--The  Boards  of
                         Managers."   To  the  extent   permitted  by
                         applicable  law,  the Board  and the  Master
                         Fund  Board  may  each  delegate  any of its
                         rights,   powers  and  authority  to,  among
                         others,   the  officers  of  the  applicable
                         fund, any committee of such board, or, in the case of the Master Fund Board, the Adviser.

THE ADVISER              Under the  supervision  of the  Master  Fund
                         Board   and   pursuant   to  an   investment
                         management   agreement  between  the  Master
                         Fund  and  the  Adviser   (the   "Investment
                         Management  Agreement"),   the  Adviser,  an
                         investment   adviser  registered  under  the
                         Advisers Act, serves as the Master Fund's investment adviser.

                         The  Adviser  is an  advisory  affiliate  of
                         Goldman,  Sachs  &  Co.  ("Goldman  Sachs"),
                         and  Goldman  Sachs Asset  Management,  L.P.
                         ("GSAM").  Each  of  the  Adviser,   Goldman
                         Sachs and GSAM is a wholly owned  subsidiary
                         of  The  Goldman   Sachs  Group,   Inc.  See
                         "MANAGEMENT  OF  THE  FUND  AND  THE  MASTER
                         FUND--The Adviser."

FUND ADMINISTRATION      Each of the  Fund  and the  Master  Fund has
                         retained   SEI   Investments   Global  Funds
                         Services ("SEI" or the "Administrator") to provide it with certain administrative and transfer agency services. Each of the Fund and the Master Fund will compensate the Administrator for these services and will reimburse the Administrator for certain of its out-of-pocket expenses. See "--Fees and Expenses" below.

FEES AND EXPENSES        The Fund  bears its own  operating  expenses
                         (including,    without    limitation,    its
                         offering   expenses),   and,   through   its
                         investment in the Master Fund, a pro rata portion of the operating expenses of the Master Fund. A more detailed discussion of the Fund's expenses can be found under "FUND AND MASTER FUND EXPENSES."

                         Investment  Management  Fee.  The Fund  will
                         bear   a   proportionate    share   of   the
                         investment   management   fee   ("Investment
                         Management  Fee") paid by the Master Fund to
                         the   Adviser   in   consideration   of  the
                         advisory and other services  provided by the
                         Adviser  to  the  Master  Fund.  The  Master
                         Fund   will  pay  the   Adviser   a  monthly
                         Investment  Management  Fee  equal to 1/12th
                         of 1.10% of the Master  Fund's net assets as
                         of  each   month-end,   subject  to  certain
                         adjustments. The Investment Management Fee will be paid to the Adviser out of the Master Fund's assets, and will therefore decrease the net profits or increase the net losses of the Fund. See "INVESTMENT MANAGEMENT FEE."

                         Servicing  Fee.  The  Fund  will  pay HFS or
                         one if its  affiliates,  in its  capacity as
                         the investor and Fund  servicing  agent (the
                         "Investor  and  Fund  Servicing  Agent"),  a
                         monthly  servicing  fee  ("Servicing  Fee"),
                         equal to 1/12th of 0.50% of the  Fund's  net
                         assets as of each  month-end.  The Servicing
                         Fee  will be paid to the  Investor  and Fund
                         Servicing  Agent  out of the  Fund's  assets
                         and  will   decrease   the  net  profits  or
                         increase  the net  losses of the  Fund.  See
                         "INVESTOR AND FUND SERVICING AGENT."

                         Administration  Fee.  The Fund  will pay the
                         Administrator a monthly  administration  fee
                         equal to 1/12th of 0.005% of the  Fund's net
                         assets   (prior   to   reduction   for   any
                         Servicing  Fee)  as of  each  month-end,  as
                         well  as  1/12th  of   $25,000  as  of  each
                         month-end    (collectively,     the    "Fund
                         Administration   Fee").  In  addition,   the
                         Master  Fund  will pay the  Administrator  a
                         monthly  administration  fee equal to 1/12th
                         of 0.06% of the  Master  Fund's  net  assets
                         (prior  to  reduction  for  any   Investment
                         Management  Fee) as of each  month-end  (the
                         "Master  Fund   Administration   Fee",   and
                         together with the Fund  Administration  Fee,
                         the  "Administration  Fees").  Each  of  the
                         Administration  Fees  will  be  paid  to the
                         Administrator  out of the assets of the Fund
                         or the Master Fund, as applicable,  and will
                         therefore   decrease   the  net  profits  or
                         increase  the net  losses of the  Fund.  The
                         Master  Fund will also pay an  affiliate  of
                         the   Administrator   which  serves  as  the
                         Fund's  and  Master   Fund's   custodian   a
                         monthly  fee  for  such  services  equal  to
                         1/12th  of 0.01% of the  Master  Fund's  net
                         assets   (prior   to   reduction   for   any
                         Investment   Management   Fee)  as  of  each
                         month-end.  The  Fund  and the  Master  Fund
                         will also  reimburse the  Administrator  and
                         custodian    for    certain    out-of-pocket
                         expenses.     See    "ADMINISTRATION"    and
                         "CUSTODIAN."

                         HFS has entered into an  agreement  with the
                         Fund   (the   "Fund    Expense    Limitation
                         Agreement")   pursuant   to  which  HFS  has
                         agreed to waive and/or  reimburse the Fund's
                         expenses,  to the extent  necessary  so that
                         the Fund's  total  expenses  (not  including
                         the  expenses  of the  Master  Fund that are
                         borne   indirectly   by  the  Fund  and  any
                         Extraordinary   Expenses  of  the  Fund  (as
                         defined   in   "FUND   AND    MASTER    FUND
                         EXPENSES"))   during  the  12-month   period
                         beginning   on  the  closing  date  for  the
                         purchase  of  Units  in the  initial  public
                         offering  (the  "Initial  Closing  Date") do
                         not exceed  0.75% of the  average of the net
                         assets of the Fund (prior to  reduction  for
                         any  Extraordinary   Expenses)  as  of  each
                         month-end   during  such  12-month   period.
                         Such expense waivers and/or  reimbursements,
                         if any,  will be  calculated  and  paid on a
                         monthly  basis in  accordance  with the Fund
                         Expense  Limitation  Agreement.   See  "FUND
                         AND MASTER FUND EXPENSES."

                         The Master Fund has  entered  into a similar
                         expense  limitation  agreement with HFS (the
                         "Master     Fund     Expense      Limitation
                         Agreement"),  whereby HFS has  contractually
                         agreed with the Master Fund to waive  and/or
                         reimburse the Master Fund's  expenses to the
                         extent  necessary so that the Master  Fund's
                         total expenses, not including  Extraordinary
                         Expenses,   during   the   12-month   period
                         beginning   on  the  closing  date  for  the
                         purchase  of  Master  Fund  Interests  by  a
                         party  other than The Goldman  Sachs  Group,
                         Inc.  (the  "Master  Fund  Initial   Closing
                         Date") do not  exceed  1.60% of the  average
                         of the net assets of the Master  Fund (prior
                         to   reduction    for   any    Extraordinary
                         Expenses), as of each month-end during such 12-month period. HFS does not expect to waive or reimburse Fund or Master Fund expenses with respect to any subsequent periods. In addition, the Fund's and the Master Fund's organizational expenses are being borne voluntarily by HFS. See "FUND AND MASTER FUND EXPENSES."

                         Subject  to the  terms of the  Fund  Expense
                         Limitation  Agreement,  the Fund's  expenses
                         incurred  and to be incurred  in  connection
                         with the  initial  offering of Units will be
                         amortized  by the  Fund  over  the  12-month
                         period  beginning  on  the  Initial  Closing
                         Date.  Subject  to the  terms of the  Master
                         Fund  Expense  Limitation   Agreement,   the
                         Master  Fund's  expenses  incurred and to be
                         incurred  in  connection  with  the  initial
                         offering  of Master Fund  Interests  will be
                         amortized    over   the   12-month    period
                         beginning   on  the  Master   Fund   Initial
                         Closing  Date.  See  "FUND AND  MASTER  FUND
                         EXPENSES."

                         Investments in the Fund may also be subject to a sales charge of up to 3.00% by the Distributor. See
                         "--Purchasing Units" below.

                         The  Board   believes   that  the  aggregate
                         expenses of the Fund and the Master Fund will not be materially greater than the expenses that the Fund would incur if the assets of the Fund were invested directly in Investment Funds.

DISTRIBUTIONS            It  is  expected  that   distributions  will
                         generally  not be made to Members.  However,
                         the   Board   has   the   right   to   cause
                         distributions to be made in cash or in-kind to the Members in its sole discretion.
                         Whether or not distributions are made, each Member will be required each year to pay applicable federal, state and local income taxes on its allocable share of the Fund's taxable income.

CONFLICTS OF INTEREST    The  investment  activities  of the Adviser,
                         the   Investment    Managers,    and   their
                         respective affiliates,  and their directors,
                         trustees,   managers,   members,   partners,
                         officers,  and  employees,   for  their  own
                         accounts  and other  accounts  they  manage,
                         may give rise to conflicts of interest  that
                         could   disadvantage   the   Fund   and  its
                         Members.  The  Adviser  provides  investment
                         management   services  to  other  funds  and
                         discretionary  managed  accounts that follow
                         an  investment  program  similar  to that of
                         the  Fund  and  the  Master  Fund.   Goldman
                         Sachs  (including,   for  purposes  of  this
                         "--Conflicts of Interest"  section,  Goldman,
                         Sachs  &  Co.,   the   Adviser,   and  their
                         affiliates,  directors,  partners, trustees,
                         managing  members,  officers and employees),
                         a  diversified   global  financial  services
                         firm  involved  with  a  broad  spectrum  of
                         financial   services  and  asset  management
                         activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or the Members. The following is a brief summary description of certain of these potential conflicts of interest:

                         o While  the  Adviser  will  make  decisions
                           for the  Master  Fund in  accordance  with
                           its  obligations to manage the Master Fund
                           appropriately,  the fees, compensation and
                           other    benefits    to   Goldman    Sachs
                           (including  benefits  relating to business
                           relationships  of Goldman  Sachs)  arising
                           therefrom  may be  greater  as a result of
                           certain  portfolio,   investment,  service
                           provider  or other  decisions  made by the
                           Adviser  than  they  would  have  been had
                           other   decisions  been  made  which  also
                           might  have  been   appropriate   for  the
                           Master Fund.

                         o Goldman Sachs,  its  sales  personnel  and
                           other  financial   service  providers  may
                           have  conflicts   associated   with  their
                           promotion of the Fund and the Master Fund or other dealings with the Fund and the Master Fund that would create incentives for them to promote the Fund and the Master Fund.

                         o While   the    allocation   of  investment
                           opportunities  among  Goldman  Sachs,  the
                           Master Fund and other  funds and  accounts
                           managed   by   Goldman   Sachs  may  raise
                           potential  conflicts  because of financial
                           or other  interests  of  Goldman  Sachs or
                           its  personnel,  the Adviser will not make
                           allocation   decisions   based  on    such
                           factors.

                         o The  Adviser   will   give  advice to  and
                           make  investment  decisions for the Master
                           Fund as it  believes  is in the  fiduciary
                           interests  of  the  Master  Fund.   Advice
                           given  to the  Master  Fund or  investment
                           decisions  made  for the  Master  Fund may
                           differ  from,   and  may  conflict   with,
                           advice given or investment  decisions made
                           for  Goldman   Sachs  or  other  funds  or
                           accounts. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Master Fund, and actions taken by the Master Fund may benefit Goldman Sachs or other funds or accounts.

                         o Goldman   Sachs   will   be    under    no
                           obligation  to provide to the Master Fund,
                           or  effect  transactions  on behalf of the
                           Master  Fund  in  accordance   with,   any
                           market  or  other  information,  analysis,
                           technical   models  or   research  in  its
                           possession.

                         o To  the  extent   permitted by  applicable
                           law,   including  the  Investment  Company
                           Act,   the  Master  Fund  may  enter  into
                           transactions  in which  Goldman Sachs acts
                           as  principal,  or in which  Goldman Sachs
                           acts on behalf of an Investment  Fund (or,
                           in the case of a  Subadviser,  the  Master
                           Fund)  and  the  other   parties  to  such
                           transactions.   Goldman  Sachs  will  have
                           potentially   conflicting   interests   in
                           connection with such transactions.

                         o To  the  extent  permitted  by  applicable
                           law,   including  the  Investment  Company
                           Act, Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Fund or the Master Fund and will retain all commissions, fees and other compensation in connection therewith.

                         o Products  and   services  received  by the
                           Adviser or its affiliates  from brokers in
                           connection    with   brokerage    services
                           provided  to the  Master  Fund  and  other
                           funds  or  accounts   managed  by  Goldman
                           Sachs   may   disproportionately   benefit
                           other of such funds and accounts  based on
                           the   relative    amounts   of   brokerage
                           services provided to the Master Fund and such other funds and accounts.

                         The  Investment  Managers,  including  their
                         affiliates  and  personnel,  may  engage  in
                         activities  which  give  rise  to  potential
                         conflicts   of   interest   similar  to  the
                         foregoing as well as additional potential conflicts of interest.

                         Prospective   investors   should   carefully
                         review   the   section   of  this   document
                         entitled "CONFLICTS OF INTEREST" which more fully describes these and other potential conflicts of interest presented by Goldman Sachs' and the Investment Managers' other businesses and interests.

ELIGIBLE INVESTORS       Each  prospective  investor in the Fund will
                         be  required   to  certify   that  it  is  a
                         "qualified  client"  within  the  meaning of
                         Rule  205-3  under  the   Advisers   Act.  A
                         "qualified  client"  means an  individual or
                         company  (other than an investment  company)
                         that  has a net  worth  (or in the  case  of
                         individuals,  a joint net worth  with  their
                         spouse)  of more  than  $1,500,000,  or that
                         meets    certain     other     qualification
                         requirements.   In   addition,   Units   are
                         generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Prospectus as "Eligible Investors."

                         All  prospective  Members  must  complete an
                         investor   certification   in   which   they
                         certify that, among other things,  they meet
                         the  foregoing  requirements  and that  they
                         will  not  transfer   their  Units  (or  any
                         portion  thereof)  except in accordance with
                         the  LLC  Agreement.  Existing  Members  who
                         request to  purchase  additional  Units will
                         be   required   to  qualify   as   "Eligible
                         Investors"  and to  complete  an  additional
                         investor    certification   prior   to   the
                         additional    purchase.     See    "ELIGIBLE
                         INVESTORS."

PURCHASING UNITS         The minimum  initial  investment in the Fund
                         by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

                         Subsequent  to the initial  public  offering
                         of  the  Fund,   Units  will   generally  be
                         offered for  purchase as of the first day of
                         each calendar  month,  except that Units may
                         be  offered  more  or  less   frequently  as
                         determined   by  the   Board   in  its  sole
                         discretion.

                         Subscriptions  are generally  subject to the
                         receipt of cleared  funds on or prior to the
                         acceptance   date   set  by  the   Fund  and
                         notified to prospective  investors.  Pending
                         the closing of the initial public  offering,
                         or any subsequent  offering,  funds received
                         from  prospective  investors  will be placed
                         in an  interest-bearing  escrow account with
                         SEI, the Fund's  escrow  agent.  On the date
                         of any  closing,  the  balance in the escrow
                         account with respect to each investor  whose
                         investment   is  accepted,   including   any
                         interest earned by such investor, will be invested in the Fund on behalf of such investor.

                         A   prospective   investor   must  submit  a
                         completed   investor   certification  on  or
                         prior  to  the  acceptance  date  set by the
                         Fund    and    notified    to    prospective
                         investors. The Fund reserves the right to reject, in its sole discretion, any request to purchase Units in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Units at any time. Additional information regarding the subscription process is set forth under "PURCHASING UNITS."


                         Investments  in the Fund may be subject to a
                         sales   charge   of  up  to   3.00%  by  the
                         Distributor.  No sales charge is expected to
                         be charged  with respect to  investments  by
                         HFS and its affiliates, and their respective
                         directors,    principals,    officers    and
                         employees.   See  "PURCHASING   UNITS--Sales
                         Charge."

THE CLOSING DATE         The  Initial  Closing  Date is  expected  to
OF THE INITIAL           occur on or about  [       ],  2005 (or such
PUBLIC OFFERING          earlier  or  later  date as the  Distributor
                         may determine).

REPURCHASES OF UNITS     No Member  will  have the  right to  require
                         the  Fund  to  redeem   its  Units  (or  any
                         portion  thereof)  in  the  Fund.  The  Fund
                         from  time to time may  offer to  repurchase
                         Units  pursuant  to  written  tenders by the
                         Members.    However,    because    all    or
                         substantially  all of the Fund's assets will
                         be  invested  in the Master  Fund,  the Fund
                         will   generally   find  it   necessary   to
                         liquidate  a  portion  of  its  Master  Fund
                         Interest  in  order  to  satisfy  repurchase
                         requests.   Because  Master  Fund  Interests
                         may  not  be   transferred,   the  Fund  may
                         withdraw  a  portion  of  its  Master   Fund
                         Interest only pursuant to repurchase  offers
                         by the  Master  Fund.  Therefore,  the  Fund
                         does not  expect  to  conduct  a  repurchase
                         offer  for  Units  unless  the  Master  Fund
                         contemporaneously   conducts  a   repurchase
                         offer for Master Fund Interests.

                         The Adviser anticipates  recommending to the
                         Master  Fund  Board  that  the  Master  Fund
                         conduct   repurchase   offers  on  or  about
                         [      ],      2006,      and     thereafter
                         semi-annually  on or  about  each  January 1
                         and  July 1.  It is  also  anticipated  that
                         the Fund will generally  conduct  repurchase
                         offers   contemporaneously  with  repurchase
                         offers conducted by the Master Fund.

                         The   Master   Fund  will  make   repurchase
                         offers,  if any, to all of the Master Fund's
                         members,  including the Fund.  The Fund does
                         not expect to make a  repurchase  offer that
                         is larger  than the  portion  of the  Master
                         Fund's   corresponding    repurchase   offer
                         expected to be available  for  acceptance by
                         the  Fund.   Consequently,   the  Fund  will
                         conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund's repurchase offers.

                         Subject to the conditions  described  above,
                         any  repurchases  of  Units  will be made at
                         such  times  and  on  such  terms  as may be
                         determined  by the  Board  from time to time
                         in  its  sole  discretion.   Therefore,  the
                         Fund  may   determine   not  to   conduct  a
                         repurchase  offer at a time that the  Master
                         Fund conducts a repurchase  offer.  The Fund
                         may also elect to  repurchase  less than the
                         full  amount  that a Member  requests  to be
                         repurchased.   If  a  repurchase   offer  is
                         oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Member.

                         In  determining   whether  the  Master  Fund
                         should  offer  to  repurchase   Master  Fund
                         Interests  from  members of the Master  Fund
                         pursuant to repurchase requests,  the Master
                         Fund  Board  may   consider,   among   other
                         things,  the  recommendation  of the Adviser
                         as well as a variety  of other  operational,
                         business  and  economic  factors.  The Board
                         may    consider    similar    factors   when
                         determining whether the Fund should offer to repurchase Units from Members of the Fund.

                         The Board may  under  certain  circumstances
                         elect to  postpone,  suspend or terminate an
                         offer  to  repurchase  Units.  In the  event
                         that  any  Member  has  not  had  all of its
                         Units  repurchased by the Fund (whether in a
                         single    repurchase   offer   or   multiple
                         consecutive  offers)  within two years after
                         a  written   request   to  have  such  Units
                         repurchased,  the  Fund  may  be  dissolved.
                         See "REPURCHASES OF UNITS."

                         A  Member  who  tenders  some but not all of
                         its Units for  repurchase  will be  required
                         to  maintain  a  minimum   capital   account
                         balance of  $50,000.  Such  minimum  capital
                         account  balance  requirement  may be waived
                         by the Board,  in its sole  discretion.  The
                         Fund   reserves  the  right  to  reduce  the
                         amount to be repurchased from a Member so that the required capital account balance is maintained.

                         A  2.00%  early   repurchase   fee  will  be
                         charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member's purchase of the Units. An early repurchase fee payable by a Member may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See "REPURCHASES OF UNITS."

TRANSFER RESTRICTIONS    A  Member  may   assign,   transfer,   sell,
                         encumber,  pledge or  otherwise  dispose  of
                         (each,  a "transfer")  its Units only (1) by
                         operation  of law  pursuant  to  the  death,
                         divorce,    insolvency,    bankruptcy,    or
                         adjudicated  incompetence of the Member;  or
                         (2) under other limited circumstances,  with
                         the  consent  of  the  Board  (which  may be
                         withheld  in  its  sole  discretion  and  is
                         expected  to be  granted,  if at  all,  only
                         under  extenuating  circumstances).   Unless
                         counsel  to  the  Fund   confirms  that  the
                         transfer  will  not  cause  the  Fund  to be
                         treated as a "publicly  traded  partnership"
                         taxable   as  a   corporation,   the   Board
                         generally will not consider  consenting to a
                         transfer of Units  unless the  transfer  is:
                         (1) one in which  the tax basis of the Units
                         in   the   hands   of  the   transferee   is
                         determined,   in  whole   or  in  part,   by
                         reference  to its tax  basis in the hands of
                         the  transferring   Member  (e.g.,   certain
                         transfers   to    affiliates,    gifts   and
                         contributions  to family  entities);  (2) to
                         members   of   the   transferring   Member's
                         immediate family (siblings, spouse, parents or children); or (3) a distribution from a qualified retirement plan or an individual retirement account. In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

                         Each transferring  Member and transferee may
                         be charged  reasonable  expenses,  including
                         attorneys' and accountants'  fees,  incurred
                         by  the   Fund  in   connection   with   the
                         transfer.  See "TRANSFERS OF UNITS."

TAXES Each of the Fund and the Master Fund will receive an opinion of counsel that, for federal income tax purposes, it will be treated  as a  partnership  and  not  as  an
                         association  taxable as a  corporation,  and
                         that  based on a "facts  and  circumstances"
                         analysis,  it  will  not  be  treated  as  a
                         publicly  traded  partnership  taxable  as a
                         corporation.  As a result,  each Member will
                         be required  to include in its U.S.  federal
                         taxable  income its  allocable  share of the
                         Fund's taxable  income each year,  including
                         the  Fund's  share  of  the  Master   Fund's
                         taxable  income,  regardless  of whether the
                         Fund makes a distribution  to such Member in
                         such  year.  In  addition,  for a variety of
                         reasons,  a Member's  allocation  of taxable
                         income  of the  Fund in any year may be more
                         or less than the  amount of net  profits  or
                         net  losses   allocated   to  the   Member's
                         capital  account  for  that  year.  FOR  THE
                         REASONS  DESCRIBED ABOVE AND BECAUSE,  AMONG
                         OTHER  THINGS,  THE  FUND  IS NOT  GENERALLY
                         OBLIGATED,  AND  DOES  NOT  INTEND,  TO MAKE
                         DISTRIBUTIONS,    MEMBERS   MAY    RECOGNIZE
                         SUBSTANTIAL  AMOUNTS  OF  TAXABLE  INCOME IN
                         EACH  YEAR,  THE  TAXES ON WHICH  ARE FAR IN
                         EXCESS OF ANY DISTRIBUTIONS FROM THE FUND.

                         For a discussion of certain tax risks and considerations relating to an investment in the Fund see "CERTAIN TAX CONSIDERATIONS."

                         Investors   should  consult  their  own  tax
                         advisers   with   respect  to  the  specific
                         federal,  state,  local,  U.S.  and non-U.S.
                         tax consequences of the purchase, ownership and disposal of Units in the Fund and/or the filing requirements, if any, associated with the purchase, ownership and disposal of Units in the Fund.

ERISA PLANS AND OTHER Prospective investors subject to the TAX-EXEMPT ENTITIES Employee Retirement Income Security Act of
                         1974,  as  amended   ("ERISA"),   and  other
                         tax-exempt   entities,   including  employee
                         benefit   plans,    individual    retirement
                         accounts  and  Keogh  Plans,   may  purchase
                         Units  in  the  Fund.   The  Fund's   assets
                         should  not  be   considered   to  be  "plan
                         assets" for  purposes  of ERISA's  fiduciary
                         responsibility  and  prohibited  transaction
                         rules or similar  provisions of the Internal
                         Revenue  Code  of  1986,   as  amended  (the
                         "Internal Revenue Code" or the "Code").

                         Because  the Fund,  the Master  Fund and the
                         Investment   Funds   may   incur   debt   in
                         connection  with the purchase of securities,
                         futures and other investments,  the Fund may
                         generate  income  that  is  taxable  to  its
                         tax-exempt  Members  as  unrelated  business
                         taxable  income  ("UBTI").  In  addition,  a
                         tax-exempt  Member may recognize  UBTI if it
                         incurs    indebtedness    to   finance   its
                         investment  in the Fund,  and it is possible
                         that certain  investments  by the Fund,  the
                         Master Fund and the  Investment  Funds could
                         result  in  UBTI,  even if such  investments
                         are  not   debt   financed.   Due  to  these
                         considerations,  an  investment  in the Fund
                         is not  appropriate  for  certain  types  of
                         tax-exempt  entities,  including  charitable
                         remainder    trusts.    See   "CERTAIN   TAX
                         CONSIDERATIONS."

                         An  investment  in the  Fund  by  tax-exempt
                         entities  requires  special   consideration.
                         Trustees or administrators of such entities are urged to review carefully the matters discussed in this Prospectus and to consult with their tax advisers prior to making an investment in the Fund. See "CERTAIN TAX CONSIDERATIONS."

TERM                     The  Fund's  term is  perpetual  unless  the
                         Fund  is  otherwise   terminated  under  the
                         terms of the LLC Agreement.

REPORTS TO MEMBERS       Members will receive annual tax  information
                         necessary for  completion  of U.S.  federal,
                         state and local tax  returns.  The Fund will
                         furnish to Members such  information as soon
                         as   practicable   after   receipt   of  the
                         necessary  information  from the  Investment
                         Funds by the Master Fund. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. MEMBERS SHOULD THEREFORE
                         EXPECT TO OBTAIN  EXTENSIONS  OF THE  FILING
                         DATES FOR THEIR  INCOME  TAX  RETURNS AT THE
                         FEDERAL, STATE AND LOCAL LEVEL.

                         The  Fund  anticipates  sending  Members  an
                         unaudited  semi-annual and an audited annual
                         report  within  60 days  after  the close of
                         the  period  for which  the  report is being
                         made,  or  as  otherwise   required  by  the
                         Investment  Company  Act.  Members also will
                         be  sent   reports   regarding   the  Fund's
                         operations  each  quarter.  See  "REPORTS TO
                         MEMBERS."

FISCAL YEAR              For accounting  purposes,  the Fund's fiscal
                         year is the period  ending on  December  31.
                         The  Fund's   taxable  year  is  the  period
                         ending December 31.

                   SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that Members can expect to bear directly or indirectly. Members will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below. In addition to the expenses and fees set forth below, Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Investment Funds or in connection with the allocation of the assets of the Master Fund to Subadvisers.

MEMBER TRANSACTION EXPENSES
  Maximum Sales Charge (Load) (as a percentage of purchase
  amount) (1)                                           3.00%
  Maximum Early Repurchase Fee (as a percentage of
  repurchased amount) (2)                               2.00%

ANNUAL EXPENSES (as a percentage of net assets)
   Investment Management Fee (3)                        1.10%
   Servicing Fee (4)                                    0.50%
   Other Expenses (including the Fund's and the Master
    Fund's initial offering expenses) (5)               0.75%
   Total Annual Expenses (including the Fund's initial
   offering expenses)                                   2.65%
   Fees Waivers and Expenses Reimbursements (6)       (0.30)%

   Net Total Annual Expenses (7)                        2.35%

----------------

(1) See "PURCHASING UNITS--Sales Charge" for additional information.

(2) A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Member's Units at any time prior to the day immediately preceding the one-year anniversary of a Member's purchase of the Units. An early repurchase fee payable by a Member may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund. Although the Master Fund does not presently intend to impose any charge on the repurchase of Master Fund Interests, the members of the Master Fund, including the Fund, will bear a portion of any redemption fees imposed by
      Investment Funds. Many of the Investment Funds in which the Master Fund expects to invest do not charge redemption fees. To the extent such fees are assessed by Investment Funds, they generally relate to redemptions effected within the first year that an investment in the Investment Fund is made and generally range from 2% to 5%, although it is possible that this range may be exceeded. See "REPURCHASES OF UNITS."

(3) The Investment Management Fee is payable by the Master Fund, but will be borne indirectly by Members as a result of the Fund's investment in the Master Fund. See "INVESTMENT MANAGEMENT FEE" for additional information.

(4) See "INVESTOR AND FUND SERVICING AGENT" for additional information.

(5) Because the Fund and the Master Fund are recently organized, Other Expenses (as defined below) is an estimate based on average net assets of $100 million in the Fund and average net assets of $175 million in the Master Fund, net of the expense limitation arrangements discussed below in note 7. In the absence of such arrangements, Other Expenses would be higher and would increase to the extent net assets are less than $100 million in the Fund or $175 million in the Master Fund.

(6) Pursuant to the Fund Expense Limitation Agreement, HFS has contractually agreed with the Fund to waive and/or reimburse the Fund's expenses to the extent necessary so that the Fund's total expenses (not including the expenses of the Master Fund that are borne indirectly by the Fund and any Extraordinary Expenses of the Fund or the Master Fund (as defined in "FUND AND MASTER FUND EXPENSES")) during the 12-month period beginning on the Initial Closing Date do not exceed 0.75% of the average of the net assets of the Fund (prior to reduction for any Extraordinary Expenses) as of each month-end during such 12-month period. Such expense waivers and/or reimbursements, if any, will be calculated and paid on a monthly basis in accordance with the Fund Expense Limitation Agreement. Based on estimated average net assets of $100 million in the Fund and the annual fees and expenses set out in the table above, including the Fund's initial offering expenses, HFS would be required to waive or reimburse to the Fund approximately 0.30% of the Fund's average net assets during the course of the 12-month period beginning on the Initial Closing Date, although the amount may be greater or less depending on the actual expenses and net assets of the Fund.

      The Master Fund has entered into the Master Fund Expense Limitation Agreement, whereby HFS has contractually agreed with the Master Fund to waive and/or reimburse the Master Fund's expenses to the extent necessary so that the Master Fund's total expenses, not including Extraordinary Expenses of the Master Fund, during the Master Fund's 12-month period beginning on the closing date of the purchase of Master Fund Interests by a party other than The Goldman Sachs Group, Inc. (the "Master Fund Initial Closing Date") do not exceed 1.60% of the average of the net assets of the Master Fund (prior to reduction for any Extraordinary Expenses), as of each month-end during such 12-month period. Based on estimated average net assets of $175 million in the Master Fund and the annual fees and expenses set out in the table above, including the Master Fund's initial offering expenses, HFS would be required to waive or reimburse to the Master Fund approximately 0.05% of the Master Fund's average net assets during the course of the 12-month period beginning on the Master Fund Initial Closing Date, although the amount may be greater or less depending on the actual expenses and net assets of the Master Fund. HFS does not expect to waive or reimburse Fund or Master Fund expenses with respect to any subsequent periods. See "FUND AND MASTER FUND EXPENSES."

(7) Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Investment Funds or in connection with the allocation of the assets of the Master Fund to Subadvisers. Generally, asset-based fees payable to Investment Managers of the Investment Funds will range from 1% to 3% (annualized) of the average net asset value of the Master Fund's investment, and performance or incentive fees or allocations generally range from 15% to 30% of an Investment Fund's net profits annually, although it is possible that such ranges may be exceeded for certain Investment Managers. Although the Master Fund may allocate assets to Subadvisers in the future, the Master Fund has no current intention to do so.

      The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. "Other Expenses," as shown above, is an estimate based on anticipated contributions to the Fund and the Master Fund and anticipated expenses for the first year of the Fund's and the Master Fund's operations, and includes, among other things, professional fees and other expenses that the Fund and the Master Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian, but does not include the Fund's or the Master Fund's organizational expenses which are being borne by HFS. For a more complete description of the various fees and expenses of the Fund and the Master Fund, see "INVESTMENT MANAGEMENT FEE," "ADMINISTRATION," "INVESTOR AND FUND SERVICING AGENT," "FUND AND MASTER FUND EXPENSES," "REPURCHASES OF UNITS," and "PURCHASING UNITS."

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units.

EXAMPLE

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

                       1 YEAR        3 YEARS
                        $54            $102

      The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

                       USE OF PROCEEDS

       The proceeds from the sale of the units of limited liability company interest ("Units") of the Fund, not including the amount of any sales charges and the Fund's fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in the Master Fund as soon as practicable after receipt of such proceeds by the Fund. The Fund expects that such proceeds will be invested by the Master Fund in accordance with the Fund's and the Master Fund's investment objective and strategies as soon as practicable after receipt of such proceeds by the Master Fund, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to the closing of the applicable offering. See "PURCHASING UNITS--Purchase Terms." Delays in investing the Master Fund's assets may occur because certain Investment
Funds selected by the Adviser may provide infrequent opportunities to purchase their securities.

      Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund's and the Master Fund's investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in
short-term   debt   securities  or  money  market  funds.  In
addition, subject to applicable law, each of the Fund or the Master Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Master Fund's assets are not substantially invested in accordance with its principal investment strategies.

             INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

      The Fund's investment objective is to target attractive long-term risk-adjusted absolute returns with lower volatility than, and minimal correlation to, the broad equity markets. The Fund intends to achieve its objective by investing all or substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. There can be no assurance that the investment objective of the Fund and the Master Fund will be achieved.

      The Fund's investment objective is not fundamental and may be changed by the Fund's Board of Managers (the "Board") without the vote of a majority (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund's outstanding Units. Additionally, except as otherwise stated in this Prospectus or in the Fund's Statement of Additional Information ("SAI"), the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding Units. The Master Fund's investment objective is not, and its investment policies, strategies and restrictions generally are not, fundamental, and are subject to change by the Master Fund's Board of Managers (the "Master Fund Board") without the consent of the Master Fund's members. The principal investment policies and strategies of the Fund and the Master Fund are discussed below.

INVESTMENT APPROACH

      The Fund intends to pursue its investment objective by investing all or substantially all of its assets in the
Master Fund. The Master Fund in turn intends to invest primarily in a portfolio of Investment Funds that utilize investment strategies within or related to one or more of the following four hedge fund sectors: equity long/short, event driven, relative value and tactical trading. See "Investment Strategies" below. Initially, the Master Fund intends to invest in approximately 30 to 75 Investment Funds, although the actual number of Investment Funds may vary and may change materially over time as determined by the Adviser in its sole discretion. The number of Investment Funds in which the Master Fund invests will be determined by the Adviser, in its sole discretion, based on factors deemed relevant to the Adviser, which may include the amount of the Master Fund's assets under management, the availability of attractive opportunities, and other portfolio construction considerations. The Adviser generally will not allocate more than 25% of the Master Fund's total assets to any single Investment Manager at the time of allocation.

      The Master Fund may allocate its assets among the four hedge fund sectors in a manner consistent with the Master Fund's investment objective. In order to determine such allocation, the Adviser will, at least once a year, establish a model allocation among the four hedge fund sectors that, if made, would result in each sector contributing a roughly equivalent amount to the expected portfolio risk of the Master Fund. In order to accomplish this, the Adviser will estimate the long-term risk expectation of each Investment Fund's exposure to each investment sector pursuant to which it invests and the expected long-term correlation among the risk exposures of each of the Investment Funds. Such estimates are generated utilizing portfolio information previously provided to the Adviser by the Investment Funds. For these purposes, risk is measured by volatility, and volatility is determined utilizing various models chosen by the Adviser. The Adviser will utilize this model allocation as a benchmark and will either allocate the Master Fund's assets to the Investment Funds in a manner roughly consistent with such benchmark or, in its sole discretion, will make strategic allocations to Investment Funds which utilize strategies within particular hedge fund sectors when it believes that market conditions or other factors merit an overweighting or underweighting to one or more of the hedge fund sectors. The Adviser will periodically re-evaluate the contribution to the risk of the Master Fund from each investment sector and may, in its sole discretion, re-allocate the Master Fund's assets as it deems advisable. Reallocation may be considered due to such factors as are deemed relevant by the Adviser, which may include, among other factors, changes in market conditions, differences in relative performance among the Investment Funds, changes in the amount of the Master Fund's direct or indirect leverage, and the addition or elimination of Investment Funds. Any such re-evaluation will also be conducted utilizing portfolio information previously provided to the Adviser by the Investment Funds. Due to the restrictions on redemptions and additional subscriptions imposed by the Investment Funds and other factors, the Adviser may not always be able to re-allocate the Master Fund's assets at the time that it would otherwise seek to do so. See "GENERAL RISKS--Risk Allocations" and "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Investment Managers May Have Limited Capacity to Manage Additional Fund Investments." The models used to measure risk, and the methodologies utilized to allocate the assets of the Master Fund among the Investments Funds, may be changed or modified by the Adviser at any time in its sole discretion.

      The hedge fund sectors referenced herein are subjective classifications made by the Adviser in its sole discretion, including, without limitation, in connection with the allocation of assets described in the preceding paragraph. Such classifications are based on information provided by the Investment Funds to the Adviser and may differ from classifications into similarly named sectors made by other industry participants.

      Investment Funds in which the Master Fund will invest may include limited partnerships, limited liability companies and similar entities managed by a single Investment Manager. Certain Investment Funds in which the Master Fund invests may be registered investment companies, including open-end registered investment companies (commonly referred to as "mutual funds"), closed-end investment companies and unit investment trusts (including "exchange-traded funds"), although it is anticipated that the Investment Funds generally will not be registered investment companies. The Master Fund's ability to invest in registered investment companies (including, without limitation, mutual funds, exchange-traded funds and certain money market funds) will be limited by the Investment Company Act, which provides certain restrictions on the amount of securities of a registered investment company that another registered investment company may acquire. Investment Funds that are not registered as investment companies under the Investment Company Act typically provide greater flexibility than mutual funds or exchange-traded funds with respect to the types of securities that may be owned, the types of trading strategies employed, and, in some cases, the amount of leverage that can be used.

      In addition, the Master Fund may on occasion retain one or more Investment Managers to manage and invest designated portions of the Master Fund's assets either through a separately managed account or a separate investment vehicle in which the Investment Manager serves as general partner or managing member and the Master Fund is the sole limited partner or the only other member. Investment Managers for which such an investment vehicle is utilized or that manage assets directly on a managed account basis are sometimes referred to herein as "Subadvisers." For purposes of the Master Fund's investment restrictions and certain investment limitations under the Investment Company Act, including, for example, the Master Fund's leverage limitations, the Master Fund will treat all assets held through any vehicles or accounts that it establishes to facilitate the management of its assets by a Subadviser as if the Master Fund directly owned such assets for purposes of complying with the Investment Company Act.

      The Adviser may invest a portion of the Master Fund's assets in Investment Funds, including other "fund of funds," managed by the Adviser or its affiliates. Such investments will only be made, if at all, upon the Fund obtaining any necessary exemptive relief or assurance from the U.S. Securities and Exchange Commission ("SEC"). There can be no assurance that the SEC will issue such an exemptive order or assurance if the Master Fund elects to seek it.

INVESTMENT STRATEGIES

      Following are descriptions of certain of the investment strategies utilized by Investment Managers in the equity long/short, event driven, relative value and tactical trading sectors. Other strategies may be employed as well. There can be no assurance that the Investment Managers will succeed in any of these strategies. See "INVESTMENT RELATED RISKS."

      Equity Long/Short Strategies

      Equity long/short hedge funds make long and short equity investments, often based on the Investment Manager's assessment of fundamental value compared to market price. It is expected that the Investment Managers will employ a wide range of styles. For example, Investment Managers may
(i) focus on companies within specific industries; (ii) focus on companies only in certain countries or regions; or
(iii) employ a more diversified approach, allocating assets to opportunities across investing styles, industry sectors and geographic regions.

      Event Driven Strategies

      Event driven strategies seek to identify security price changes resulting from corporate events such as restructurings, mergers, takeovers, spin-offs and other special situations. Corporate event arbitrageurs generally choose their investments based on their perceptions of the likelihood that the event or transaction will occur, the amount of time that the process will take and the perceived ratio of return to risk. Strategies that may be utilized in the event driven sector include merger arbitrage, high yield/distressed securities, and special situations, each of which is described in greater detail below.

      Merger Arbitrage. Merger arbitrageurs seek to capture the price spread between current market prices and the value of securities upon successful completion of a takeover or merger transaction. The availability of spreads reflects the unwillingness of other market participants to take on transaction-based risk, i.e., the risk that the transaction will not be completed and the price of the company being acquired will fall. Merger arbitrageurs evaluate this risk and seek to create portfolios that reduce specific event risk.

      High      Yield/Distressed       Securities.       High
yield/distressed securities strategies invest in debt or equity securities of firms in or near bankruptcy. Investment Managers differ in terms of the level of the capital structure in which they invest, the stage of the restructuring process at which they invest, and the degree to which they become actively involved in negotiating the terms of the restructuring.

      Special Situations. Special situations such as spin-offs and corporate reorganizations and restructurings offer additional opportunities for event driven managers. Often these strategies are employed alongside merger arbitrage or distressed investing. An Investment Manager's ability to evaluate the effect of the impact and timing of the event and to take on the associated event risk is the source of the returns. Investment Managers differ in the degree to which they hedge the equity market risk of their portfolios.

      Relative Value Strategies

      Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged.
Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage, and fixed-income arbitrage, each of which is described in greater detail below.

      Convertible Arbitrage. Convertible bond arbitrage strategies consist of buying convertible bonds and shorting an appropriate number of shares of the issuer's common stock. The stock short sale is intended to hedge the stock price risk arising from the equity conversion feature of the convertible bond. Due to the bond features of convertibles, credit and interest rate risk may also be hedged.

      Equity Arbitrage. Equity arbitrage strategies try to avoid market direction influences and seek to generate returns primarily from stock selection. Investment
Managers construct long and short baskets of equity securities they determine to be mispriced relative to each other, typically with similar characteristics. Portfolios are generally designed to exhibit zero or low beta to equity markets. Beta measures the degree to which an asset's price changes when a reference asset's price changes. For example, a beta greater than one suggests that for every 1% change in the reference asset's price, the asset will move greater than 1%.

      Fixed-Income Arbitrage. Fixed-income arbitrage strategies seek to exploit pricing anomalies that might exist across fixed-income securities and their related derivatives. Although some fixed-income strategies are based on macroeconomic considerations, the strategies are primarily quantitative in nature, and financial modeling is an integral component. Opportunities in fixed-income instruments or baskets of securities are found when securities deviate from historical relationships or fair value as determined by the Investment Manager. These relationships can be temporarily distorted by exogenous shocks to fixed-income supply and demand or by structural changes in the fixed-income market.

      Multi-Strategy. Multi-strategy Investment Managers invest across a range of strategies. The Investment Managers tend to be more opportunistic in targeting specific relative value strategies during differing market environments. In addition, these Investment Managers may have exposures that have traditionally been described as being within the event driven sector, such as merger
arbitrage,   high   yield/distressed   securities  and  other
special situations.

      Tactical Trading Strategies

      Tactical trading strategies are directional trading strategies that generally fall into one of the following two categories: managed futures strategies and global macro strategies. Managed futures strategies involve trading in futures and currencies globally, generally using systematic or discretionary approaches based on identified trends. In formulating these strategies, Investment Managers generally use quantitative models or discretionary inputs to speculate on the direction of individual markets or subsectors of markets. Global macro strategies generally utilize analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments.

      An Investment Manager utilizing these strategies may invest in futures contracts, forward contracts, physical commodities, options on futures and on physical commodities and other derivative contracts on foreign currencies, financial instruments, stock indexes and other financial market indexes, metals, grains and agricultural products, petroleum and petroleum products, livestock and meats, oil seeds, tropical products and softs (such as sugar, cocoa, coffee and cotton). An Investment Manager may also engage in the speculative trading of securities, including, but not limited to, equity and debt securities (including, without limitation, high yield securities and emerging market securities), and other securities. Those Investment Managers that trade securities may do so on a cash basis or using options or other derivative instruments. Certain Investment Managers may utilize other investment media, such as swaps and other similar instruments and transactions. All speculative trading on behalf of the Investment Funds will be conducted at the direction of the Investment Managers or by the Investment Managers.
Investment Managers will generally trade on behalf of the Investment Funds on commodities and securities exchanges worldwide as well as in the interbank foreign currency forward market and various other over-the-counter markets.

OVERVIEW OF THE INVESTMENT PROCESS

      The Adviser will employ a dynamic investment process which includes Investment Manager selection, portfolio design and ongoing risk analysis and monitoring. The Adviser (together with a predecessor entity) has over 30 years of experience in constructing diversified portfolios by selecting, allocating among, and monitoring absolute return-oriented or "skill-based" Investment Managers. The Adviser has also developed computer systems and operational capabilities to assist in the monitoring of Investment Managers.

      The Adviser seeks to identify Investment Managers to which it may allocate Master Fund assets through investments in Investment Funds that they manage or as Subadvisers. The Investment Manager selection process includes a review by the Adviser's team of professionals, which may include representatives of its Investment Manager selection, risk and quantitative analysis, compliance, tax, legal, finance and operations areas.

      Both qualitative and quantitative criteria are factored into the Investment Manager selection process. These criteria include portfolio management experience, strategy, style, historical performance, including risk profile and drawdown (i.e., downward performance) patterns, risk management philosophy and the ability to absorb an increase in assets under management without a diminution in returns. The Adviser also examines the organizational infrastructure, including the quality of the investment professionals and staff, the types and application of internal controls, and any potential for conflicts of interest. However, the Master Fund does not control the Investment Managers and is frequently not able to review the actual books and investments of Investment Managers since this is proprietary information and in many cases such information is not shared with the Adviser, either on a historical or a current basis.

      In determining the relative allocations of capital to each Investment Manager, the Adviser considers the risk and return characteristics of each of the Investment Managers, including the average expected volatility of returns, drawdown patterns and liquidity and leverage characteristics. In addition, the Adviser considers how each Investment Manager's returns are expected to correlate to the other Investment Managers in the portfolio. It is expected that allocations will vary significantly over time as returns for different Investment Managers vary. The Adviser also may adjust allocations from time to time when it deems it appropriate to do so. In addition, it is expected that individual allocations will grow larger or smaller as each Investment Manager's performance varies over time.

      The identity and number of the Investment Managers and Investment Funds may change materially over time. The Adviser may withdraw from or invest in different Investment Funds without prior notice to or the consent of the Master Fund or the members of the Master Fund, including the Fund and its Members.

      The Adviser may invest a substantial portion of the Master Fund's assets with Investment Managers who may have limited track records and Investment Funds with limited operating histories. In such cases, the Investment Managers or individual members of their management teams generally will have had, in the Adviser's opinion, significant relevant experience trading in the strategies that such Investment Managers are expected to utilize. However, the Fund is not able to ensure Members that each of the Investment Managers, even those with longer track records, will perform as expected or not undertake actions that would not be in the best interest of the Fund or the Members.

BORROWING BY THE FUND AND THE MASTER FUND

      Each of the Fund and the Master Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of Units or Master Fund Interests, as applicable. In addition, the Master Fund may borrow money to purchase portfolio securities or for other portfolio management purposes, although the Master Fund has no current intention to do so. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means.
The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund, the Master Fund and the Subadvisers are not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Master Fund is subject to the same limitation with respect to borrowing by it and the Subadvisers. In determining the amount of the Fund's asset coverage, the Fund will "look through" to the borrowings of the Master Fund as well as the borrowings of any vehicles or accounts that the Master Fund establishes to facilitate the management of the Master Fund's assets by a
Subadviser. Similarly, in determining the amount of the Master Fund's asset coverage, the Master Fund will "look
through"  to  such  vehicles  or  accounts.   The  Investment
Company Act also provides that each of the Fund and the Master Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Investment Funds in which the Master Fund invests unless such Investment Funds are registered under the Investment Company Act.

      The Board may modify the borrowing policies of the Fund including the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The Master Fund Board may make similar modifications with respect to the Master Fund. The rights of any lenders to the Fund or the Master Fund to receive payments of interest or repayments of principal will be senior to those of the Members and the Master Fund's members, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund or the Master Fund.

ADDITIONAL METHODS OF INVESTING IN INVESTMENT FUNDS;
WITHDRAWAL FROM THE MASTER FUND

      The Master Fund will typically invest directly in an Investment Fund by purchasing an interest in such Investment Fund. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Master Fund or where the Adviser elects for other reasons to invest indirectly in an Investment Fund. Such an instance may arise, for example, where the Master Fund's proposed allocation does not meet an Investment Fund's investment minimums. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund, the Master Fund may invest in an Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of an Investment Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Master Fund a return based on the return of the Investment Fund, in exchange for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Investment Fund. Indirect investment through a swap or similar contract in an Investment Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund's, and therefore the Fund's, investment. There can be no assurance that the Master Fund's indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Master Fund's, and therefore the Fund's, value may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Master Fund may be subject to additional regulations.

      In the event  that the Board  determines  that it is in
the best interest of the Fund, the Board may elect to withdraw all of the Fund's assets from the Master Fund. Following any such withdrawal, or the dissolution of the Master Fund, the Board may elect, subject to any necessary approval of the Members pursuant to the Investment Company Act, to invest in another pooled investment entity, retain the Adviser to manage the Fund's assets in accordance with its investment objective, or dissolve the Fund. Any withdrawal by the Fund of its Master Fund Interest will be subject to the Master Fund's determination to repurchase Master Fund Interests. See "REPURCHASES OF UNITS." The Fund's investment performance may be affected by a withdrawal of its assets from the Master Fund.

ADDITIONAL INVESTMENT POLICIES

Hedging Techniques

      From time to time in its sole discretion, the Adviser may employ various hedging techniques to reduce certain potential risks to which the Master Fund's portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Master Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Adviser may employ these hedging techniques directly or through Subadvisers.

      It is currently expected that the Adviser will attempt to reduce the credit risk of the Master Fund portfolio by investing directly, or through Subadvisers, in certain credit derivatives that may include deep out-of-the-money puts. This investment strategy will be designed to seek to protect the Master Fund's members, including the Fund, from significant declines in credit generally. The Master Fund will not hedge (and the Adviser will not manage) the credit risk of any single issuer or specified group of issuers.

      To the extent that the Master Fund's potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Master Fund believe that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund and the Master Fund.

      There  are  certain  risks  associated  with the use of
such   hedging    techniques.    See   "INVESTMENT    RELATED
RISKS--Hedging."

Temporary and Defensive Strategies

      The Master Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the
Master Fund and the Fund from achieving their investment objective. In addition, the Master Fund may, in the
Adviser's sole discretion and subject to applicable law, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Master Fund or other operational needs, or otherwise in the sole discretion of the Adviser. Subject to applicable law, the Fund may hold cash, cash equivalents, certain other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions,  expenses  of  the  Fund  or  other  operational
needs.    See "USE OF PROCEEDS."

Applicability of Investment Company Act Limitations

      For purposes of the Fund's investment restrictions and certain investment limitations under the Investment Company Act, including for example, the Fund's leverage limitations, the Fund will "look through" to the Master Fund as well as the underlying investments of any vehicles or accounts that the Master Fund establishes to facilitate the management of the Master Fund's assets by a Subadviser. Similarly, the Master Fund will "look through" to such vehicles or accounts for purposes of the Master Fund's investment restrictions and limitations under the Investment Company Act. Other Investment Funds in which the Master Fund invests, however, are not subject to the Fund's or the Master Fund's investment restrictions and, unless  registered  under the  Investment  Company  Act,  are generally not subject to any investment limitations under the Investment Company Act or the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code").

Futures Transactions

      Each of the Fund and the Master Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

      Pursuant to regulations and/or published positions of the SEC, the Master Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

                        GENERAL RISKS

      The following are certain risk factors that relate to the operations and terms of the Fund and the Master Fund.

RECENTLY ORGANIZED FUND; LIMITED OPERATING HISTORY

      The Fund and the Master Fund are recently formed entities and have no independent operating histories upon which prospective investors in the Fund can evaluate their likely performance. Similarly, many of the Investment Funds in which the Master Fund invests have limited operating histories. In addition, the information the Master Fund will obtain about an Investment Fund may be limited. As such, the ability of the Adviser to evaluate past performance or to validate investment strategies of such Investment Fund will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Investment Funds should not be construed as an indication of the future results of the Investment Funds, the Master Fund or the Fund and the investment professionals within the Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Funds that is not, and cannot be, independently verified. Further, the results of other investment funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund and the Master Fund may not be indicative of the results that the Fund and the Master Fund may achieve.

MASTER-FEEDER STRUCTURE

      The Fund and the Master Fund are part of a "master-feeder" structure. The Master Fund expects to accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the Investment Company Act. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund. In addition, because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund. Substantial repurchase requests by members of the Master Fund in a concentrated period of time could require the Master Fund to liquidate certain of its investments more rapidly than might otherwise be desirable in order to raise cash to fund the repurchase requests and achieve a portfolio appropriately reflecting a smaller asset base. This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund's asset base could make it more difficult for the Master Fund to generate profits or recover losses. Members will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units in the Fund prior to or at the same time as the members of the Master Fund that are requesting to have their Master Fund Interests repurchased. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund's Master Fund Interest that is repurchased by the Master Fund and, therefore, the amount of Units repurchased by the Fund. See "--Units Not Listed; Repurchases of Units."

RISK ALLOCATIONS

      The Adviser will have the discretion to underweight or overweight allocations of the Master Fund's assets among hedge fund sectors from a risk perspective. There is no assurance that its decisions in this regard will be successful. In addition, the Master Fund will be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investment Funds, including notice periods and limited subscription and redemption dates, the ability of the Investment Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investment Funds. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investment Funds. If such information is inaccurate or incomplete, it is possible that the Master Fund's allocation to the hedge fund sectors from a risk perspective may not reflect the Adviser's intended allocations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Fund and the Master Fund.

DEPENDENCE ON THE ADVISER AND THE INVESTMENT MANAGERS

      Through the Fund's interest in the Master Fund, the Fund's assets will indirectly be invested with the
Investment Managers. The Adviser has the sole authority and responsibility for the selection of the Investment Managers. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund, and upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Members will have no right or power to participate in the management or control of the Fund, the Master Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

      While the Adviser will select the Investment Funds in which the Master Fund invests, the Adviser relies to a great extent on information provided by the Investment Funds and will generally have limited access, if any access at all, to information regarding the Investment Funds' portfolios and operations. Most Investment Funds consider this information proprietary and would not provide this information even if requested. If the Master Fund only invested in Investment Funds that provided complete access to their information, the Master Fund would not be able to access many Investment Funds with which they might otherwise wish to invest since many Investment Funds with strong track records and/or limited capacity will not agree to provide this access. Limiting the Investment Funds that the Master Fund would invest with could have a material adverse impact on the Master Fund and, in turn, the Fund and its Members. Accordingly, the Master Fund invests with many Investment Funds that do not provide any or all such information, and prospective investors who are not willing to assume this risk should not make an investment in the Fund. There is a risk that Investment Funds may knowingly, recklessly, negligently or otherwise withhold or misrepresent information regarding activities that could have a material negative impact on the performance of the Master Fund and the Fund. Members of the Fund are assuming the risk that the Investment Funds will act in such a manner. These activities, therefore, could occur without the knowledge of the Adviser, and could have a material negative impact on the performance of the Master Fund and the Fund. Once the Master Fund learns of any such misrepresentation or fraudulent activities, it will likely be too late for the Master Fund to withdraw its assets from such Investment Fund without having incurred significant losses due to its investment with such Investment Fund.

      Reference in this Prospectus to information received by Investment Managers includes information received directly from the Investment Managers as well as information received from independent administrators or other third party providers on behalf of such Investment Managers.

CLOSED-END FUND; LIMITED LIQUIDITY

      Each of the Fund and the Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. The Adviser believes that unique investment opportunities exist in the market for Investment Funds. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited.

REPORTING REQUIREMENTS

      Members who beneficially own Units that constitute more than 5% or 10% of the Fund's Units will be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made. Members who may be subject to such requirements should consult with their legal advisors.

UNITS NOT LISTED; REPURCHASES OF UNITS

      The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Units at their net asset value, and the Adviser intends to recommend that the Board does so on or about
[         ],  2006, and thereafter  semi-annually on or about
each January 1 and July 1, the Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. In addition, the Fund will generally only complete repurchases to the extent that the Master Fund offers to repurchase Master Fund Interests. It is possible that the Master Fund may be unable to repurchase all of the Units that the Fund tenders due to the illiquidity of the Fund's investments or if the Fund and the other investors in the Master Fund request the Master Fund to repurchase more Master Fund Interests than the Master Fund is then offering to repurchase.

      There will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund. Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Units are valued for purposes of such repurchase. Members will have to decide whether to request that the Fund repurchase their Units without the benefit of having current information regarding the value of Units on a date proximate to the date on which Units are valued by the Fund for purposes of effecting such repurchases. See "REPURCHASES OF UNITS."

     Further, repurchases of Units, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See "REPURCHASES OF UNITS--Periodic Repurchases." An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Fund. Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

PAYMENT IN-KIND FOR REPURCHASED UNITS

      The Fund generally expects to distribute to the holder of Units that is repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such
repurchase.     See     "REPURCHASES    OF     UNITS--Periodic
Repurchases." However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material  adverse  effect on the  Fund.  For  example,  it is possible that, upon the Master Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best
interests   of  the  Master   Fund,   which  may   include  a
distribution in-kind to the Master Fund's members followed, in turn, by a distribution in-kind to the Fund's members. In the event that the Fund makes such a distribution of securities, Members will bear any risks of the distributed
securities   and  may  be   required   to  pay  a   brokerage
commission or other costs in order to dispose of such securities.

THE FUND'S NET ASSET VALUE IS AND IN THE FUTURE WILL BE BASED INDIRECTLY ON ESTIMATES OF VALUATIONS PROVIDED TO THE MASTER FUND BY THIRD PARTY INVESTMENT MANAGERS WHICH MAY NOT BE ACCURATE OR MAY NEED TO BE ADJUSTED IN THE FUTURE

      The Master Fund calculates its net asset value, which is, in turn, used to calculate the Fund's net asset value, based upon valuations provided by the Investment Managers of the Investment Funds. Generally, the Valuation Committee will not have any ability to assess the accuracy of such valuations. Although the Valuation Committee or the Adviser may obtain information provided by the
Investment Managers about their net asset values, the Valuation Committee is not able to confirm independently the accuracy of such valuations (which generally are unaudited except for the Investment Fund's valuation at its fiscal year-end which is generally audited at a later
date).  Most  Investment   Managers  treat  their  investment
positions as proprietary information and many of them will not provide such information to their investors. Furthermore, the net asset values received by the Master Fund from each Investment Fund's Investment Manager may be based on estimated or unaudited reports only, and such values will ordinarily be used to calculate the Master Fund's and the Fund's net asset value and fee accruals for purposes of determining amounts payable on redemption to the extent audited information is not then available. In some cases, Investment Managers do not use independent administrators or other third party providers to value and report their net asset values. In such cases, the valuations used to determine the net asset values of these Investment Funds will be dependent upon the Investment Managers for validation, and even when third parties are involved, the Investment Managers may have primary responsibility for determining the values of the portfolio securities. The valuation reports will not be audited by third parties in most cases. Valuations provided by each Investment Fund's Investment Managers may be subject to later adjustment based on valuation information available at that time, including, for example, as a result of year-end audits or other valuation reviews conducted by an Investment Fund's auditors. Furthermore, there is a risk that any valuation the Master Fund receives from an
Investment Fund will be fraudulent or may inadvertently contain material errors that the Master Fund would not know when it prepares its financial statements, which are used to prepare the financial statements of the Fund. Prospective investors should understand that the Fund cannot prevent this risk since the Fund and the Master Fund do not have access to the Investment Funds' books and records.

Any such adjustments resulting from wrong valuations or errors in calculations may result in the Fund restating its net asset value at the time of such restatement as well as for prior periods. Any such restatement, whether increasing or decreasing the net asset value of the Fund, will result in a Member who had its Units repurchased based on the previously disclosed net asset value receiving a greater or lesser amount than it would have received had such restatement been effected prior to such repurchase. However, if a restatement is effected prior to, or in connection with, the audit of the financial statements of the Fund for any fiscal year in which repurchased Units were valued, the Fund will either adjust the amount of the final payment in respect of such repurchase or the amount remaining in the capital account of such Member, as applicable. See "REPURCHASES OF UNITS--Periodic Repurchases." If such an adjustment or revision occurs after a Member has had all of its Units repurchased, or if the capital account balance of a Member is insufficient to cover the amount of any necessary adjustment (including, without limitation, due to a decrease in the Fund's net asset value), subject to the ability of the Fund to recoup the repurchase proceeds received by Members under certain circumstances as described in "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves," the Fund may have limited or no recourse against such Member, and any corresponding restatement of and reduction in the net asset value of the Fund will be borne by the remaining Members of the Fund. Conversely, any increases in the Fund's net asset value resulting from such subsequent adjustments or revisions may be entirely for the benefit of the outstanding Units and to the detriment of Members who had their Units repurchased in full at a lesser value than the adjusted amount. The same principles also apply to purchases of Units. Members of the Fund are assuming the risk that valuations may be materially incorrect and/or will need to be adjusted and prospective investors should not make an investment in the Fund if they are unwilling to assume such risks.

NON-DIVERSIFIED STATUS

      The Fund and the Master Fund are "non-diversified" management investment companies. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Fund's or the Master Fund's assets that may be invested, directly or indirectly, in the securities of any one issuer. Although the Adviser will follow a general policy of seeking to diversify the Master Fund's capital among multiple Investment Funds, the Adviser may depart from such policy from time to time and one or more Investment Funds may be allocated a relatively large percentage of the Master Fund's assets, although the Adviser generally will not invest more than 25% of the Master Fund's total assets with any single Investment Fund at the time of investment. Consequently, losses suffered by the Investment Funds could result in a higher reduction in the Master Fund's, and therefore the Fund's, capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

LEGAL, TAX AND REGULATORY RISKS

      Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Investment Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Master Fund and the ability of the Master Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund and the Master Fund to pursue its investment objective or strategies.

      Certain tax risks associated with an investment in the Fund are discussed in "CERTAIN TAX CONSIDERATIONS."

SUBSTANTIAL REPURCHASES

      Substantial requests for the Fund or the Master Fund to repurchase Units or Master Fund Interests, respectively, could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Units. See "GENERAL RISKS--Master-Feeder Structure."

SPECIAL CONSIDERATIONS APPLICABLE TO THE SUBSEQUENT
OFFERINGS OF UNITS AND MASTER FUND INTERESTS

      The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Members in the Master Fund's investment portfolio prior to such purchases, which could have an adverse impact on the existing Members' Units in the Fund if future Master Fund investments underperform the prior investments. In addition, the Master Fund generally offers Master Fund Interests and accepts additional investments as determined by the Master Fund Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing members of the Master Fund, including the Fund, in the Master Fund's investment portfolio prior to such purchases, which could have an adverse impact on the Master Fund Interests of the existing members of the Master Fund, including the Fund, if future Master Fund investments underperform the prior investments. Further, it is expected that Investment
Managers may structure performance-based compensation so that they are paid only if gains exceed prior losses. Appreciation in the net assets managed by an Investment Manager at any given time will be shared pro rata by all of the Master Fund's members at such time, including the Fund, not just those who were members of the Master Fund at the time prior losses were incurred. The value attributable to the fact that no performance-based compensation will be paid to an Investment Manager until its gains exceed its prior losses will not be taken into account in determining the net asset value of the Fund. Such value to existing Members will be diluted by new sales of Units, because the new Units will participate in any positive performance by the Investment Manager until its gains exceed its prior losses without the Investment Manager being paid any performance-based compensation.

      In addition, Units acquired following the initial public offering will represent indirect interests in operating funds invested in by the Master Fund which may have significant open positions. Since these Units will share indirectly in open positions which may have been held by the Master Fund for some period of time prior to the issuance of additional Units, the application of the relevant Investment Manager's trading approach to such positions may have a qualitatively different effect on the performance of the additional Units than it does on the performance of previously issued Units. For example, a number of trading approaches may become more aggressive in terms of willingness to tolerate losses in a position and increase the size of a position after an open trade has generated a substantial profit because subsequent losses (up to a certain level) are perceived as being only a partial give-back of prior profits, not an actual loss. As purchasers of Units in a subsequent offering will not have received the benefit of any profits on open positions prior to the date on which they purchase the Units, subsequent losses will constitute an absolute loss to such holders, not only a partial give-back of profits. In addition, certain trading approaches may follow profit-taking strategies whereby they will liquidate or partially liquidate a position after it has generated a predetermined amount of profit. Since the new Units will not have had the benefit of any such profit prior to the date on which they were issued, Members holding such Units may find themselves indirectly liquidated out of a position (which would have continued to generate substantial profits) due to an Investment Manager "taking profits," none of which had inured to their benefit. Some approaches apply similar analyses based on overall portfolio performance, not just the performance of particular positions, with generally analogous effects.

        SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE

      This section discusses certain risks related to the fact that the Master Fund invests in Investment Funds or allocates assets to Subadvisers.

INVESTMENTS IN THE INVESTMENT FUNDS GENERALLY

      Because the Master Fund invests in Investment Funds, a Member's investment in the Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Master Fund assets that are invested in each Investment Fund. Although the investment objective of the Fund and the Master Fund is to target attractive long-term risk-adjusted absolute returns with lower volatility than, and minimal correlation to, the broad equity markets, there may be times when the performance of individual Investment Funds, and the performance of the Master Fund and the Fund, as a whole, exhibit correlation to the broad equity markets. As a result, the net asset value of the Fund may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under "INVESTMENT RELATED RISKS" below.

INVESTMENT FUNDS NOT REGISTERED

      The Fund and the Master Fund are registered as investment companies under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons, and requires that the investment company's operations be supervised by a board of managers, a majority of whose members are independent of management. Each of the Fund and the Master Fund is itself subject to these restrictions. However, the underlying portfolio companies in which the Master Fund invests, i.e., the Investment Funds, are not subject to the provisions of the Investment Company Act. In addition, although the SEC has adopted new rules that will require most of the Investment Managers of the Investment Funds to register as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), there is expected to be a significant period of time before such registrations are completed. As an indirect investor in the Investment Funds managed by Investment Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

      The Investment Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund's investment qualification thresholds are considerably lower. As a result, the Fund provides an avenue for investing in Investment Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment.

      In addition, the Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds in which the Master Fund will invest generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected.

     Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund's indirect investments in the Investment Funds than might normally be available through investments in registered investment company vehicles.

INVESTMENT FUNDS ARE GENERALLY NON-DIVERSIFIED

      While there are no regulatory requirements that the investments of the Investment Funds be diversified, some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the net asset values of such Investment Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset values of the Master Fund and the Fund.

INVESTMENT FUNDS' SECURITIES ARE GENERALLY ILLIQUID

      The securities of the Investment Funds in which the Master Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays.
Similarly, the Master Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund securities, the Master Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities, and this may negatively impact the net asset values of the Master Fund and the Fund.

MOST  INVESTMENT  MANAGERS DO NOT PROVIDE  DETAILED  POSITION
INFORMATION REGARDING THEIR PORTFOLIOS

      As is customary with funds of hedge funds, most of the Investment Managers will not provide the Master Fund with detailed position reports because such information is proprietary to such Investment Managers. These Investment Managers would not likely permit the Master Fund to invest with them if such an information requirement was a condition to such investments. Also, Investment Managers may not comply with their stated investment strategies.
Members  of  the  Fund  are   assuming   the  risk  that  the
Investment Managers may not be providing accurate and timely information about their strategies, performance and positions and that the information provided by the Investment Managers will subsequently be proven or discovered to be inaccurate and/or false.

      The Adviser will rely on information previously provided by each Investment Manager in determining in its sole discretion that the investment strategies utilized by Investment Managers are within or are related to a particular hedge fund sector or sectors and in allocating the Master Fund's assets among the four hedge fund sectors. However, due to changes in the investment programs of certain Investment Managers over time or the failure of the Investment Managers to accurately provide information or to provide such information in sufficient detail, it is possible that the Master Fund's assets will be allocated to Investment Managers whose investment strategies are not within or related to the intended hedge fund sector or sectors which could cause the Master Fund's assets not to be allocated among the hedge fund sectors in a manner consistent with the Adviser's intended allocation.

VALUATION OF THE MASTER FUND'S INTERESTS IN INVESTMENT FUNDS

      The valuation of the Master Fund's investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers of such Investment Funds which valuations are generally not audited (except for the Investment Fund's valuation at its fiscal year-end which is generally audited at a later date). Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued  by  the  Investment  Managers.  In  this  regard,  an
Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager's compensation. Valuations of the securities may be subjective and could prove in hindsight to have been wrong, and at times by significant amounts. The Master Fund and the Fund will establish a joint committee approved by both the Board and the Master Fund Board to oversee the valuation of the Fund's and Master Fund's investments (the "Valuation Committee"), which will be comprised of at least one member of the Board and Master Fund Board as well as several representatives of the Adviser. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund's and the Master Fund's investments, as the value of the Fund's and the Master Fund's investments will affect the Adviser's compensation. Although prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Investment Fund, no assurances can be given that the Adviser will be given access to necessary aspects of the Investment Fund's systems, that such due diligence review will ascertain whether accurate valuations will be provided by such Investment Funds to the Adviser, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds' policies and procedures and systems will not change without notice to the Master Fund. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Investment Managers. In addition, the net asset values or other valuation information received by the Valuation Committee from an Investment Fund may be estimated, and may be subject to later adjustment or revision by the Investment Fund. Any such adjustment or revision will result in either an increase or decrease in the net asset values of the Master Fund and the Fund at the time that the Master Fund is provided with information regarding the adjustment.

      If an Investment Manager's valuations are consistently delayed or inaccurate, the Adviser will consider whether the Investment Fund continues to be an appropriate investment for the Master Fund. However, the Adviser may elect in its sole discretion to have the Master Fund retain its investment in the Investment Fund. The Investment Manager's information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Master Fund to redeem or sell its interests in such an Investment Fund, the Master Fund may be unable to redeem or sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Investment Manager's valuations, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

      Members should be aware that situations involving uncertainties as to the valuations by Investment Managers could have a material adverse effect on the Master Fund and the Fund if the Investment Manager's, the Adviser's or the Master Fund's judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

MULTIPLE LEVELS OF FEES AND EXPENSES

      Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund and the Master Fund, the investor bears asset-based fees charged by the Fund and the Master Fund, in addition to any asset-based fees and performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs, sales charges, brokerage transaction expenses, administrative fees, and tender offer expenses) and, indirectly, similar expenses of the Master Fund and the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a "fund of funds" structure.

      Each Investment Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Investment Funds and the Master Fund and the Fund generally. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Members, even if the overall performance of the Master Fund and the Fund is negative. Generally, fees payable to Investment Managers of the Investment Funds will range from 1% to 3% (annualized) of the average net asset value of the Master Fund's investment, and incentive allocations or fees generally range from 15% to 30% of an Investment Fund's net profits annually, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based  compensation  received  by  an  Investment
Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight.

DUPLICATIVE TRANSACTION COSTS

      Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Master Fund, and therefore the
Fund, could indirectly incur transaction costs without accomplishing any net investment result.

TURNOVER

      The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Master Fund and the Fund will have no control over this turnover. As a result, it is anticipated that a significant portion of the Master Fund's and the Fund's income  and  gains,  if any,  may be  derived  from  ordinary income and short-term capital gains. In addition, the withdrawal of the Master Fund from an Investment Fund could involve expenses to the Master Fund and the Fund under the terms of the Master Fund's investment with that Investment Fund.

INABILITY TO VOTE

      In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Master Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an "affiliated person" of the Master Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Master Fund and other clients of the Adviser. To limit its voting interest in certain Investment Funds, the Master Fund may enter into
contractual   arrangements   under   which  the  Master  Fund
irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Other investment funds or accounts managed by the Adviser may also waive their voting rights in a particular Investment Fund. Subject to the oversight of the Master Fund Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser and its other clients in the particular Investment Fund. These voting waiver arrangements may increase the ability of the Master Fund and other clients of the Adviser to invest in certain Investment Funds. However, to the extent the Master Fund contractually forgoes the right to vote the securities of an Investment Fund, the Master Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Master Fund's and the Fund's interests.

      There   are,   however,   other   statutory   tests  of
affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Master Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

INVESTMENT MANAGERS INVEST INDEPENDENTLY

      The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Master Fund's, and therefore the Fund's, portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund's and the Fund's net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

INVESTMENT  MANAGERS  MAY HAVE  LIMITED  CAPACITY  TO  MANAGE
ADDITIONAL MASTER FUND INVESTMENTS

      Certain   Investment   Managers'   trading   approaches
presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager's approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right to refuse to manage some or all of the Master Fund's assets that the Adviser may wish to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Master Fund, continued sales of Master Fund Interests, including as a result of additional sales of Units by the Fund, would dilute the indirect participation of existing Members with such Investment Manager.

LIMITATIONS ON ABILITY TO INVEST IN INVESTMENT FUNDS

      In the event that the Master Fund is able to make investments in Investment Funds only at certain times, the Master Fund may hold cash or invest any portion of its assets that is not invested in Investment Funds in cash equivalents, short-term securities or money market securities pending investment in Investment Funds. During the time that the Master Fund's assets are not invested in Investment Funds, that portion of the Master Fund's assets will not be used to pursue the Fund's and the Master Fund's investment objective.

INDEMNIFICATION OF INVESTMENT FUNDS AND INVESTMENT MANAGERS

      The Master Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Master Fund Interests by the Master Fund. Notwithstanding the above, the Master Fund will not indemnify any Subadviser and its respective officers, directors, and affiliates from any liability, damage, cost, or expense to which such Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of such Subadviser's reckless disregard of its obligations and duties to the Master Fund.

                  INVESTMENT RELATED RISKS

      This section discusses the types of investments that are expected to be made by the Investment Funds, the Master Fund or the Fund, as indicated, and the principal risks associated with such investments. It is possible that an Investment Fund or the Master Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of a Subadviser.

RISKS OF INVESTMENT ACTIVITIES GENERALLY

      All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund's, the Master Fund's or any Investment Fund's investment activities will be successful or that the Members will not suffer losses.

LEVERAGE

      The Master Fund may, and the Investment Funds are expected to, utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The utilization of leverage will increase the volatility of the Master Fund's and the Fund's investments. In addition, the Investment Funds may buy and sell securities on margin and otherwise utilize leverage, further increasing the volatility of the Master Fund's and the Fund's investments. The use of leverage by the Master Fund or the Investment Funds can substantially increase the adverse impact to which the Master Fund's investment portfolio may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Master Fund and the Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk. In the event that the Master Fund enters into an investment management agreement with a Subadviser that utilizes leverage in its investment program, the Master Fund may become subject to claims by financial intermediaries that extended "margin" loans in respect of such managed account. Such claims could exceed the value of the assets allocated to such Subadviser by the Master Fund.

      The rights of any lenders to the Fund, the Master Fund or the Investment Funds to receive payments of interest or repayments of principal will be senior to those of the Members, the Master Fund's members or the investors in such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, the Master Fund or the Investment Funds, including the ability to make distributions.

HIGHLY VOLATILE MARKETS

      The prices of an Investment Fund's investments, and therefore the net asset values of the Master Fund Interests and the Units, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.
Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the United States, Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

EQUITY AND EQUITY RELATED INSTRUMENTS

      Investment Funds may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. "Equity securities" may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Master Fund and the Fund may increase or decrease.

SHORT SELLING

      Investment Funds may engage in short selling. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

FIXED-INCOME SECURITIES

      Investment Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

      Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to
such   factors   as   interest   rate   sensitivity,   market
perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, mortgage-backed securities and asset-backed securities may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

HIGH YIELD DEBT

      High yield bonds (commonly known as "junk bonds") and other debt securities in which Investment Funds may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company's affairs, especially during periods of financial distress or following an insolvency, will be substantially less than that of senior creditors.

      As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

INSOLVENCY   CONSIDERATIONS   WITH   RESPECT  TO  ISSUERS  OF
INDEBTEDNESS

      Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to United States federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

      The Fund does not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

      Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

NON-U.S. INVESTMENTS

      Investment Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds' investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the United States, and such markets may not provide the same protections available in the United States. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds' investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund's investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund's returns.

      Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Investment in sovereign debt obligations of non-U.S. governments involve additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor's willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

INVESTMENT IN EMERGING MARKETS

      Investment Funds may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

FOREIGN CURRENCY TRANSACTIONS AND EXCHANGE RATE RISK

      Investment Funds may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. The Fund and the Master Fund will, however, value their investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund's and the Master Fund's net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund's investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

MONEY MARKET AND OTHER LIQUID INSTRUMENTS

      Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. Pending allocation of offering proceeds and thereafter, from time to time, the Fund and the Master Fund also may invest in these instruments. Money market instruments are short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund's assets are not fully invested in the Master Fund or the Master Fund's assets are not substantially invested in accordance with its principal investment strategies.

RESTRICTED AND ILLIQUID INVESTMENTS

      Investment Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. There is no limit to the percentage of an Investment Fund's net assets that may be invested in illiquid securities.

      Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be  taken  nor  liquidated  unless  traders  are  willing  to effect  trades  at  or  within  the  limit.  This  constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Master Fund and the Fund to substantial losses. This could also impair the Master Fund's ability to repurchase Master Fund Interests in a timely manner which could, in turn, impair the Fund's ability to repurchase Members' Units in a timely manner.

CONVERGENCE RISK

      The Master Fund will pursue its investment objective by investing in Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund and the Fund may incur significant losses.

CORPORATE EVENT RISKS

      Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Thus, there can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

ISSUER RISKS

      The issuers of securities acquired by Investment Funds will sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

      Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's gross income and expenses and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

      In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

SMALL CAPITALIZATION COMPANIES

      Investment Funds may invest in securities of small capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required  to  dispose  of such  securities  or  cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited operating histories are more speculative and entail greater risk than do investments in companies with an established operating record. Additionally, transaction costs for these types of investments are often higher than those of larger capitalization companies.

PURCHASING INITIAL PUBLIC OFFERINGS

      Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number  of  shares  available  for  trading  in some  initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS GENERALLY

      Investment Funds may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A description of these and other derivatives that the Investment Funds may use is provided in the Fund's SAI.

      An Investment Fund's use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund's portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund's performance. If an Investment Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss. An Investment Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

      Engaging in these transactions involves risk of loss to the Investment Funds that could materially adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

      The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

FORWARD CONTRACTS

      Investment Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward
contract   can  be  a  cover   for  the  sale  of  a  futures
contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the
Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment
Fund's  investment  objective,  such as  when  an  Investment
Fund's Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's portfolio. There is no general requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

      Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds will be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund and, in turn, the Master Fund and the Fund.

SWAP AGREEMENTS

      Investment Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds' exposure to long-term or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

      Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

      Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Master Fund's, and therefore the Fund's, exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund's portfolio.

      Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund.

STRUCTURED SECURITIES

      Investment Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

      Investment Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases an Investment Fund and, in turn, the Master Fund and the Fund may incur a loss.

DERIVATIVES   WITH   RESPECT   TO  HIGH   YIELD   AND   OTHER
INDEBTEDNESS

      In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund will usually have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Investment Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Investment Fund, and in turn, the Master Fund and the Fund, to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

FAILURE OF THE  INVESTMENT  FUNDS'  COUNTERPARTIES,  BROKERS,
AND EXCHANGES

      The  Investment  Funds  will be  exposed  to the credit
risk of the counterparties with which, or the brokers, dealers and exchanges through which they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker's bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker's bankruptcy or insolvency. The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with the Investment Manager or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer's books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer's account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker's or dealer's customers, which could result in losses to the Master Fund and the Fund.

      Many of the markets in which the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Master Fund and the Fund.

      In addition, the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or counterparty could experience both delays in liquidating the underlying
security,    future   or   other   investment   and   losses,
including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Master Fund and the Fund, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund's trading strategies were to have substantially offset such contracts.

INVESTMENT FUNDS' INVESTMENT STRATEGIES

      Many of the Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds' performance, risk levels, and/or market correlation. There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

      The success of an Investment Manager's trading activities will depend on, among other things, the Investment Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager's investment strategies.

HEDGING

      From time to time in its sole discretion, the Adviser may employ various hedging techniques to reduce certain potential risks to which the Master Fund's portfolio may be exposed. The Adviser is not required to hedge and there can be no assurance that hedging transactions will be available or, even if undertaken, will be effective. Members should be aware that, although the contemplated use of these hedging techniques should tend to minimize the risk of loss to the Master Fund and the Fund, these hedging techniques tend to limit potential gain. In addition, losses on a hedge may be greater than gains in the value of the Master Fund's positions, and the Master Fund and the Fund may be exposed to both counterparty risk and settlement risk in connection with its hedging activity. There is also a risk that the Master Fund may over or under hedge a particular exposure because it has incomplete information regarding the amount of such exposure to which the Master Fund's investments are subject.

LIMITS OF RISKS DISCLOSURE

      The above discussions and the discussions in the SAI relating to various risks associated with the Fund and the Units, the Master Fund, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the
Fund. Prospective investors should read this entire Prospectus, the SAI, and the Amended and Restated Limited Liability Company Agreement of the Fund (the "LLC Agreement") and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's and the Master Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

      IN VIEW OF THE RISKS  NOTED  ABOVE,  THE FUND SHOULD BE
CONSIDERED A  SPECULATIVE  INVESTMENT  AND  INVESTORS  SHOULD
INVEST IN THE FUND ONLY IF THEY CAN  SUSTAIN A COMPLETE  LOSS
OF THEIR INVESTMENT.

      NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE FUND, THE MASTER FUND OR ANY
INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE FUND AND THE MASTER FUND WILL ACHIEVE THEIR INVESTMENT OBJECTIVE.

         MANAGEMENT OF THE FUND AND THE MASTER FUND

THE BOARDS OF MANAGERS

      The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members. The Master Fund Board, which will initially have the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund's members. A majority of each of the Board and Master Fund Board is and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act ("Independent
Managers"). To the extent permitted by the Investment Company Act and other applicable law, the Board and the Master Fund Board may each delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, service providers or, in the case of the Master Fund, the Adviser. See "BOARDS OF MANAGERS AND OFFICERS" in the Fund's SAI for the identities of the Managers and executive officers of the Fund and the Master Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board and Master Fund Board.

THE ADVISER

      Goldman Sachs Hedge Fund Strategies LLC, a Delaware limited liability company and a registered investment adviser with principal offices at 701 Mount Lucas Road, Princeton, NJ 08540, serves as the investment adviser to the Master Fund. Subject to the general supervision of the Master Fund Board, and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser is responsible for the management and operation of the Master Fund and the selection of Investment Funds and Subadvisers with which the Master Fund invests its assets. The Adviser provides such services to the Master Fund pursuant to an investment management agreement with the Master Fund (the "Investment Management Agreement").

      The Adviser may reallocate the Master Fund's assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Master Fund Board, and to the condition that the retention of any Subadviser will require the approval of a majority of the Independent Managers and, unless the Master Fund receives an exemption from certain provisions of the Investment Company Act, of a majority of the outstanding Master Fund Interests. Subject to the requirements of the Investment Company Act, the Adviser is permitted to delegate certain of its investment management responsibilities on behalf of the Master Fund to other persons as set forth in the Limited Liability Company Agreement of the Master Fund (the "Master Fund LLC Agreement"). The Adviser's principal business is to function as an investment adviser for multi-manager funds and accounts and to select investment managers to make investments on behalf of such funds and accounts.

      The Adviser, which was formerly known as Goldman Sachs Princeton LLC, is an advisory affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), and Goldman Sachs Asset Management, L.P. ("GSAM"). Each of the Adviser, Goldman Sachs and GSAM is a wholly owned subsidiary of The Goldman Sachs Group, Inc.

      Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

      The Adviser and its affiliates serve as investment advisers to other investment funds that have investment programs which are similar to the investment program of the Fund and the Master Fund, and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund and the Master Fund. See "CONFLICTS OF INTEREST."

MANAGEMENT TEAM

      The personnel of the Adviser who will initially have primary responsibility for the day-to-day management of the Master Fund's portfolio are:

      KENT A. CLARK, CFA, is a Managing Director of Goldman Sachs and a Managing Director and the Chief Investment Officer of the Adviser. Prior to that, Mr. Clark spent eight years on the Goldman Sachs Quantitative Equity team, managing U.S. and global equities portfolios. In this capacity, he developed and managed equity long/short and market neutral programs. Mr. Clark joined Goldman Sachs from the University of Chicago Graduate School of Business, where he completed all but his dissertation in the Ph.D. program and received an M.B.A. He holds a Bachelor of Commerce degree from the University of Calgary. Mr. Clark has had research published in the Journal of Financial and Quantitative Analysis, and in Enhanced Indexing. He is a member of the Managed Funds Association board, is a past President of the New York Society of Quantitative Analysts, and is a member of the Chicago Quantitative Alliance.

      COLLEEN A. FLANAGAN is a Vice President of Goldman Sachs, a Vice President of the Adviser and Head of the Adviser's Portfolio Customization and Implementation Group which includes manager due diligence and performance analytics. Ms. Flanagan is responsible for portfolio construction and implementation for the customized products. Ms. Flanagan joined Goldman Sachs in 1982 and spent six years in the Controller's Department before joining the Trading Administration & Development Department. In 1996, she joined the Quantitative Research & Risk Management group. Ms. Flanagan received her M.B.A. from Rider University, and her B.S. in Civil Engineering from Villanova University.

      For additional information regarding the management of the Master Fund's portfolio, see "INVESTMENT MANAGEMENT AND
OTHER SERVICES--The Portfolio Management Team" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

      The Investment Management Agreement will become effective as of the Master Fund Initial Closing Date, and will continue in effect for an initial two year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by
(i) the vote of a majority of the outstanding voting securities of the Master Fund, or a majority of the Master Fund Board, and (ii) the vote of a majority of the
Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval. See "VOTING." The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days' written notice to the Master Fund by either the Master Fund Board or the Adviser.

      The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Master Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund, or the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund.

                  INVESTMENT MANAGEMENT FEE

      Through its investment in the Master Fund, the Fund will bear a proportionate share of the investment management fee ("Investment Management Fee") paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. Pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser a monthly Investment Management Fee equal to 1/12th of 1.10% of the Master Fund's net assets as of each month-end. The Investment Management Fee will be paid to the Adviser out of the Master Fund's assets and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against each Master Fund member's capital account, thereby decreasing the net profits or increasing the net losses of the Fund. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Investment Management Fee will be computed based on the net assets of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month.

      A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Units or Master Fund Interests, including brokers or dealers that may be affiliated with the Adviser, and any such payments will be exclusive of the direct sales charges paid by Members.

                       ADMINISTRATION

      Each of the Fund and the Master Fund has retained the Administrator, SEI Investments Global Funds Services, whose principal business address is One Freedom Valley Drive, Oaks, PA 19456, to provide administrative and transfer agency services, and to assist with operational needs. The Administrator will provide such services to the Fund pursuant to an administration agreement between the Fund and the Administrator, and to the Master Fund pursuant to an administration agreement between the Master Fund and the Administrator (each such agreement, an "Administration
Agreement", and together, the "Administration Agreements"). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund and the Master Fund, as applicable; (1) maintaining a list of members and generally performing all actions related to the issuance and repurchase of interests of such fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the fund and tax returns;
(6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the fund. The Administrator may from time to time delegate its responsibilities under each of the Administration Agreements to one or more parties selected by the Administrator, including its affiliates or affiliates of HFS.

      In consideration for these services, the Fund will pay the Administrator a monthly administration fee equal to 1/12th of 0.005% of the Fund's net assets (prior to reduction for any Servicing Fee (each as defined below)) as of each month-end, as well as 1/12th of $25,000 as of each month-end (collectively, the "Fund Administration Fee"). In addition, the Master Fund will pay the Administrator a monthly administration fee equal to 1/12th of 0.060% of the Master Fund's net assets (prior to reduction for any Investment Management Fee) as of each month-end (the "Master Fund Administration Fee", and together with the Fund Administration Fee, the "Administration Fees"). The Fund will bear a proportionate share of the Master Fund Administration Fee as a result of the Fund's Investment in the Master Fund. Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account. The Administration Fees will be computed based on the net assets of the Fund or of the Master Fund, as applicable, as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month. The Administrator will also be reimbursed by the Fund or the Master Fund, as applicable, for out-of-pocket expenses relating to services provided to such fund. The Administration Fees and the other terms of the Administration Agreements may change from time to time as may be agreed to by the applicable fund and the Administrator.

      Each Administration Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations to the fund that is a party thereto, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to such fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for such fund. Each Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the fund that is a party thereto, of the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, negligence or reckless disregard of its obligations to such fund.

              INVESTOR AND FUND SERVICING AGENT

      HFS or one of its affiliates serves as the Fund's investor and Fund servicing agent (in such capacity, the "Investor and Fund Servicing Agent"). Pursuant to the terms of an Investor and Fund Servicing Agreement (the "Servicing Agreement") that has been approved by the Board, the
Investor and Fund Servicing Agent is responsible, either directly or through one of its affiliates or agents, for, among other things, providing the following services not required to be performed by the Administrator or other service providers engaged by the Fund: (1) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Member services; (2) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (3) providing the Fund with office space and office equipment and services including telephone service, heat, utilities, stationary supplies and similar items; (4) providing other information and Member liaison and related services; (5)
assisting in the establishment of Member accounts; (6) providing ongoing account maintenance services to Members, including handling inquiries from Members regarding the Fund; (7) assisting in communicating with Members and providing information about the Fund, Units owned by Members, repurchase offers and other activities of the Fund; (8) assisting in enhancement of relations and communication between Members and the Fund; (9) handling Member inquiries and calls relating to administrative matters; (10) assisting in the maintenance of the Fund's records with respect to the Members; (11) assisting the Fund in providing or procuring accounting services for the Fund and Member capital accounts; (12) assisting in the administration of meetings of the Board and its committees and the Members; (13) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Members and the Fund, and the Fund and the Master Fund (or any successor thereto designated by the
Fund); (14) assisting in arranging for, at the Fund's expense, the preparation of all required tax returns; (15) assisting in the periodic updating of the Fund's prospectus and statement of additional information, the preparation of proxy statements to Members, and the preparation of reports filed with regulatory authorities; (16) periodically reviewing the services performed by the Fund's service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (17) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund's custody, administration and escrow agreements; (18) providing information and assistance as requested in connection with the registration of the Fund's Units in accordance with state securities requirements; (19) providing assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund's independent accountants; and (20) supervising other aspects of the Fund's operations and providing other administrative services to the Fund.

      In consideration for these services, the Fund will pay the Investor and Fund Servicing Agent a monthly servicing fee (the "Servicing Fee"), equal to 1/12th of 0.50% of the Fund's net assets as of each month-end. The Servicing Fee will be paid to the Investor and Fund Servicing Agent out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund.

      The Servicing Agreement will become effective as of the Initial Closing Date and will continue in effect for an initial two year term. Thereafter, the Servicing Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by
(i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and
(ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See "VOTING." The Servicing Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days' written notice to the Fund by either the Board or the Investor and Fund Servicing Agent.

      The Servicing Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investor and Fund Servicing Agent and any partner, director, officer or employee of the Investor and Fund Servicing Agent, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Servicing Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investor and Fund Servicing Agent, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

                          CUSTODIAN

      SEI Private Trust Company (in such capacity, the "Custodian"), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund and the Master Fund, including the assets of the Master Fund managed by the Subadvisers, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of
Section 17(f) of the Investment Company Act and the rules thereunder. In consideration for such services, the Master Fund will pay the Custodian a monthly fee equal to 1/12th of 0.01% of the Master Fund's net assets (prior to reduction for any Investment Management Fee) as of each month-end, subject to reduction if the Master Fund's assets exceed a specified threshold. The Fund and the Master Fund will also reimburse the Custodian for certain out-of-pocket expenses. Assets of the Fund, the Master Fund and the Investment Funds are not held by HFS or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The
Custodian's principal business address is One Freedom Valley Drive, Oaks, PA 19456.

                FUND AND MASTER FUND EXPENSES

      Each of the Fund and the Master Fund will pay all of its expenses other than those that HFS or an affiliate of
HFS assumes, if any. The expenses of the Fund (whether borne directly, or indirectly through, and in proportion to, the Fund's interest in the Master Fund) include, but are not limited to, any fees and expenses in connection with the offering and issuance of Units and Master Fund Interests; all fees and expenses directly related to portfolio transactions and positions for the Fund's and the Master Fund's account such as direct and indirect expenses associated with the Fund's and the Master Fund's investments, including the Master Fund's investments in Investment Funds, and enforcing the Fund's and the Master Fund's rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the Servicing Fee, the Administration Fees and fees of the Custodian and Escrow Agent; brokerage commissions; interest and fees on any borrowings by the Fund and Master Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master
Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Units; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund and the Master Fund; all costs and charges for equipment or services used in communicating information regarding the Fund's or the Master Fund's transactions with any custodian or other agent engaged by the Fund or the Master Fund, as applicable; bank services fees; costs and expenses relating to any amendment of the LLC Agreement, the Master Fund LLC Agreement or other organizational documents of the Fund or the Master Fund; expenses of preparing, amending, printing, and distributing prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members or the Master Fund's members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' or Master Fund members' meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; member recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board and Master Fund Board who are not employees of HFS or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund or the Master Fund. The Fund or the Master Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

     "Extraordinary Expenses" means all expenses incurred by the Fund or Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under "ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT--Limitation of Liability; Indemnification"); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of members; and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

      The Adviser will bear all of its expenses and its own costs incurred in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Investment Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Master Fund Board and officers of the Master Fund affiliated with the Adviser, and making available, without expense to the Master Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

      Pursuant to the Fund Expense Limitation Agreement, HFS has contractually agreed with the Fund to waive and/or reimburse the Fund's expenses to the extent necessary so that the Fund's total expenses (not including the expenses of the Master Fund that are borne indirectly by the Fund and Extraordinary Expenses of the Fund), during the 12-month period (the "Expense Limitation Period") beginning on the Initial Closing Date do not exceed 0.75% of the average of the net assets of the Fund (prior to reduction for any Extraordinary Expenses of the Fund or the Master
Fund), as of each month-end during the Expense Limitation Period, as such calculation may be appropriately adjusted to account for any partial month periods. Such expense waivers and/or reimbursements, if any, will be calculated and paid on a monthly basis in accordance with the Fund Expense Limitation Agreement.

      The Master Fund has entered into the Master Fund Expense Limitation Agreement, whereby HFS has contractually agreed with the Master Fund to waive and/or reimburse the Master Fund's expenses to the extent necessary so that the Master Fund's total expenses (not including Extraordinary Expenses of the Master Fund), during the Master Fund's
12-month period beginning on the closing date for the purchase of Master Fund Interests by a party other than the Goldman Sachs Group, Inc. (the "Master Fund Initial Closing Date"), do not exceed 1.60% of the average of the net assets of the Master Fund (prior to reduction for any Extraordinary Expenses of the Master Fund), as of each month-end during such 12-month period. The other terms of the Master Fund Expense Limitation Agreement are substantially similar to the terms of the Fund Expense
Limitation Agreement. HFS does not expect to waive or reimburse Fund or Master Fund expenses with respect to any subsequent periods. In addition, the Fund's and the Master Fund's organizational expenses are being borne voluntarily by HFS.

      Subject to the terms of the Fund Expense Limitation Agreement, the Fund's expenses incurred and to be incurred in connection with the initial offering of Units will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $210,000. Subject to the terms of the Master Fund Expense Limitation Agreement, the Master Fund's expenses incurred and to be incurred in connection with the initial offering of Master Fund Interests will be amortized by the Master Fund over the 12-month period beginning on the Master Fund Initial Closing Date and are not expected to exceed $315,000. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Units, and indirectly certain ongoing offering costs associated with any periodic offers of Master Fund Interests, which will be expensed as they are incurred. Offering costs cannot be deducted for U.S. federal income tax purposes by the Fund, the Master Fund or the Members.

      The Investment Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund and the Master Fund. In addition, the Investment Funds will pay asset-based fees to their Investment Managers and generally may pay performance-based fees or allocations to their Investment Managers, which effectively reduce the investment returns of the Investment Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly, or indirectly through its investment in the Master Fund. As an indirect investor in the Investment Funds through its investment in the Master Fund, the Fund will indirectly bear a portion of the expenses and fees of the Investment Funds.

      The Fund's and the Master Fund's fees and expenses will decrease the net profits or increase the net losses of the Fund.

      The Board believes that the aggregate expenses of the Fund and the Master Fund will not be materially greater than the expenses that the Fund would incur if the assets of the Fund were invested directly in Investment Funds.

                           VOTING

      Each Member will have the right to cast a number of votes, based on the value of such Member's Units, at any meeting of Members called by the (i) Board or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of members of the Board, and the approval of the Investment
Management Agreement. Except for the exercise of such voting privileges, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

      The voting rights of members of the Master Fund will be substantially similar to those of the Members of the Fund. Whenever the Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Members and will vote its Master Fund Interest for or against such matters proportionately to the instructions to vote for or against such matters received from Members. In the event that the Fund does not receive voting instructions from Members, the portion of the Fund's Master Fund Interest allocable to such Members will be voted in the same proportions as the portion with respect to which it has received voting instructions.

                    CONFLICTS OF INTEREST

GENERAL CATEGORIES OF CONFLICTS ASSOCIATED WITH THE FUND

      The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, proprietary trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. As a result, The Goldman Sachs Group, Inc., GSAM, the Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this "CONFLICTS OF INTEREST" section, "Goldman Sachs"), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Fund or Master Fund, are engaged in businesses and have interests other than that of providing services to the Fund and the Master Fund, including serving as the investment adviser to the Master Fund. In addition, the investment managers to which the Master Fund, directly or indirectly, allocates its assets, including Subadvisers, their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this "CONFLICTS OF INTEREST" section, the "Investment Managers") may similarly have clients, businesses, and interests in addition to managing assets of the Investment Funds (or, in the case of Subadvisers, the Master Fund). The activities and interests of Goldman Sachs and the Investment Managers include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund, the Master Fund, the Investment Funds, and their service providers, including without limitation the Investment Managers. These are considerations of which potential investors should be aware, and which may cause conflicts that could disadvantage the Fund.

      Present and future activities of Goldman Sachs and the Investment Managers in addition to those described in this "CONFLICTS OF INTEREST" section may give rise to additional conflicts of interest. Each of the activities described below that may give rise to conflicts of interest will only be conducted by Goldman Sachs, the Fund, the Master Fund, or the Adviser, as applicable, to the extent that such activities are in compliance with applicable law, including without limitation, the Investment Company Act.

      In addition, Part II of the Adviser's Form ADV contains important information about the Adviser, including a description of certain conflicts of interest that may arise in the operation of the Adviser's business, and will be provided to Members or prospective Members upon request.

POTENTIAL  CONFLICTS  RELATING TO THE SELECTION OF INVESTMENT
MANAGERS,  THE SALE OF FUND UNITS AND MASTER  FUND  INTERESTS
AND THE ALLOCATION OF INVESTMENT OPPORTUNITIES

Goldman  Sachs'  Other  Activities  May Have an Impact on the
Selection of Investment Managers for the Master Fund

      The Adviser selects Investment Managers for the Master Fund in accordance with its obligations as the Adviser of the Master Fund. However, given the breadth of Goldman Sachs' activities, it is expected that Goldman Sachs may receive various forms of compensation, commissions, payments, rebates or services from the Investment Managers and/or their Investment Funds, and provide a variety of products and services to them. While decisions for the Master Fund will be made in accordance with its obligations to manage the Master Fund appropriately, the amount of such compensation, commissions, payments, rebates or services to Goldman Sachs may be greater if the Adviser selects such Investment Managers or Investment Funds than it would have been had other Investment Managers been selected which also might have been appropriate for the Master Fund.

     As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under "--General Categories of Conflicts Associated with the Fund" above, it is likely that the Master Fund will have multiple business relationships with, and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Investment Managers will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Adviser will make decisions for the Master Fund in accordance with its obligations to manage the Fund and Master Fund appropriately, the fees, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising therefrom may be greater as a result of the selection of certain Investment Managers than they would have been had other Investment Managers been selected which also might have been appropriate for the Master Fund.

      For example, while the Adviser will select Investment Managers in accordance with its fiduciary obligations to the Master Fund, subject to compliance with applicable law, including without limitation, the Investment Company Act, Goldman Sachs may also provide brokerage or other services to Investment Funds or act as prime broker for Investment Funds. Payments to Goldman Sachs for providing brokerage or other services or acting as prime broker will generally increase as the size of an Investment Fund increases. Therefore, investment by the Master Fund with an Investment Fund where Goldman Sachs acts as prime broker, or to which Goldman Sachs provides brokerage or other services, will likely result in additional revenues to Goldman Sachs and its personnel. Goldman Sachs may provide research products and other products and services to an Investment Fund and receive revenues in connection with these activities. Goldman Sachs may receive price discounts or services from Investment Managers based on its relationships with such Investment Managers. In connection with services Goldman Sachs may provide Investment Funds, Goldman Sachs will act in its own commercial interests. As a result, investment with Investment Funds will be subject to many of the same conflicts arising from Goldman Sachs activities described herein.

      In addition, if an Investment Manager provides fee "breakpoints," such breakpoints may be affected by Goldman Sachs' business relationships and levels or accounts other than with respect to the Master Fund, and may directly or indirectly benefit Goldman Sachs and other proprietary or client accounts of Goldman Sachs.

Goldman   Sachs'    Financial   and   Other   Interests   and
Relationships  May  Incentivize  Goldman Sachs to Promote the
Sale of Fund Units and Master Fund Interests

      Goldman Sachs, its sales personnel and other financial service providers, have interests in promoting sales of the Fund and Master Fund and certain Investment Managers. With respect to Goldman Sachs and its personnel, the remuneration and profitability of activity relating to the Fund or Master Fund may be greater than the provision of other services and sales of other products that might be provided or offered. For example, Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund, the Master Fund or the Members. Such fees and commissions may be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of the Fund or Master Fund may be greater than the remuneration and profitability resulting from other products. See "PURCHASING UNITS."

      Goldman Sachs may also have business relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, the Master Fund or the Investment Funds, or who engage in transactions with or for the Fund, the Master Fund or the Investment Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultants' points of view on the investment management process. Consultants and other third parties that provide consulting or other services to potential investors in the Fund may receive fees from Goldman Sachs, the Fund, the Master Fund, or the Investment Funds in connection with the distribution of Fund Units or Master Fund Interests or other Goldman Sachs products. In addition, Goldman Sachs personnel, including employees of the Adviser, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in Investment Funds or that may recommend or distribute Investment Fund interests or engage in transactions for the Investment Funds or their Investment Managers. As a result, those persons and institutions may have conflicts associated with their promotion of the Fund, the Master Fund or the Investment Funds or other dealings with the Fund, the Master Fund or the Investment Funds that would create incentives for them to promote the Fund, the Master Fund or the Investment Funds or raise other conflicts.

Potential   Conflicts   Relating   to   the   Allocation   of
Investment  Opportunities  Among  the  Master  Fund and Other
Goldman Sachs Accounts

      Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Master Fund, including in situations in which Goldman Sachs or its personnel (including personnel of the Adviser) have interests. For example, the Master Fund may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Adviser). These accounts or funds may provide greater fees or other compensation (including performance-based fees) to Goldman Sachs (including the Adviser) or in which Goldman Sachs (including the Adviser) or its personnel have an interest (collectively, the "Client/GS Accounts").

      Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Fund and the Master Fund and/or may seek to invest with Investment Managers with which the Master Fund invests or that would be an appropriate investment for the Master Fund. This will create potential conflicts and potential differences among the Master Fund and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments or where Investment Managers limit the number of investors in or the size of their Investment Funds or the amount of assets that they manage. The Adviser has developed policies and procedures that provide that it will allocate investment opportunities among the Master Fund and other Client/GS
Accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each Client/GS Account, to be reasonable and equitable over time.

      The Adviser will make allocations for the Master Fund and other Client/GS Accounts with reference to numerous factors that may include, without limitation, relative sizes and expected future sizes of the applicable accounts, expected future capacity of the applicable Investment Manager, investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment. Although allocating investment opportunities with Investment Managers among the Master Fund and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account's allocations, the Adviser will not make allocation decisions based on such interests or greater fees or compensation.

      Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Master Fund, or is appropriate for, or available to, the Master Fund but in different sizes, terms or timing than is appropriate for other Client/GS Accounts. Therefore, the amount, timing, structuring or terms of an investment by the Master Fund may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.

      The Adviser is currently the managing member or investment manager of a number of private investment funds that invest in investment funds in each of the hedge fund sectors, as well as a number of funds that invest in certain of such funds in order to gain exposure to the four hedge fund sectors (collectively, the "Private Funds"). Certain of the Private Funds currently allocate assets to certain Investment Managers which are currently not accepting any new investments. Such Investment Managers currently manage a material portion of the total assets of certain of such Private Funds. It is not anticipated that the Master Fund will generally allocate assets to such Investment Managers at this time. If at any time in the future these Investment Managers accept additional investments, the Private Funds which currently allocate assets to such Investment Managers may be given priority over the Master Fund in the determination of how any such available capacity is allocated.

OTHER POTENTIAL  CONFLICTS  RELATING TO THE MANAGEMENT OF THE
MASTER FUND BY THE ADVISER

Potential  Restrictions  and Issues  Relating to  Information
Held by Goldman Sachs

      From time to time and subject to the Adviser's policies and procedures regarding informational barriers, the Adviser may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Adviser could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Adviser, such persons may receive information regarding the Adviser's proposed investment activities of the Master Fund that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Master Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.

      The Adviser makes decisions for the Master Fund based on the Master Fund's investment program. The Adviser from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Master Fund in accordance with such analysis and models. In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Fund or Master Fund any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Adviser's personnel or other Goldman Sachs personnel advising the Master Fund or otherwise providing services to the Fund or Master Fund, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Fund.

      From  time  to  time,   Goldman  Sachs  may  come  into
possession of material, non-public information or other information that could limit the ability of the Master Fund to invest with Investment Managers. The Master Fund's investment flexibility may be constrained as a consequence.

Potential  Conflicts  Relating to Goldman Sachs'  Proprietary
Activities and Activities On Behalf of Other Accounts

      The results of the investment activities of the Fund or Master Fund may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other
Client/GS Accounts. The Adviser will manage the Fund, the Master Fund and the other Client/GS Accounts it manages in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Adviser may give to the Master Fund, or may involve a different timing or nature of action than with respect to the Master Fund.

      Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Fund. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while an Investment Fund (or the Master Fund through a Subadviser) is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Investment Fund or the Master Fund and, in turn, the Fund. For example, an Investment Fund (or the Master Fund through a Subadviser) may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Investment Fund or Master Fund holds. Conversely, an Investment Fund (or the Master Fund through a Subadviser) may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. That subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Investment Fund or the Master Fund and such increase in price would be to the detriment of the Investment Fund or the Master Fund.

      In addition, transactions in investments by one or more Client/GS Accounts or Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Investment Funds (or the Master Fund through a Subadviser), particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. For example, an Investment Fund (or the Master Fund through a Subadviser) may purchase or sell a position after or at the same time Goldman Sachs or the Client/GS Accounts undertake the same strategy which may increase the cost of that strategy to the Investment Fund or Master Fund or otherwise disadvantage the Fund.

      Conflicts may also arise because portfolio decisions made by an Investment Manager may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by an Investment Manager may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by an Investment Manager may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.

      The directors, partners, trustees, managers, members, officers and employees of the Adviser, Goldman, Sachs & Co. (the "Distributor") and their affiliates may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than positions taken for the Fund or Master Fund. To reduce the possibility that the Fund or Master Fund will be materially adversely affected by the personal trading described above, each of the Fund, the Master Fund, the Adviser and the Distributor has adopted a code of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund or the Master Fund. The Code of Ethics requires that each of Master Fund, Adviser and Distributor personnel comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which each of the Master Fund, the Adviser and the Distributor, respectively, are subject. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. Each of the Master Fund, the Adviser and the Distributor has also adopted monitoring procedures relating to certain personal securities transactions by their personnel which each deems to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Adviser and the Fund.

      Subject to applicable law, clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Adviser's transactions (and, when Goldman Sachs is a client of an Investment Manager, transactions of such Investment Manager) or views which may affect such clients' transactions outside of accounts controlled by the Adviser's personnel and such transactions may negatively impact the Investment Funds or the Master Fund and, therefore, the Fund. The Investment Funds or the Master Fund and, therefore, the Fund may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts.

      An Investment Manager's management of an Investment Fund (or, in the case of Subadvisers, the Master Fund) may benefit Goldman Sachs. For example, the Investment
Managers may, to the extent permitted by applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or in which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Investment Managers may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause an Investment Fund to have to divest certain investments. The purchase, holding and sale of investments by the Investment Managers may enhance the profitability of Goldman Sachs' or other Client/GS Accounts' own investments in and its activities with respect to such companies.

      Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which an Investment Fund (or the Master Fund through a Subadviser) has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of an Investment Fund's or Subadviser's investments may be negatively impacted by the activities of Goldman Sachs or its clients, and transactions of an Investment Fund (or the Master Fund through a Subadviser) may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

      Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Fund or Master Fund or with respect to which the underlying securities, currencies or instruments may be those in which the Fund invests, or which may be otherwise based on the performance of the Fund, the Master Fund or an Investment Fund. The structure or other characteristics of the derivative instruments may have an adverse effect on the Fund. For example, the derivative instruments could represent leveraged investments in the Fund, the Master Fund or an Investment Fund, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Fund, the Master Fund or an Investment Fund more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management, flexibility, and diversification strategies of the Master Fund or Investment Fund, as applicable, and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Fund. Similarly, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Fund, the Master Fund or Investment Funds, may hedge its derivative positions by buying or selling interests in the Fund, Master Fund or Investment Funds, and reserves the right to request the repurchase of its interest in the Fund or Master Fund, or a portion thereof, without notice to the other Members. Any such repurchase of interest in the Fund or Master Fund will be effected pursuant to an offer to repurchase interests which is made by the Fund or Master Fund, as applicable, to all of its members. Such repurchases may have an adverse effect on the Master Fund's investment management and diversification strategies and on the fees, expenses and costs incurred, directly or indirectly, by the Members.

      The Adviser and the Master Fund may receive research products and services in connection with the brokerage services that brokers (including, without limitation, Goldman Sachs entities) may provide to the Master Fund or one or more Client/GS Accounts. Such products and services may disproportionately benefit other Client/GS Accounts
relative   to  the  Master   Fund  based  on  the  amount  of
brokerage commissions paid by the Master Fund and such other Client/GS Accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Master Fund and to Client/GS Accounts.

Potential   Conflicts  in  Connection  with   Investments  in
Goldman Sachs Money Market Funds

      Subject to the Fund or Master Fund, as applicable, first obtaining any necessary exemptive relief from the provisions of the Investment Company Act, some or all of the Fund's or Master Fund's short term cash investments may be invested in any money market fund advised or managed by Goldman Sachs, and the Master Fund's assets may be invested in Investment Funds managed by Investment Managers or with Subadvisers that are affiliated with Goldman Sachs.

      In connection with any such investments, the Fund or Master Fund, as applicable, will pay all advisory, administrative or 12b-1 fees applicable to the investment and the fees from the Fund or Master Fund, as applicable, will not be reduced thereby (i.e., there could be "double fees" involved in making any such investment, which would not arise in connection with an investor's direct purchase of the underlying investments). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Fund or Master Fund, as applicable, will be required.

Goldman Sachs May In-Source or Outsource

      Subject to applicable law, Goldman Sachs, including the Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund or Master Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

POTENTIAL   CONFLICTS  THAT  MAY  ARISE  WHEN  GOLDMAN  SACHS
PROVIDES  BROKERAGE  OR  OTHER  SERVICES  TO  THE  INVESTMENT
MANAGERS, THE MASTER FUND AND THE FUND

      To the extent permitted by applicable law, including, without limitation, the Investment Company Act, an Investment Manager may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs, acting as principal or on a proprietary basis for its customers, serves as the counterparty. Except as permitted by applicable law, Goldman Sachs will not, acting as principal for its own account, purchase securities or other property from, or sell securities or other property to, the Fund or the Master Fund (directly or through Subadvisers). However, subject to compliance with applicable law, including without limitation, the Investment Company Act, the Master Fund may engage in transactions with accounts which are affiliated with the Master Fund because they are advised by Goldman Sachs or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Master Fund to purchase and Goldman Sachs or another client of Goldman
Sachs to sell, or the Master Fund to sell and another client of Goldman Sachs to purchase, the same security or instrument on the same day. An Investment Fund (or, in the case of a Subadviser, the Master Fund) may enter into cross transactions in which Goldman Sachs acts on behalf of such Investment Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, to the extent permitted by applicable law, Goldman Sachs may represent both an Investment Fund (or, in the case of a Subadviser, the Master Fund) and another Client/GS Account in connection with the purchase of a security by such Investment Fund or the Master Fund, as applicable, and Goldman Sachs may receive compensation or other payments from either or both parties.

      To the extent permitted by applicable law, including the Investment Company Act, Goldman Sachs may act as broker, dealer, agent, or lender or in other commercial capacities for the Fund or Master Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Fund or Master Fund, may, to the extent permitted by applicable law (including, without limitation, the Investment Company Act), borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.

      Subject to applicable law, including the Investment Company Act, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Fund, the Master Fund, the Investment Funds and their Investment Managers as broker, dealer, agent, lender, advisor or in other commercial capacities. In such circumstances, no accounting to the Fund, the Master Fund or the Members will be required, and no fees or other compensation payable by the Fund, the Master Fund, or the Members will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.

      When an Investment Manager chooses Goldman Sachs to act as broker, dealer, agent, or lender, or in other commercial capacities in relation to the Fund, the Master Fund or an Investment Fund, Goldman Sachs may, take commercial steps in its own interests, which may have an adverse effect on the Fund, the Master Fund or the Investment Fund, as applicable. For example, in connection with prime brokerage or lending arrangements involving Investment Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.

      The Fund and Master Fund will be required to establish business relationships with its counterparties based on its own credit standing. Goldman Sachs, including the Adviser, will not have any obligation to allow its credit to be used in connection with the Fund's or Master Fund's establishment of its business relationships, nor is it expected that the Fund's or Master Fund's counterparties will rely on the credit of Goldman Sachs in evaluating the Fund's or Master Fund's creditworthiness.

POTENTIAL    CONFLICTS   RELATING   TO   THE   SELECTION   OF
INVESTMENTS BY THE INVESTMENT MANAGERS

An Investment Manager's Other Activities May Have an Impact on the Investment Funds

      Each Investment Manager may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, proprietary trader, prime broker, lender, agent or principal, and may have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Investment Manager trades. Thus, it is possible that an Investment Fund (or the Master Fund through a Subadviser) will undertake transactions in securities in which its Investment Manager makes a market or otherwise has direct or indirect interests.

Potential   Conflicts   Relating   to   the   Allocation   of
Investment   Opportunities  Among  the  Investment  Managers'
Accounts

      Investment Managers have potential conflicts in connection with the allocation of investments or transaction decisions for Investment Funds, including in situations in which Investment Managers or their personnel have interests. For example, an Investment Fund may be competing for investment opportunities with current or future accounts or funds managed or advised by the Investment Fund's Investment Manager, including accounts or funds that may provide greater fees or other compensation, including performance-based fees, to the Investment Manager or in which the Investment Manager or its personnel have an interest (collectively, the "Investment Manager Accounts"), that have investment objectives that are similar to those of an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund).

      Allocation decisions by Investment Managers among accounts may be more or less advantageous to any one account or group of accounts. An Investment Manager may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Investment Manager Accounts, or for itself or an affiliate, but not for an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund) or is appropriate for, or available to, such Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund), but in different sizes, terms or timing than is appropriate for other Investment Manager Accounts. Therefore, the amount, timing, structuring or terms of an investment by an Investment Fund managed by an Investment Manager (or, in the case of a Subadviser, the Master Fund) may differ from, and performance may be lower than, investments and performance of other Investment Manager Accounts managed by the same Investment Manager.

OTHER   POTENTIAL   CONFLICTS   RELATING  TO  THE  INVESTMENT
MANAGERS' PORTFOLIO MANAGEMENT ACTIVITIES

Potential  Restrictions  and Issues  Relating to  Information
Held by Investment Managers

      From time to time, an Investment Manager may consult with personnel of the Investment Manager or unaffiliated firms, or may form investment policy committees comprised of such personnel. In connection with their activities with the Investment Manager, such persons may receive information regarding the proposed investment activities of the Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund) which is not generally available to the public.

      An Investment Manager from time to time may have access to certain fundamental analysis and proprietary technical models developed by it and its affiliates. However, the Investment Manager may not be permitted to use such analysis and models on behalf of an Investment Fund that it manages (or, in the case of a Subadviser, the Master Fund). Even if the Investment Manager is permitted to use such analysis and models, the Investment Manager will not be under any obligation to effect transactions on behalf of an Investment Fund that it manages (or, in the case of a Subadviser, the Master Fund) in accordance with such analysis and models. In addition, the Investment Manager may have no obligation to seek information or to make available to or share with the Investment Fund (or, in the case of a Subadviser, the Master Fund) any information, investment strategies, opportunities or ideas known to the Investment Manager's personnel or developed or used in
connection  with  other   Investment   Manager   Accounts  or
activities.

      In addition, an Investment Manager and certain of its personnel may be in possession of information not available to all Investment Manager personnel, including the personnel advising or otherwise providing services to an Investment Fund advised by such Investment Manager (or, in the case of a Subadviser, the Master Fund), and such personnel may act on the basis of such information in ways that have adverse effects on such Investment Fund (or, in the case of a Subadviser, the Master Fund). The Investment Managers will not be under any obligation to disseminate such information.

      From time to time, an Investment Manager may come into possession of material, non-public information or other information that could limit the ability of the Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund) to buy and sell investments. The investment flexibility of such Investment Fund (or, in the case of a Subadviser, the Master Fund) may be constrained as a consequence.

Potential  Conflicts  Relating  to  an  Investment  Manager's
Proprietary Activities on Behalf of Other Accounts Managed by the Investment Manager

      The results of the investment activities of an Investment Fund (or, in the case of a Subadviser, the Master Fund) may differ significantly from the results achieved by its Investment Manager for its proprietary accounts and from the results achieved by the Investment
Manager for other Investment Manager Accounts. An Investment Manager is expected to manage the applicable Investment Fund and its other Investment Manager Accounts in accordance with their respective investment objectives and guidelines. However, the Investment Manager may give advice, and take action, with respect to any current or future Investment Manager Accounts that may compete or conflict with the advice the Investment Manager may give to an Investment Fund (or, in the case of a Subadviser, the Master Fund), or may involve a different timing or nature of action than with respect to such Investment Fund (or, in the case of a Subadviser, the Master Fund).

      Transactions   undertaken  by  Investment  Managers  or
Investment   Manager   Accounts  may   adversely   impact  an
Investment Fund (or, in the case of a Subadviser, the Master Fund). An Investment Manager and its Investment Manager Accounts may buy or sell positions while an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund) is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Investment Fund or the Master Fund. For example, an Investment Fund may buy a security and its Investment Manager or such Investment Manager's Investment Manager Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Investment Fund holds. Conversely, the Investment Fund may establish a short position in a security and the Investment Manager or its Investment Manager Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Investment Fund and such
increase  in  price  would  be  to  the   Investment   Fund's
detriment.

      In addition, transactions in investments by one or more Investment Manager Accounts or the Investment Managers may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of an Investment Fund (or, in the case of a Subadviser, the Master Fund), particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions for an Investment Fund (or, in the case of a Subadviser, the Master Fund) are based on research or other information that is also used to support portfolio decisions for other Investment Manager Accounts managed by personnel of an Investment Manager, which could impact the timing and manner in which the portfolio decisions for the Investment Fund (or, in the case of a Subadviser, the Master Fund) and/or other Investment Manager Accounts are implemented. When the
Investment Manager or an Investment Manager Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for an Investment Fund (or, in the case of a Subadviser, the Master Fund), market impact, liquidity
constraints,   or  other   factors   could   result   in  the
Investment Fund (or, in the case of a Subadviser, the Master Fund) receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Investment Fund (or, in the case of a Subadviser, the Master Fund) could otherwise be disadvantaged. The Investment Manager may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Investment Manager Accounts as well as the Investment Funds (or, in the case of a Subadviser, the Master Fund), which may cause an Investment Fund (or, in the case of a Subadviser, the Master Fund) to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

      Conflicts may also arise because portfolio decisions for an Investment Fund (or, in the case of a Subadviser, the Master Fund) may benefit other Investment Manager Accounts. For example, the sale of a long position or establishment of a short position by an Investment Fund may impair the price of the same security sold short by (and therefore benefit) the Investment Manager or other Investment Manager Accounts, and the purchase of a security or covering of a short position in a security by an Investment Fund may increase the price of the same security held by (and therefore benefit) the Investment Manager or other Investment Manager Accounts.

      The directors, partners, trustees, managers, members, officers and employees of an Investment Manager may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees of an Investment Manager that are the same as, different from or made at different times than positions taken for an Investment Fund (or, in the case of a Subadviser, the Master Fund). An Investment Manager may establish policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of an Investment Fund that it manages (or, in the case of a Subadviser, the Master Fund). However, there can be no assurance that such policies and procedures will avoid all conflicts of interest.

      Clients of an Investment Manager (including Investment Manager Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Manager's transactions or views which may affect such clients' transactions outside of accounts controlled by the personnel providing advice to an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund), and such transactions may negatively impact such Investment Fund or the Master Fund.

      An Investment Manager's management of the assets of an Investment Fund (or, in the case of a Subadviser, the Master Fund) may benefit the Investment Manager. For example, an Investment Fund (or, in the case of a Subadviser, the Master Fund) may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with the Investment Manager or in which the Investment Manager has an equity, debt or other interest. In addition, subject to applicable law, an
Investment Fund (or, in the case of a Subadviser, the Master Fund) may engage in investment transactions which may result in other Investment Manager Accounts being relieved of obligations or otherwise divesting of investments or cause an Investment Fund to have to divest certain investments. The purchase, holding and sale of investments by an Investment Fund (or, in the case of a Subadviser, the Master Fund) may enhance the profitability of the Investment Manager's or its Investment Manager Accounts' own investments in and its activities with respect to such companies.

      An Investment Manager and its clients may pursue or enforce rights with respect to an issuer in which an Investment Fund (or, in the case of a Subadviser, the
Master Fund) has invested, and those activities may have an adverse effect on such Investment Fund (or, in the case of a Subadviser, the Master Fund). As a result, prices, availability, liquidity and terms of Investment Fund (or, in the case of a Subadviser, the Master Fund) investments may be negatively impacted by the activities of the Investment Manager or its clients, and transactions for an Investment Fund managed by an Investment Manager (or, in the case of a Subadviser, the Master Fund) may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

      An  Investment  Manager  may  create,  write,  sell  or
issue, or act as placement agent or distributor of, derivative instruments with respect to which the underlying securities, currencies or instruments may be those in which the Investment Fund (or, in the case of a Subadviser, the Master Fund) managed by it invests, or which may be otherwise based on the performance of such Investment Fund. The structure or other characteristics of the derivative instruments may have an adverse effect on the
Investment Fund. For example, the derivative instruments could represent leveraged investments in an Investment Fund, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Investment Fund more quickly than might otherwise be the case. The Investment Manager, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management, flexibility, and diversification strategies of the Investment Fund and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of such Investment Fund. Similarly, an Investment Manager (including its personnel or Investment Manager Accounts) may invest in an Investment Fund, may hedge its derivative positions by buying or selling interests in the Investment Fund and may reserve the right to redeem some or all of its investments at any time. These investments and redemptions may be made without notice to the investors in such Investment Funds, including the Master Fund.

Potential   Conflicts  That  May  Arise  When  an  Investment
Manager Acts in a Capacity Other Than Investment Manager to the Investment Funds

      To the extent permitted by applicable law, an Investment Manager may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of an Investment Fund in which such Investment Manager, acting as principal or on a proprietary basis for its customers, serves as the counterparty. An Investment Fund may also enter into cross transactions in which its Investment Manager acts on behalf of such Investment Fund and for the other party to the transaction. An Investment Manager may have a potentially conflicting division of responsibilities to both parties to a cross transaction.

      When an Investment Manager acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to an Investment Fund (or, in the case of a Subadviser, the Master Fund), such Investment Manager may take commercial steps in its own interests, which may have an adverse effect on such an entity or account. For example, in connection with prime brokerage or lending arrangements involving an Investment Fund (or, in the case of a Subadviser, the Master Fund), an Investment Manager may require repayment of all or part of a loan at any time or from time to time.

      To the extent permitted by applicable law, an Investment Fund may invest all or some of its short term cash investments in money market funds advised or managed by its Investment Manager, and may invest in other products advised or managed by its Investment Manager. In connection with any such investment, the Investment Funds may pay all advisory, administrative or 12b-1 fees applicable to the investment and the fees or allocations from the Investment Fund will not generally be reduced thereby (i.e., there could be "double fees" involved in making any such investment, which would not arise in connection with an investor's direct purchase of underlying investments). In such circumstances, as well as in all other circumstances in which the Investment Manager receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Fund will be required.

      An Investment Manager may act as broker, dealer, agent, lender or advisor or in other commercial capacities for an Investment Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by the Investment Manager will be in its view commercially reasonable, although the Investment Manager, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to such Investment Manager and its sales personnel.

The Investment Managers May In-Source or Outsource

      Subject to applicable law, Investment Managers may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Investment Funds managed by them in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

POTENTIAL    CONFLICTS   IN   CONNECTION    WITH    BROKERAGE
TRANSACTIONS AND PROXY VOTING BY THE INVESTMENT MANAGERS

      Purchases and sales of securities for an Investment Fund (or, in the case of a Subadviser, the Master Fund) may be bunched or aggregated with orders for other Investment Manager Accounts of the Investment Manager that manages such Investment Fund (or, in the case of a Subadviser, the Master Fund). An Investment Manager, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not required or is inconsistent with client direction.

      Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Investment Fund (or, in the case of a Subadviser, the Master Fund) will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Investment Fund (or, in the case of a Subadviser, the Master Fund). In addition, under certain circumstances, an Investment Fund (or, in the case of a Subadviser, the Master Fund) will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

      An Investment Manager may select brokers (including, without limitation, affiliates) that furnish the Investment Manager, an Investment Fund managed by the Investment Manager (or, in the case of a Subadviser, the Master Fund), or other Investment Manager Account, directly or through correspondent relationships, with third party research or other appropriate services which provide, in the Investment Manager's view, appropriate assistance to the Investment Manager in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases;
quotation  equipment  and  services;   and  research-oriented
computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the
Investment Funds (or, in the case of a Subadviser, the Master Fund) or Investment Manager Accounts, including in connection with Investment Manager Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Investment Manager Accounts relative to the Investment Fund (or, in the case of a Subadviser, the Master Fund) based on the amount of brokerage commissions paid by the Investment Fund (or, in the case of a Subadviser, the Master Fund) and such other Investment Manager Accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other Investment Manager Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Investment Funds (or, in the case of a Subadviser, the Master Fund) and to such other Investment Manager Accounts.

      An Investment Manager may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment
Manager    believes    are    useful   in   its    investment
decision-making process.

      An Investment Manager may from time to time choose not to engage in the above described "soft dollar arrangements" to varying degrees.

      The Investment Managers may adopt policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Investment Funds that they manage, and to help ensure that such decisions are made in accordance with the Investment Managers' fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of an Investment Manager may have the effect of favoring the interests of other clients or businesses of the Investment Manager and/or its affiliates, and of other divisions or units of Goldman Sachs and/or its affiliates.

Potential  Regulatory   Restrictions  on  Investment  Manager
Activity

      From time to time, the activities of an Investment Fund (or, in the case of a Subadviser, the Master Fund) may be restricted because of regulatory requirements applicable to an Investment Manager and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by an Investment Manager would not be subject to some of those considerations. There may be periods when an Investment Manager may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which the Investment Manager is performing investment banking, market making or other services or has proprietary positions. For example, when an Investment Manager is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the
Master Fund) may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of an Investment Manager serve as directors of companies the securities of which an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Master Fund) wishes to purchase or sell. However, if permitted by applicable law, the Investment Fund (or, in the case of a Subadviser, the Master Fund) may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by its Investment Manager, or in cases in which the Investment Manager's personnel are directors or officers of the issuer.

      The investment activities of an Investment Manager for its proprietary accounts and for other accounts may also limit the investment strategies and rights of the
Investment Fund managed by such Investment Manager. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Investment Manager to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Manager, on behalf of an Investment Fund, to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, an Investment Manager, on behalf of an Investment Fund, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Manager, in its sole discretion, deems it appropriate in light of potential regulatory restrictions on ownership or other impairments resulting from reaching investment thresholds.

                   OUTSTANDING SECURITIES

--------------------------------------------------------------------
                                             Amount Outstanding as
                                Amount Held    of [      ], 2005,
                                     by       exclusive of Amount
                                 Registrant   Shown under "Amount
                     Amount       for its      Held by Registrant
 Title of Class    Authorized     Account       for its Account"
--------------------------------------------------------------------

     Limited
    Liability
Company Interests   Unlimited       N/A             $100,000
--------------------------------------------------------------------


      As of [ ], 2005, all of the limited liability company interests of the Fund outstanding were owned by The Goldman Sachs Group, Inc., which has its principal business address at 85 Broad Street, New York, NY 10004. Accordingly, as of that date, The Goldman Sachs Group, Inc. may be deemed to "control" the Fund as that term is defined in the Investment Company Act. Units held by The Goldman Sachs Group, Inc. may constitute more than 25% of the outstanding Units after the closing of the initial public offering of Units, depending on the aggregate investments made in the Fund by other persons. The Goldman Sachs Group, Inc. is an affiliate of HFS.

                    REPURCHASES OF UNITS

NO RIGHT OF REDEMPTION

      No Member (or other person holding Units acquired from a Member) will have the right to require the Fund to redeem its Units. No public market exists for the Units, and none is expected to develop. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

PERIODIC REPURCHASES

      The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Units from Members, including HFS and its affiliates, pursuant to written tenders by Members. However, because all or substantially all of the Fund's assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interest in order to satisfy repurchase requests. Because Master Fund Interests may not be transferred, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

      The Adviser anticipates recommending to the Master Fund Board that the Master Fund conduct repurchase offers
on or about  [        ],  2006, and thereafter  semi-annually
on or about each January 1 and July 1. It is also anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund.

      The Master Fund will make repurchase offers, if any, to all of the Master Fund's members, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund's corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund's repurchase offers.

      Subject to the considerations described above, the aggregate value of Units to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be a percentage of the value of the Fund's outstanding Units. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Master Fund conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

      As discussed above, in determining whether the Master Fund should offer to repurchase interests therein from its members pursuant to written requests, the Master Fund Board will consider the recommendation of the Adviser. The
Master Fund Board or the Board also will consider the following factors, among others, in determining whether to repurchase Units and the amount of interests therein to be repurchased:

            o whether any members of the applicable fund have requested to tender interests in such fund or portions thereof to the fund;

            o the working capital requirements of the applicable fund;

            o the relative economies of scale of the repurchase requests with respect to the size of the applicable fund;

            o the past practice of the applicable fund in repurchasing interests in such fund;

            o     the condition of the securities markets and
                  the   economy   generally,   as   well   as
                  political,    national   or   international
                  developments or current affairs;

            o the anticipated tax consequences of any proposed repurchases of interests in the applicable fund; and

            o in the case of the Master Fund Board, the Master Fund's investment plans, the liquidity of its assets (including fees and costs associated with withdrawing from Investment Funds and/or disposing of assets allocated to Subadvisers), and the availability of information as to the value of its interests in underlying Investment Funds.

      The  LLC  Agreement  provides  that  the  Fund  will be
dissolved if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all of its Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided that any such Member has submitted a separate written notice requesting dissolution of the Fund following the expiration of the applicable two-year period. The Master Fund LLC Agreement has a substantially similar provision.

PROCEDURES FOR REPURCHASE OF UNITS

      Following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Units. The Master Fund is expected to employ substantially similar procedures in connection with the repurchase of Master Fund Interests.

      The Board will determine that the Fund will offer to repurchase Units pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Members. The amount due to any Member whose Units are repurchased will be equal to the number of Units being repurchased, multiplied by the NAV per Unit (as defined below) as of the Valuation Date (as defined below), after reduction for all fees (including any Investment Management Fee, Servicing Fee, Administration Fees, or Early Repurchase Fee (as defined below)), any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Units being repurchased. If the Board determines that the Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the "Expiration Date") will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

      Payment by the Fund upon a repurchase of Units will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Units except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Members, or if the Master Fund has received distributions from Investment Funds in the form of securities that are transferable to the Master Fund's members. Securities which are distributed in-kind in connection with a repurchase of
Units may be illiquid. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. See "CALCULATION OF NET ASSET VALUE; VALUATION."

      In light of liquidity constraints associated with the Master Fund's investments in Investment Funds and that the Master Fund may have to effect withdrawals from those Investment Funds to pay for Master Fund Interests being repurchased in order to fund the repurchase of Units and due to other considerations applicable to the Fund and the Master Fund, the Fund expects to employ the following additional repurchase procedures:

            o The value of Units being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the "Valuation Date"), and any such repurchase will be effected as of the day after the Valuation Date (the "Repurchase Date"). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about [ ], 2006, and that thereafter there will be a Repurchase Date on or about each January 1 and July 1.

            o As promptly as practicable after the Expiration Date, the Fund will give to each Member whose Units have been accepted for repurchase a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Units. The determination of the value of Units as of the Valuation Date is subject to adjustment based upon the
                  results   of  the   annual   audit  of  the
                  financial statements of the Fund and the Master Fund for the fiscal year in which such Valuation Date occurred.

            o The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the "Initial Payment") will be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Units, determined as of the Valuation Date, provided that if the Fund has requested the repurchase of all or a portion of its Master Fund Interest in order to satisfy the Initial Payment, the Initial Payment may be postponed until ten business days after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the  Master  Fund  (the  "Master  Fund
                  Payment  Date").  Similarly,  when the Fund
                  and  other   members  of  the  Master  Fund
                  request the repurchase of a portion of their Master Fund Interests, the Master Fund is entitled to postpone the payment in respect of any promissory note delivered thereto until ten business days after the Master Fund has received at least 95% of the aggregate amount requested by it to be withdrawn from the Investment Funds in order to fund repurchases of Master Fund Interests.

            o The second and final payment in respect of the Promissory Note (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (1) the aggregate value of the repurchased Units, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund and the Master Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

            o Notwithstanding anything in the foregoing to the contrary, in the event that a Member has requested the repurchase of a portion of its Units which would result in such Member continuing to hold at least 5% of the aggregate value of its Units as of
                  December  31  of  the  fiscal  year  ending
                  immediately  prior  to the  fiscal  year in
                  which  such  request  was  made,  the Final
                  Payment in respect of such repurchase shall
                  be made on or before the 60th day after the
                  Repurchase Date,  provided that if the Fund
                  has  requested  the  repurchase of all or a
                  portion of its Master Fund  Interest by the
                  Master Fund in order to fund the repurchase
                  of Units,  such  payment  may be  postponed
                  until 10 business days after the applicable
                  Master  Fund  Payment  Date.  Such  payment
                  shall be in an amount  equal to the excess,
                  if any, of (1) the  aggregate  value of the
                  repurchased  Units,  determined  as of  the
                  Valuation  Date,   based  upon  information
                  known  to the  Fund  as of the  date of the
                  Final   Payment,   over  (2)  the   Initial
                  Payment.  If, based upon the results of the
                  annual audit of the financial statements of
                  the Fund and the Master Fund for the fiscal
                  year in which  the  Valuation  Date of such
                  repurchase occurred,  it is determined that
                  the   value  at  which   the   Units   were
                  repurchased  was incorrect,  the Fund shall
                  redeem, for no additional consideration,  a
                  number  of such  Member's  Units  having  a
                  value   equal   to   the   amount   of  any
                  overpayment, or issue to such Member, for no additional consideration, a number of Units having an aggregate value equal to the amount of any underpayment, in each case as promptly as practicable following the completion of such audits and, if applicable, the making of a corresponding adjustment to the Fund's capital account balance in the Master Fund.

      The  repurchase  of  Units  is  subject  to  regulatory
requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund's compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Units, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for either the Fund or the Master Fund to dispose of its investments or to determine the value of its net assets, and other unusual circumstances.

      Each  Member   whose  Units  have  been   accepted  for
repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if only a portion of its Units are repurchased) and may exercise its voting rights with respect to the repurchased Units until the Repurchase Date. Moreover, the capital account maintained in respect of a Member whose Units have been accepted for repurchase will be adjusted for the net appreciation or depreciation in the NAV of the Fund through the Valuation
Date, and such Member's capital account shall not be adjusted in respect of the Units accepted for repurchase, prior to the Repurchase Date.

      Upon its acceptance of tendered Units for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or
(3) the portion of the Fund's Master Fund Interest that the Fund has requested to have repurchased (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Units.

      Payments for repurchased Units are expected to cause the Fund to request the repurchase of a portion of its Master Fund Interest which, in turn, may require the Master Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, but there can be no guarantee that it will be successful in doing so. The Fund and the Master Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund's or the Master Fund's, as applicable, operating expenses and impact the ability of the Fund and the Master Fund to achieve their investment objective.

      A 2.00% early repurchase fee (the "Early Repurchase Fee") will be charged by the Fund with respect to any Units repurchased from a Member at any time prior to the day immediately preceding the one-year anniversary of the
Member's purchase of such Units. Units tendered for repurchase will be treated as having been repurchased on a "first in - first out" basis. Therefore, the repurchased Units will be deemed to have been the earliest Units purchased by such Member, and then from subsequent Units purchased by such Member. An Early Repurchase Fee payable by a Member may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

      Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Units. However, although the Master Fund does not presently intend to impose any charge on the repurchase of Master Fund Interests, the members of the Master Fund, including the Fund, will bear a portion of any redemption fees imposed by Investment Funds. Many of the Investment Funds in which the Master Fund expects to invest do not charge redemption fees. To the extent such fees are assessed by Investment Funds, they generally relate to redemptions effected within the first year that an investment in the Investment Fund is made and generally range from 2% to 5%, although it is possible that this range may be exceeded.

      A Member who tenders some but not all of its Units for repurchase will be required to maintain a minimum capital account balance of $50,000. Such minimum capital account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

      In the event that HFS or any of its affiliates holds Units in its capacity as a Member, such Units may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Members.

MANDATORY REDEMPTION BY THE FUND

      In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of
Units of a Member, or any person acquiring Units from or through a Member, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) all or a portion of its Units has been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Member; (ii) ownership of the Units by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Master Fund or the Adviser, or may subject the Fund, the Master Fund or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of Units; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

      Members whose Units are mandatorily redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of such Units.

                     TRANSFERS OF UNITS

      No person shall become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Units held by Members may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

      Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation, the Board generally will not consider consenting to a transfer of Units unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities);
(ii) to members of the transferring Member's immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

      Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "ELIGIBLE INVESTORS." Notice of a proposed transfer of Units must also be accompanied by a properly completed investor certification in respect of the proposed transferee. In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Units by a Member (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Units, the balance of the capital account of each of the transferee and transferor is less than $50,000. Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

      Any transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the LLC Agreement and to tender the Units for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC
Agreement. If a Member transfers Units with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

      By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, HFS, the Master Fund, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

      The Master Fund LLC Agreement has terms regarding transfers of Master Fund Interests by the Master Fund's members that are substantially similar to those described above.

          CALCULATION OF NET ASSET VALUE; VALUATION

      Each of the Fund and the Master Fund will calculate its net asset value ("NAV") as of the close of business on the last business day of each calendar month and at such other times as the Board shall determine. In determining its net asset value, each of the Fund and the Master Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the date the Fund's net asset value is calculated. Similarly, the net asset value of the Master Fund will equal the value of the assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. The "NAV per Unit" as of a particular date will be equal to the NAV of the Fund as of such date, divided by the number of Units then outstanding.

      Because the Fund intends to invest all or substantially all of its assets in the Master Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund's investments. The Valuation Committee will oversee the valuation of the Fund's investments on behalf of the Fund and the valuation of the Master Fund's investments on behalf of the Master Fund, including the Master Fund's investments in Investment Funds. See "BOARDS OF MANAGERS AND OFFICERS--Committees of the Boards of Managers--Valuation Committee" in the Fund's SAI.

      The Board and the Master Fund Board have approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such date by each Investment Fund in accordance with the
Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its portfolio. Using the
nomenclature   of  the  hedge  fund   industry,   any  values
reported as "estimated" or "final" values are expected to reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.

      Prior to the Master Fund investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Adviser reasonably believes to be consistent, in all material respects, with those used by the Master Fund in valuing its own investments. Although the procedures approved by the Board and the Master Fund Board provide that the Valuation Committee will review the valuations provided by the Investment Managers to the Investment Funds, none of the Valuation Committee, the Master Fund Board, the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which generally are unaudited except for the Investment Fund's valuation at its fiscal year-end which is generally audited at a later date).

      The Master Fund's valuation procedures require the Adviser to consider all relevant information reasonably available at the time the Master Fund values its portfolio. The Adviser and/or the Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of the Master Fund's interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board and the Master Fund Board, the Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the net asset value as reported by the Investment Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with U.S. generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.

      The valuations reported by the Investment Managers, upon which the Master Fund calculates its month-end net asset value and the net asset value of each Master Fund Interest, including the Fund's Master Fund Interest, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Members who had their Units in the Fund repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Members under certain circumstances as described in "REPURCHASES OF UNITS--Periodic
Repurchases"       and       "CAPITAL       ACCOUNTS      AND
ALLOCATIONS--Reserves." As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to the net asset value of an Investment Fund adversely affect the Master Fund's net asset value, and therefore the Fund's net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Members may be affected in a similar way. See "GENERAL RISKS-- The Fund's Net Asset Value Is and in the Future Will Be Based Indirectly on Estimates of Valuations Provided to the Master Fund by Third Party Investment Managers Which May Not Be Accurate or May Need to be Adjusted in the Future."

      The procedures approved by the Board and the Master Fund Board provide that, where deemed appropriate by the
Valuation Committee and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund's investment will be revalued in a manner that the Valuation Committee, in accordance with procedures approved by the Board and the Master Fund Board, determines in good faith best reflects approximate market value. The Master Fund Board will be responsible for ensuring that the valuation procedures utilized by the
Valuation Committee are fair to the Master Fund and consistent with applicable regulatory guidelines.

      To the extent the Fund or the Master Fund holds securities or other instruments that are not investments in Investment Funds, the Fund or the Master Fund, as applicable, will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the applicable valuation day or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the valuation procedures of the Fund and the Master Fund, which are in substance identical (the "Valuation Procedures").

      Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a
recognized   pricing  service  (e.g.,  FT  Interactive   Data
Corp., Merrill Lynch, J.J. Kenny, Lehman, Muller Data Corp., Bloomberg, Reuters or Standard & Poor's). Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board and the Master Fund Board have determined to approximate fair value. In addition, the Master Fund may, but need not, elect to approve an independent fair value service for the purpose of valuing the Master Fund's foreign securities. All other instruments held by the Master Fund will be valued in accordance with the Valuation Procedures.

      If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser, the Board or the Master Fund Board, as applicable, and/or the Valuation Committee will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

      Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund or the Master Fund is determined. When such events materially affect the values of securities held by the Fund or the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board or the Master Fund Board, as applicable.

      The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund. Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

      Expenses of the Master Fund, including the Investment Management Fee, are accrued on a monthly basis on the day as of which the net asset value of the Master Fund is calculated and taken into account for the purpose of determining such net asset value. Similarly, expenses of the Fund are accrued on a monthly basis on the day as of which the net asset value of the Fund is calculated and are taken into account for the purpose of determining such net asset value.

      Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Master Fund and the Fund if the judgments of the Master Fund Board, the Board, the Valuation Committee, or the Investment Managers regarding appropriate valuations should prove incorrect. The Board and the Master Fund Board have each adopted a policy to handle certain NAV related errors occurring in the operation of the Fund and the Master Fund, respectively, and under certain circumstances neither the Fund nor Members who purchase or redeem their Interests during periods that errors accrue or occur may be recompensed in connection with the resolution of the error. Also, Investment Managers will generally only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund, and therefore the net asset value of the Fund, more frequently.

              CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

      The Fund shall maintain a separate capital account on its books for each Member. As of any date, the capital account of a Member shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Member. Any special items or reserve amounts charged or debited against a Member's capital account other than among all Members in accordance with the number of Units held by each such Member, as described below, shall be treated as a partial redemption of such Member's Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made, and such Member's Units shall be reduced thereby as appropriately determined by the Fund. Any special items or reserve amounts credited to a Member's capital account other than among all Members in accordance with the number of Units held by each such Member, as described below, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board determines such credit is required to be made, and such Member's Units shall be increased thereby as appropriately determined by the Fund.

ALLOCATION OF SPECIAL ITEMS -- CERTAIN WITHHOLDING TAXES AND
OTHER EXPENDITURES

      Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Fund, will be debited against the capital account of that Member and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

      Any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Fund, will generally be charged to only those Members on  whose  behalf  the  expenditures  or  items  are  paid or incurred or whose circumstances gave rise to such expenditures or items. These charges or items will be debited to the capital accounts of the applicable Members.

RESERVES

      Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time and any such Member or former Member will be obligated to pay the amount of any such charge.

      If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distribution or repurchases of Units or portions thereof) that was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior periods and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all Members at the time of payment or receipt, then such amount will be proportionately charged or credited, as appropriate, to those parties who were Members during such prior period or periods.

      Notwithstanding the foregoing (i) no former Member will be obligated to make a payment exceeding the amount of such Member's capital account at the time to which the charge relates, and (ii) no such demand will be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member as described above, the deficiency will be charged proportionately to the capital accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the capital accounts of the current Members.

      The Master Fund LLC Agreement has terms relating to reserves that are substantially similar to the foregoing.

                 CERTAIN TAX CONSIDERATIONS

      The following summary describes certain significant U.S. federal income tax consequences of owning Units to investors that are U.S. persons, i.e., a citizen or resident of the United States, a corporation or partnership created or organized in the United States or any state thereof, or an estate or trust, the income of which is includible in income for federal income tax purposes regardless of its source. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Units as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., tax-exempt and foreign investors and insurance companies) subject to special treatment under the federal income tax laws. In addition, this summary does not address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Units.

      THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH ITS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF UNITS.

      This summary is based on the Code as in effect on the date of this Prospectus, the U.S. Treasury Regulations promulgated thereunder (the "Treasury Regulations"), rulings of the U.S. Internal Revenue Service (the "Service"), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the Service or any other federal, state or local agency with respect to any of the tax issues affecting the Fund.

PARTNERSHIP STATUS OF FUND

      The Fund will receive an opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, special legal counsel to the Fund, that based on the provisions of the Code and Treasury Regulations, as in effect on the date of the opinion, other current applicable authority, and certain representations of the Fund, the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

      Under Section 7704 of the Code, a "publicly traded partnership" is generally taxable as a corporation for federal income tax purposes. A publicly traded partnership is any partnership the interests of which are traded on an established securities market or which are "readily tradable on a secondary market (or the substantial equivalent thereof)." Under applicable Treasury Regulations, interests in a partnership are readily tradable on the substantial equivalent of a secondary market, if taking into account all facts and circumstances, the partners are readily able to buy, sell, exchange or redeem their interests in a manner that is economically comparable to trading on an established securities market. The applicable Treasury Regulations further provide that interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof if
(i) interests in the partnership are regularly quoted by any person, such as a broker or dealer making a market in the interests, (ii) any person regularly makes available to the public bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices, (iii) interest holders in the partnership have a readily available, regular, and ongoing opportunity to sell or exchange their interests in the partnership through a public means of obtaining or providing information of offers to buy, sell or exchange interests in the partnership, or (iv) prospective buyers or sellers of interests in the partnership otherwise have an opportunity to buy or sell interests in a time frame and with the regularity and continuity that is comparable to the foregoing. A plan of redemptions, such as the Fund's plan to repurchase Units, whereby holders of interests in a partnership have readily available, regular, and ongoing opportunities to dispose of their interests, can be substantially equivalent to a secondary market under these rules.

      Under the LLC Agreement, transfers of Units by Members, other than repurchases by the Fund, are generally restricted to "private transfers" and other transfers that cannot cause the Fund to be a publicly traded partnership. The Treasury Regulations contain a safe harbor with respect to transfers pursuant to certain redemption plans. The Fund's plan to offer to repurchase Units on at most two days per year, with a Valuation Date no earlier than 60 days after the Expiration Date, at a price equal to the value of the Units being repurchased as of the Valuation Date, is considerably  more  limiting  than  the  timing  and  pricing delay provisions of the redemption plan safe harbor. However, the Fund will not qualify for the redemption plan safe harbor in any year if more than 10% of the value of the Units are transferred (exclusive of "private transfers") during that year. Because the Fund may offer to repurchase more than 10% of the value of the Units in any year, the Fund may, in any year, fail to qualify for the redemption plan safe harbor.

      Notwithstanding that the Fund may not qualify for the redemption plan safe harbor (or any other safe harbor) in any taxable year, the Treasury Regulations specifically provide that the failure to qualify for a safe harbor is disregarded for purposes of determining whether Units in the Fund are publicly traded under a facts and circumstances analysis, and the Fund's transfer restrictions and restricted redemption rights make the position of the Unit holders very different from the economic position that they would have been in if the Units were traded on a securities market. Based on the foregoing and other relevant considerations, the Fund will receive an opinion, that under a facts and circumstances analysis, the Fund will not be treated as a publicly traded partnership.

      However, there is no case or ruling that holds that a partnership which has restricted redemption rights similar to those of the Fund is not a publicly traded partnership and the opinion of counsel described above will not be binding on the Service or the courts. If it were determined that the Fund was a publicly traded partnership taxable as a corporation, the taxable income of the Fund from and after the time it became a publicly traded partnership would be subject to corporate federal income tax (as well as state and local taxes) when recognized by the Fund. Moreover, distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the Fund's current or accumulated earnings and profits; and Members would not be entitled to report profits or losses recognized by the Fund.

STATUS OF THE MASTER FUND AND OF INVESTMENT FUNDS

      The Master Fund will receive an opinion of counsel that, for federal income tax purposes, the Master Fund will be treated as a partnership and not as an association taxable as a corporation, and that based on a "facts and circumstances" analysis, similar to that set forth above for the Fund, the Master Fund will not be treated as a publicly traded partnership taxable as a corporation.

      The  Master  Fund   generally   intends  to  invest  in
Investment   Funds   that  are   treated   as   partnerships.
However, the Master Fund may invest from time to time in Investment Funds that are treated as corporations.

TAXATION OF THE FUND, MASTER FUND AND INVESTMENT FUNDS

      The Fund, the Master Fund and the entities in which the Master Fund invests that are treated as partnerships for federal income tax purposes will not be subject to federal income tax, although they each will file an annual partnership information return with the Service, which will report the results of its operations. The Fund's income will include its allocable share of the income, gain, loss, deduction and credit of the Master Fund and the partnership investments of the Master Fund. References below to positions held or transactions effected by the Fund include the Fund's allocable interest in positions held and transactions effected by the Master Fund (including through managed accounts of Subadvisers) and the partnerships in which the Master Fund invests.

      Investment Funds that are classified as corporations for federal income tax purposes and are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income. In general, the Master Fund will recognize taxable gain or loss when it disposes of stock in such a corporate Investment Fund. Moreover, such a corporate Investment Fund will likely be treated as a "passive foreign investment company," in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the Investment Fund, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held. The deferred tax charge will not apply if the Master Fund elects to recognize its allocable share of the corporate Investment Fund's income and gain annually. The Master Fund generally intends to make such an election when and to the extent available, but no assurances can be given that such election will be available or that, if available the Master Fund will make such election.

TAXATION OF MEMBERS

      Each Member will be required to report on its federal income tax return, and will be taxed upon, its allocable share of each item of the Fund's income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member's taxable year. See "--Allocations of Income, Gain, Loss and Deduction" below. Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly. Members must report these items regardless of the extent to which, or whether, they receive cash distributions from the Fund for such taxable year. Moreover, investments in certain securities, such as original issue discount obligations, market discount obligations, Section 1256 Contracts (as defined below), preferred stock with redemption or repayment premiums, or stock of certain types of foreign corporations, such as a "controlled foreign corporation," "foreign personal holding company" or "passive foreign investment company," could cause the Fund, and consequently the Members, to recognize taxable income without the Fund or the Members receiving any related cash distribution. See "--Tax Treatment of Fund Investments--In General" and "--Tax Treatment of Fund Investments--'Phantom Income' from Investments" below. An investment in a "passive foreign investment company" could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on income and gain that is treated as having been deferred. In addition, because the net profits or net losses of the Fund that are allocated to a Member's capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member's share of the taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member's capital account for that year.

      FOR THE REASONS DESCRIBED ABOVE AND BECAUSE, AMONG OTHER THINGS, THE FUND IS NOT GENERALLY OBLIGATED, AND DOES NOT INTEND, TO MAKE DISTRIBUTIONS, MEMBERS MAY RECOGNIZE
SUBSTANTIAL AMOUNTS OF TAXABLE INCOME IN EACH YEAR, THE TAXES ON WHICH ARE FAR IN EXCESS OF ANY DISTRIBUTIONS FROM THE FUND.

      Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from the Investment Funds. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. MEMBERS SHOULD THEREFORE EXPECT TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR INCOME TAX RETURNS AT THE FEDERAL, STATE AND LOCAL LEVEL.

      The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items. The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interests of the Members. In certain cases, it is possible that the election would have an adverse effect on the Members.

TAX-EXEMPT INVESTORS

      Because the Fund, the Master Fund and the Investment Funds may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable as unrelated business taxable income ("UBTI") to tax-exempt investors who invest directly in the Fund, or indirectly through a partnership or other pass-through entity. In addition, a tax-exempt investor may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund may result in UBTI, even if such investments are not debt financed.

      An individual retirement account may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI. To file an income tax return, an individual retirement account may need to obtain a taxpayer identification number. The Fund is not designed for investment by charitable remainder trusts ("CRUTs") and, therefore, an investment in the Fund will not be appropriate for CRUTs. A title-holding company will not be exempt from tax if it has certain types of UBTI, and the charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI. Additional tax considerations may also be applicable to private foundations and private operating foundations.

      Prospective investors that are individual retirement accounts, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

DISTRIBUTIONS TO A WITHDRAWING MEMBER

In General

      Subject to Section 751 of the Code (as discussed below), distributions to a Member by the Fund, other than in liquidation of the Member's interest in the Fund, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member's adjusted tax basis for its interest in the Fund. Any such gain recognized will generally be treated as capital gain.

      On the complete liquidation of a Member's interest in the Fund, a Member that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and such Member's adjusted tax basis for its interest in the Fund. If a Member receives cash and other property, or only other property, it will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of its interest in the Fund. Any gain or loss recognized will generally be treated as capital gain or loss.

      Under Section 751 of the Code, if a Member's Units are repurchased in whole or in part, a portion of the cash or other property received in the repurchase will generally be considered received in exchange for such Units' allocable share of the "unrealized receivables" (as defined under
Section 751(c) of the Code) of the Fund and the Member will generally recognize ordinary income or loss equal to the repurchased Units' share of any appreciation or depreciation (measured by the difference in fair market value and tax basis) in respect of such unrealized receivables. For these purposes, accrued but untaxed market discount, if any, on debt securities held by the Fund will be treated as an unrealized receivable.

      The LLC Agreement provides that the Fund may, in its sole discretion, specially allocate items of Fund income and gain or loss and deduction (including short-term capital gain or loss) for a taxable year to a Member whose Units are fully repurchased in the taxable year (or will be fully repurchased as of the first day of the next taxable year), to the extent its book capital account does not equal its adjusted tax basis in its Units at the time of the repurchase, in the Fund's sole discretion, without taking into account any adjustment to the tax basis of the Units resulting from any transfer prior to such repurchase. Such a special allocation is intended to equalize a completely withdrawing Member's economic and tax basis in its Units, and may result in the Member recognizing additional income and gain or loss and deduction (including short-term capital gain or loss) in the Member's last taxable year in the Fund, or the taxable year immediately preceding the Member's last taxable year in the Fund, in the case of a Member whose Units are fully repurchased as of the first day of a taxable year, thereby reducing the amount of capital gain or capital loss recognized by the Member on such repurchase.

Distributions of Property

      A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under
Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of Section 731(c) of the Code. The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

ALLOCATIONS OF INCOME, GAIN, LOSS AND DEDUCTION

      Under the LLC Agreement, the appreciation or depreciation of the net assets of the Fund are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes. The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for federal income tax purposes for each taxable year generally are to be allocated for federal income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amount of appreciation or depreciation of the net assets of the Fund allocated to each Member's capital account for the current and prior taxable years.

      As discussed above, the Fund may, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction for a taxable year to a Member whose Units are fully repurchased in the taxable year (or will be fully repurchased as of the first day of the next taxable year) to the extent its book capital account is not equal to its adjusted tax basis in its Units at the time of the repurchase. If the Fund specially allocates items of Fund taxable loss and deduction to a withdrawing Member, the Fund's taxable income and gain allocable to the remaining Members will be increased. There can be no assurance that, if the Fund makes such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund's items of income and gain or loss and deduction allocable to the remaining Members will be increased. If the Fund does not specially allocate items of Fund taxable income and gain to a withdrawing Member, the Fund's income and gain allocable to the remaining Members will be increased.

TAX TREATMENT OF FUND INVESTMENTS

In General

      Subject to the treatment of certain transactions and the mark-to-market election described below, the Fund expects that its gains and losses from securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position was held and, in some cases, upon the nature of the transaction. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain futures contracts, certain foreign currency forward contracts and certain option contracts may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

      In  view  of the  flexibility  afforded  to  the  Fund,
turnover of the Fund's investments may be greater than that of other similar investment vehicles. As a consequence, the Members may recognize greater amounts of gains in any given taxable year which, in the case of non-corporate Members, may constitute short-term capital gains subject to tax at ordinary income tax rates. Moreover, the Fund may make investments through the use of derivative contracts such as swaps that may involve payments that would give rise to ordinary income or expense rather than be taken into account in computing gains and losses. In respect of any such expenses, see "--Deductibility of Fund Investment Expenditures" below.

      Additionally, the Fund will recognize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts occurred in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of a market discount obligation, the Fund generally would be required to treat gain recognized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund or, alternatively, if a certain election is made, market discount generally would be included in income currently, as interest income, as the market discount accrues during such period. The Fund may recognize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Gain and loss on foreign currencies and on debt instruments, receivables and liabilities that are denominated in a foreign currency and that result from fluctuations in exchange rates, will also generally constitute ordinary income and loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income. Under Section 1256 of the Code, certain futures contracts, certain foreign currency forward contracts and certain option contracts ("Section 1256 Contracts") must be marked to market annually, and any gain or loss thereon, generally, is characterized as short-term capital gain or loss to the extent of 40% thereof and as long-term capital gain or loss to the extent of 60% thereof.

"Phantom Income" from Investments

      Pursuant to various "anti-deferral" provisions of the Code (the "controlled foreign corporation," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize income and gain prior to the Fund's receipt of distributable proceeds, (ii) pay a deferred tax and interest charge on income and gain that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Mark-to-Market Accounting Election

      Each of the Fund, the Master Fund and the Investment Funds generally may, in its sole discretion, elect for federal income tax purposes to use the mark-to-market accounting method for the securities and commodities which it holds as a trader. Under the mark-to-market accounting method, an electing fund would mark the value of each of these securities and commodities to its fair market value at the end of each taxable year and would recognize gain or loss as if it had sold each of these securities and commodities for an amount equal to its fair market value at such time. Moreover, gain or loss recognized by an electing fund as a result of marking to market these securities and commodities, as well as a result of any dispositions of these securities and commodities, would be treated as ordinary income or loss, rather than capital gain or loss.

DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES

      Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a partner's allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer's adjusted gross income. Moreover, expenses which are miscellaneous itemized deductions are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability. The foregoing limitations on deductibility do not apply to deductions attributable to a trade or business. The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

      At the end of each taxable year, the Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions. The Adviser, in the case of the Master Fund, and the manager or other authorized person, in the case of each Investment Fund classified as a partnership for federal income tax purposes, will make this determination for the applicable entity. There can be no assurance that the Service will agree with such determinations.

      Operating expenses of the Fund, including the Investment Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Fund, including amounts paid in respect of certain swaps and other derivative contracts, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized. Moreover, syndication expenses of the Fund (including expenses attributable to the issuing and marketing of Units), which are required to be capitalized for U.S.
federal income tax purposes, are not amortizable for tax purposes.

      No deduction is allowed for any sales charge paid by a Member to acquire Units; instead, any such fees will be included in the Member's adjusted tax basis for its Units.

      Under Section 163(d) of the Code, "investment interest" expense of a non-corporate taxpayer (including in the case of a partner its allocable share of any such expense incurred by a partnership) is deductible only to the extent of such taxpayer's "net investment income" (including in the case of a partner its allocable share of any net investment income of a partnership). For this purpose, net investment income does not include any long-term capital gain and dividends taxable at capital gain rates unless the Member elects to pay tax on such amounts at ordinary income tax rates. Interest expense incurred by the Fund should constitute "investment interest" and accordingly may be subject to the foregoing limitation.

LOSSES

      A Member may deduct its allocable share of the Fund's losses only to the extent of such Member's adjusted tax basis for its Units in the Fund. Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE
ACTIVITIES

      The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to temporary Treasury Regulations issued by the Treasury Department, income or loss from securities and commodities trading (including trading in foreign currencies) or investing activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain.

TAX ELECTIONS; RETURNS; AUDITS

      The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property (including cash) to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. The Fund, in its sole discretion, may make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Fund presently does not intend to make such election. As a result of recently enacted legislation, these optional basis adjustments are mandatory upon distributions of partnership property and transfers of partnership interests under certain circumstances. The Fund may incur additional expenses for the reasons discussed above as a result of making any mandatory basis adjustments.

      The Fund decides how to report the tax items on its information returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Members. HFS, who is designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX RETURN DISCLOSURE AND INVESTOR LIST REQUIREMENTS

      Treasury Regulations directed at tax shelter activity require persons filing U.S. federal income tax returns to disclose certain information on IRS Form 8886 if they participate in a "reportable transaction." A transaction will be a "reportable transaction" if it is described in any of several categories of transactions, which include transactions that result in the incurrence of a loss or losses exceeding certain thresholds, that result in the existence of significant book-tax differences or that, in certain circumstances, are offered under conditions of confidentiality. The Service has issued Revenue Procedures that may exempt many of the Fund's transactions from the loss and book-tax difference categories of reportable transactions. Nevertheless, Members may have disclosure obligations with respect to their indirect participation in reportable transactions through their investment in the Fund, particularly in respect of losses on certain foreign currency transactions. The Fund shall use reasonable efforts to provide any information needed by a Member to satisfy such disclosure obligations. In addition, a Member may have disclosure obligations with respect to its interest in the Fund if the Member engages in a reportable transaction  with  respect  to  its  interest  in  the  Fund.
Members should consult with their own tax advisors concerning such possible disclosure obligations. Moreover, Members should be aware that if the Fund engages in any "reportable transactions," the Fund itself would be obligated to disclose these transactions to the Service, and the Fund's advisers might be required to also disclose these transactions to the Service and to provide a list of investors to the Service if the Service so requests.
Recently enacted legislation imposes significant penalties for failure to comply with these disclosure requirements.

STATE AND LOCAL TAXES

      Prospective investors should also consider the potential state and local tax consequences of an investment in the Fund. In addition to being taxed in its own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund, the Master Fund or the Investment Funds that are treated as partnerships operate. The Fund may be required to withhold state and local taxes on behalf of the Members. Any amount withheld generally will be treated as a distribution to each particular Member. However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the nonresident jurisdictions. Further, the Fund, the Master Fund and the Investment Funds may be subject to state and/or local taxes.

NEW JERSEY TAXES

      HFS has a place of business and office in Princeton, New Jersey. Ernst & Young LLP has provided the Fund the following advice concerning New Jersey's tax treatment of the Fund and the Members.

The Fund

      In general, an entity that is classified as a partnership for federal income tax purposes is subject to New Jersey tax on its income from New Jersey sources that is allocable to its partners that are nonresident corporations (excluding tax-exempt corporations), partnerships, individuals, estates and trusts. The tax is imposed at a rate of 6.37% with respect to New Jersey source income allocated to partners that are individuals, estates and trusts and 9% with respect to New Jersey source income allocated to partners that are partnerships and corporations. The tax is allocated to the partners and the partners are able to claim credit for this tax when computing their New Jersey tax liability.

      However, a qualified investment partnership is not subject to New Jersey income tax. A qualified investment partnership is a partnership that derives at least 90% of its gross income from the purchase and sale of securities or commodities and is not a "dealer" in securities within the meaning of Section 1236 of the Code. In addition, a qualified investment partnership must have at least 11 partners and no single partner may own more than a 50% interest in the partnership. The Fund intends to operate in a manner such that it will be classified as a qualified investment partnership under the New Jersey Tax Law and therefore, it will not be subject to tax in New Jersey if it has New Jersey source income. Nonetheless, since the exemption depends upon future facts, there is no guarantee that the Fund will be classified as a qualified investment partnership and New Jersey income tax may apply.

      In addition to the income tax discussed above, New Jersey imposes an annual filing fee on partnerships with New Jersey source income. The amount of the fee is $150 per partner up to a maximum amount of $250,000. For each partner not present in New Jersey, the fee will be prorated based on the portion of the Fund's activities in New Jersey. As the Adviser will have operations in New Jersey and the Master Fund may invest in Investment Funds treated as partnerships that generate New Jersey source income, the filing fee may be imposed on the Fund. The filing fee may also be imposed on the Master Fund and any Investment Fund that has operations in New Jersey.

The Members

      Members who are individuals and are residents of New Jersey will be subject to tax on their distributive share of the Fund's income. Members who are individuals and are nonresidents of New Jersey will not be subject to New Jersey tax if the activities of the Fund, the Master Fund and the Investment Funds are restricted to the purchase, holding and sale of securities for their own account.

      As a result of recent amendments to the New Jersey Tax Law, taxpayers include every corporation that derives income from sources in New Jersey. Therefore, a corporate Member may be subject to New Jersey tax as a result of owning Units in the Fund.

POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS
REGARDING THE STATE AND LOCAL TAX CONSEQUENCES OF AN
INVESTMENT IN THE FUND.

FOREIGN TAXATION

      In general, the manner in which the Fund and its income will be subject to taxation in the various countries in which it conducts investment activities will depend on whether the Fund is treated as having a trade or business in the particular country. Although the Fund will endeavor, to the extent consistent with achieving its management and investment objectives, to minimize the risk that it is treated as engaged in a trade or business in a particular country that might result in significant taxation, no assurance can be provided in this regard.

      It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where it purchases and sells securities and other instruments. Tax treaties between certain countries and the United States, if applicable, may reduce or eliminate such taxes. However, in certain circumstances, it may not be administratively feasible to claim such benefits and the Board shall have sole discretion as to whether the Fund will apply for benefits on behalf of itself or the Members under any tax treaty. It is impossible to predict the rate of foreign tax the Fund will pay in advance because the amount of the Fund's assets to be invested in various countries, and the ability of the Fund to reduce such taxes, is not known.

      The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their federal income taxes.

      THE TAX AND OTHER MATTERS  DESCRIBED IN THIS PROSPECTUS
DO NOT  CONSTITUTE,  AND SHOULD NOT BE  CONSIDERED  AS, LEGAL
OR TAX ADVICE TO PROSPECTIVE INVESTORS.

                    ERISA CONSIDERATIONS

      The U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans to which ERISA applies, certain other plans (such as individual retirement accounts and Keogh plans) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, "Plans") and those persons who are fiduciaries with respect to such Plans. In accordance with ERISA's general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See "CERTAIN TAX CONSIDERATIONS."

      Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan ("parties in interest" within the meaning of
ERISA and  "disqualified  persons"  within the meaning of the
Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans' investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund or Master Fund, and, as a result, one or more of such entities may be deemed to be a "party in interest" or "disqualified person" with respect to (including a fiduciary of) any such prospective Plan investor.

      Because   the  Fund  and  Master   Fund  will  each  be
registered  as an  investment  company  under the  Investment
Company Act, the assets of the Fund and Master Fund will not be deemed to constitute Plan assets.

      The availability of a prohibited transaction exemption issued by the U.S. Department of Labor to a transaction involving the Fund and Master Fund does not necessarily mean that all related requirements of ERISA or the Code are met with respect to the Fund and Master Fund and their operations or the Adviser and its functions.

      Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

      THE FUND'S SALE OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, GOLDMAN, SACHS & CO. OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE UNITS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

      BY ITS PURCHASE OF THE UNITS BY A PLAN, EACH OF THE PLAN INTEREST HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) THE INVESTMENT BY SUCH PLAN INTEREST HOLDER IN THE FUND IS PRUDENT FOR THE PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA, THE CODE, OTHER APPLICABLE LAW AND THE GOVERNING PLAN DOCUMENTS, (C) NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, (D) NO ADVICE PROVIDED BY GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY SUCH PLAN INTEREST HOLDER IN CONNECTION WITH SUCH PURCHASE AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE INTEREST WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

                     ELIGIBLE INVESTORS

      Each prospective investor in the Fund will be required to certify that it is a U.S. person for federal income tax purposes and a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. A "qualified client" is, among other categories, (i) a natural person or company (other than an investment company) that represents that it has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) a person who has at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) a person who is a "qualified purchaser" as defined by the Investment Company
Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. Investors who meet such qualifications are referred to in this Prospectus as "Eligible Investors." The qualifications required to invest in the Fund will appear in an investor certification that must be completed by each prospective investor. The investor  certification  is  contained  in Appendix A of this
Prospectus. Existing Members who wish to request to purchase additional Units will be required to qualify as "Eligible Investors" and to complete an additional investor certification prior to the additional purchase. An investment in the Fund is not appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

                      PURCHASING UNITS

PURCHASE TERMS

      The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. The purchase price of Units sold on the Initial Closing Date will be $100 per Unit and thereafter the purchase price for Units will be based on the NAV per Unit as of the date such Units are purchased. Fractions of Units will be issued to one ten-thousandth of a Unit.

      Subsequent to the initial public offering of the Fund, Units will generally be offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Units at any time, including, without limitation, in the event that the Master Fund has suspended or terminated offerings of Master Fund Interests.

      Except as  otherwise  permitted  by the Board,  initial
and subsequent purchases of Units will be payable in cash. Each initial or subsequent purchase of Units will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase. A prospective investor must submit a completed investor certification before the acceptance date set by the Fund. The Fund reserves the right, in its sole discretion, to reject any subscription to purchase Units in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received.

      Pending the closing of the initial public offering or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with SEI Investments Global Funds Services, the Fund's escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted, including any interest earned by such investor, will be invested in the Fund on behalf of such investor.

THE DISTRIBUTOR

      Goldman, Sachs & Co., located at 85 Broad Street, New York, New York 10004, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a distribution services agreement ("Distribution Agreement") between the Fund and the Distributor. The Distributor is offering the Units during an initial public offering period that is scheduled to terminate on
[           ],  2005.  Investors  generally  will be required
to hold their Units through the Distributor or through a broker or dealer that has entered into a selling agreement with the Distributor. The Distributor is also responsible for selecting brokers and dealers in connection with the offering of Units and for negotiating the terms of any such arrangements. The Distributor is an affiliate of HFS and it also serves as the Master Fund's placement agent.

      Neither the Distributor nor any other party is obligated to buy from the Fund any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial public offering or any subsequent offering. In addition, the Distributor does not intend to make a market in the Units.

      Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Units. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

SALES CHARGE

      Investments in the Fund may be subject to a sales charge of up to 3.00% by the Distributor. The sales charge will be in addition to each Member's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund. No sales charge is expected to be charged with respect to investments by HFS and its affiliates, and their respective directors, principals, officers and employees.

   ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT

      An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix C to this Prospectus. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and
conditions.   The  following  is  a  summary  description  of
additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement. In addition, except as indicated below, the Master Fund LLC Agreement generally contains provisions that are substantially similar to the provisions described herein.

MEMBERS; ADDITIONAL CLASSES OF UNITS

      Persons who purchase Units will be Members of the Fund. HFS may also invest in the Fund as a Member.

      In addition, to the extent permitted by the Investment Company Act, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Prospectus.

LIABILITY OF MEMBERS

      Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member, or the Board may reduce any amount payable by the Fund to a Member in respect of a redemption of Units, in accordance with the LLC Agreement in certain circumstances. See "REPURCHASES OF UNITS--Periodic Repurchases" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves."

LIMITATION OF LIABILITY; INDEMNIFICATION

      The LLC Agreement provides that the members and former members of the Board, officers and former officers of the Fund, and HFS (as well as certain of its affiliates, among others), shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such, or otherwise in connection with the LLC Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board, officers and former officers of the Fund, and HFS (as well as certain of its affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund, HFS (as well as certain of its affiliates, among others), for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

POWER OF ATTORNEY

      In subscribing for Units, a Member will appoint HFS as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in the investor certification, is a special power of attorney and is coupled with an interest in favor of HFS and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member's Units, except that when the transferee of the Units or portion of the Units has been approved by the Fund for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a repurchase of Units or otherwise, the power of attorney given by the transferor will terminate.

AMENDMENT OF THE LLC AGREEMENT

      The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Members unless the approval of Members is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Member materially adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

TERM, DISSOLUTION, AND LIQUIDATION

      The Fund shall be dissolved:

      (1) upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

      (2) if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period); provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period; or

(3)  as required by operation of law.

      Upon the occurrence of any event of dissolution, one or more members of the Board or HFS, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or HFS to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.

      Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund's assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

      The Board may, in its sole discretion, and if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Members.

                     REPORTS TO MEMBERS

      Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from Investment Funds by the Master Fund. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. MEMBERS SHOULD THEREFORE EXPECT TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR INCOME TAX RETURNS AT THE FEDERAL, STATE AND LOCAL LEVEL.

      The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund's operations each quarter.

                         FISCAL YEAR

      For accounting purposes, the Fund's fiscal year is the 12-month period ending on December 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

                ACCOUNTANTS AND LEGAL COUNSEL

      The Board has selected Ernst & Young LLP as the independent public accountants of the Fund. Ernst & Young LLP also serves as the independent public accountants of the Master Fund. Ernst & Young LLP's principal business address is located at 5 Times Square, New York, NY 10036.

      Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004, serves as special legal counsel to the Fund and the Master Fund, and also serves as legal counsel to HFS, the Distributor and certain of their affiliates. Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund, the Independent Managers and the Master Fund.

                          INQUIRIES

      Inquires concerning the Fund and the Units (including procedures for purchasing Units) should be directed to:

                    Goldman, Sachs & Co.

                   32 Old Slip, 19th Floor

                  New York, New York 10005

                Attention: Bradford Williams

                       1-212-357-1649

                  TABLE OF CONTENTS OF SAI

                                                         Page

INVESTMENT POLICIES AND PRACTICES.........................  1

FUNDAMENTAL POLICIES......................................  1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE
      MASTER FUND AND THE INVESTMENT FUNDS AND RELATED
      RISKS...............................................  3

BOARDS OF MANAGERS AND OFFICERS........................... 18

CODES OF ETHICS........................................... 27

INVESTMENT MANAGEMENT AND OTHER SERVICES.................. 27

BROKERAGE................................................. 32

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      AND LEGAL COUNSEL................................... 33

CUSTODIAN AND ADMINISTRATOR............................... 33

DISTRIBUTOR............................................... 34

PROXY VOTING POLICIES AND PROCEDURES...................... 35

PERFORMANCE INFORMATION................................... 37

FINANCIAL STATEMENTS...................................... 39

APPENDIX A - ISS PROXY VOTING GUIDELINES SUMMARY..........A-1






                             A-5

                         APPENDIX A

                   INVESTOR CERTIFICATION

(A) I hereby certify to Goldman Sachs Hedge Fund Partners Registered Fund, LLC (the "Fund") that I am: (1) a natural person, who either individually or together with my spouse has a "net worth" in excess of $1.5 million (the "Net Worth Requirement"); (2) a natural person, corporation, partnership, association, joint-stock company, trust or Company (as defined in 202(a)(5)) or other organization who has at least $750,000 under the management of Goldman Sachs Hedge Fund Strategies LLC (the "Adviser"), the investment adviser of Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, including any amount invested in the Fund; (3) an irrevocable trust that meets the Net Worth Requirement; (4) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (5) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (6) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (7) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (8) an entity referred to in clause 6(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

      As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (1) cost, including the cost of improvements, net of current encumbrances upon the property, or (2) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

(B) I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

(C) I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "REPURCHASES OF UNITS" and "TRANSFERS OF
UNITS" sections in the prospectus.

(D) I hereby represent that I am a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code") (e.g., a U.S. citizen; a U.S. resident alien; a corporation or partnership created or organized in the United States or under the law of the United States or any state; a trust where (i) a U.S. court is able to exercise primary jurisdiction over the trust and
(ii) one or more U.S. persons have the authority to control all substantial decisions of the trust; and an estate that is subject to U.S. tax on its worldwide income from all sources), and I presently have no plan or intention of ceasing to be a U.S. Person. I shall promptly notify the Adviser if any of the representations in this Section D cease to be true and accurate.

(E) I hereby represent and agree that I am not and will not become an investment trust within the meaning of Treasury Regulation Section 301.7701-4(c). Further, if I am treated for U.S. federal income tax purposes as a grantor trust under Sections 671-679 of the Code, or a "disregarded entity" within the meaning of Treasury Regulation Section 301.7701-2(c), I represent and agree that the federal tax owner of my interest in the Fund shall be subject to the transfer restrictions with respect to my interest in the Fund, as set forth in the prospectus and the Fund's Limited Liability Company Agreement (the "LLC Agreement"), as if the federal tax owner had owned my interest in the Fund directly. For this purposes, without limitation, a transfer by the federal tax owner of its interest in the grantor trust or disregarded entity and a change in the federal tax status of the grantor trust or disregarded entity, which is treated as a transfer for federal income tax purposes of the assets of the grantor trust or disregarded entity, are transfers of an interest in the Fund that are subject to the restrictions on transfers of interests in the Fund and are prohibited, except as set forth in the prospectus and the LLC Agreement.

(F) (1) If I am a fiduciary executing this investor certification on behalf of a Plan, I represent and warrant that I have considered a number of factors with respect to the Plan's investment in the Fund and have determined that, in view of such considerations, the purchase of the interests in the Fund is consistent with my fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The factors I considered have included, but have not been limited to:
(i) the role such investment or investment course of action plays in that portion of the portfolio that I manage; (ii) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio that I manage to further the Plan's purposes, taking into account both the risk of loss and the opportunity for gain that could result therefrom; (iii) the composition of that portion of the portfolio that I manage with regard to diversification; (iv) the liquidity and current rate of return of that portion of the portfolio that I manage relative to the Plan's anticipated cash flow requirements; (v) the projected return of that portion of the portfolio that I manage relative to the Plan's funding objectives; and (vi) the risks associated with an investment in the Fund.

      (2) I further represent and warrant that neither the Adviser nor any of its affiliates (including, without limitation, The Goldman Sachs Group, Inc. and Goldman, Sachs & Co.) has acted as a fiduciary under ERISA with respect to the purchase, holding or disposition of the interests in the Fund, and that no advice provided by the Adviser or any of its affiliates (including, without limitation, The Goldman Sachs Group, Inc. and Goldman, Sachs & Co.) has formed a basis for any investment decision by the Plan or me in connection with such purchase, holding or disposition.

      (3) I further represent and warrant that the Plan's purchase of the interests in the Fund does not, and will not (to the best of the Plan's knowledge and assuming compliance by the Fund with its governing agreements), result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or in the case of any governmental plan, any federal, state or local law that is substantially similar).

(G) In connection with the Fund's efforts to comply with applicable laws concerning money laundering and related activities, I represent, warrant and agree that:

      (1) I am not (nor is any person or entity controlled by, controlling or under common control with me, or any of my beneficial owners) any of the following:

           (i) A senior foreign political figure, which means a current or former senior official in the executive, legislative, administrative, military, or judicial branches of a foreign government (whether or not elected), a senior official of a major foreign political party, or a senior executive of a foreign government-owned commercial enterprise. This restriction on senior foreign political figures also applies to any immediate family member of such figure (a spouse, parent, sibling, child, or a spouse's parent or sibling) or close associate of such figure (a person who is publicly known to maintain, or who actually maintains, a close personal or professional relationship with such individual).

           (ii) A person or entity listed in the Annex to Executive Order 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov).

           (iii)Named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov) under "OFAC/SDN List."

           (iv) A person or entity resident in, or whose subscription funds are transferred from or through an account in, a foreign country or territory (a "Non-Cooperative Jurisdiction") that has been designated as non-cooperative with anti-money laundering principles or procedures by an intergovernmental group of which the United States is a member, and with which designation the U.S. representative concurs. Such intergovernmental groups include the Financial Action Task Force on Money Laundering
(FATF). The current list of FATF's Non-Cooperative Jurisdictions is posted on the FATF website (http://www1.oecd.org/fatf).

           (v) A person or entity resident in, or in the case of an entity organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the U.S. Treasury under Sections 311 or 312 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and the regulations promulgated thereunder as warranting special measures due to money laundering concerns. For updates, see the website of the U.S. Department of Treasury (http://www.treas.gov).

           (vi) A foreign shell bank, which is a foreign bank that does not have a physical presence in any country. The term "foreign shell bank" does not include any bank that (A) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, and (B) is subject to supervision by a banking authority in the country regulating the affiliated depository institution, credit union, or foreign bank described in (A) above).

(2)  No  consideration   that  I  have  contributed  or  will
contribute to the Fund:

           (i)  Shall   originate  from,  nor  will  they  be
routed through, a foreign shell bank or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

           (ii) Has  been  or  shall  be  derived   from,  or
related to, any activity that is deemed  criminal  under U.S.
law.

           (iii)Shall cause the Fund or the Adviser to be in violation of the U.S. Bank Secrecy Act, the U.S. Money Laundering Control Act of 1986 or the U.S. International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

      (3) I understand and agree that if at any time it is discovered that any of the representations in this Section G are incorrect, or if otherwise required by applicable law related to money laundering and similar activities, the Fund may, in its sole discretion and notwithstanding anything to the contrary in the LLC Agreement, undertake appropriate actions to ensure compliance with applicable law, including but not limited to freezing, segregating or redeeming my subscription in the Fund.

      (4) I further understand that the Fund or the Adviser may release confidential information about me and, if applicable, any underlying beneficial ownership, to proper authorities if the Fund, in its sole discretion, determines that it is in the best interests of the Fund in light of applicable law concerning money laundering and similar activities.

      (5) I agree to provide to the Fund any additional information that the Fund deems necessary or appropriate to ensure compliance with all applicable laws concerning money laundering and similar activities. I shall promptly notify the Adviser if any of the representations in this Section G cease to be true and accurate.

(H) I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify the Adviser and its affiliates, and their respective directors, trustees, managers, members, shareholders, partners, officers, and employees and hold each of them harmless from any liability that they may incur as a result of this certification being untrue in any respect.

      By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the LLC Agreement, including its Power of Attorney provisions, a form of which is set forth in Appendix C to the prospectus. I have read the LLC Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Signed:

By:
   ---------------------------
---------------------------
     Name:                         Date


                             B-7

                         APPENDIX B

            PRIOR PERFORMANCE OF SIMILAR ACCOUNTS


      The Adviser is the investment adviser to several private investment vehicles (the "Private Funds") that have substantially similar investment objectives and policies and utilize substantially similar strategies to the Fund and the Master Fund. The personnel of the Adviser who will be responsible for managing the investment portfolio of the Master Fund also manage the investment portfolios of the Private Funds.

      In determining how to allocate a particular investment opportunity among the Master Fund and the Private Funds, the Adviser will consider a variety of factors that the Adviser deems relevant. Because these considerations may differ for the Master Fund and the Private Funds in the context of any particular investment opportunity and because certain investment opportunities may not be available to either the Master Fund or one or more of the Private Funds for various reasons, the investment activities and future investment performance of the Master Fund and the Private Funds will differ. Certain of the factors that the Adviser will consider in making such allocations are described under "CONFLICTS OF INTEREST" in the Prospectus. Other factors may also cause the future investment performance of the Master Fund and the Private Funds to differ.

      The following table sets forth the performance records of the Private Funds since their inception for the periods indicated, adjusted to show the performance net of the Fund's fees, estimated expenses and charges (including a sales charge of 3.00%). The table also sets forth such performance records net of such expenses and charges other than the 3.00% sales charge. Such performance reflects the reinvestment of dividends and other earnings, if any. The table does not reflect the investment performance of the Fund or the Master Fund and should not be considered as an indication of future performance of the Fund or the Master Fund or as a substitute for the Fund's or the Master Fund's performance. In addition, future investments of the Fund and the Master Fund will be made under different economic conditions and in different economic cycles which will result in differences among the future performance of the Fund and the Master Fund and the past performance of the Private Funds. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

      Prospective investors should recognize that there are certain differences between the investment policies of the Fund and the Master Fund, on one hand, and the Private Funds, on the other hand, and that the fees, expenses and incentive allocations, if any, of the Private Funds differ from those of the Fund. Unlike the Fund and the Master Fund, the Private Funds are not subject to certain investment limitations imposed by applicable securities laws, which, if applicable, may have adversely affected the Private Funds' performance. For example, certain of the
Private Funds have in the past invested, and may in the future invest, a substantial portion of their assets in accounts or entities managed by investment managers which are established solely for the purpose of investment by the Private Funds and other entities or accounts managed by the Adviser, and the Fund and the Master Fund will be prohibited from investing in such accounts or vehicles. Therefore, future performance of the Fund and the Master
Fund will differ from that of the Private Funds. The Adviser is the investment adviser to other funds and accounts which do not have investment programs similar to that of the Fund and the Master Fund and, therefore, the performance information set forth in the table below does not provide any indication of the overall performance of the Adviser. However, the foregoing differences between the Private Funds and the Fund and the Master Fund do not alter the conclusion that the Private Funds have substantially similar investment objectives and policies and utilize substantially similar strategies to the Fund and the Master Fund.

      THE FOLLOWING  TABLE MUST BE READ IN  CONJUNCTION  WITH
THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

             PRIVATE FUND 1:

                Pro Forma Net Monthly Return (1), (2)
---------------------------------------------------------------------------
       With                       With                       With  Without
         3%      Without           3%     Without           Sales    3%
       Sales     Sales            Sales     Sales           Charge  Sales
       Charge(3) Charge         Charge(3)  Charge            (3)    Charge
       --------- ------         --------- -------           ------  -------
Aug-03: -3.05%   -0.05%  Mar-04:  0.02%    0.02%  Oct-04:   0.74%    0.74%
Sep-03:  1.18%    1.18%  Apr-04: -1.11%   -1.11%  Nov-04:   2.61%    2.61%
Oct-03:  1.86%    1.86%  May-04: -0.72%   -0.72%  Dec-04:   0.94%    0.94%
Nov-03:  0.23%    0.23%  Jun-04: -0.44%   -0.44%  Jan-05:  -0.77%   -0.77%
Dec-03:  1.48%    1.48%  Jul-04: -0.81%   -0.81%  Feb-05:   0.94%    0.94%
Jan-04:  1.33%    1.33%  Aug-04: -0.48%   -0.48%
Feb-04:  1.46%    1.46%  Sep-04:  0.28%    0.28%


 Pro Forma Average Net Annual Return
 Through February 28, 2005 (1), (2), (4)
---------------------------------------
                   With 3%   Without
                    Sales     Sales
                   Charge (3) Charge
                   ---------- ------

For   the    Prior  -1.86%     1.14%
One-Year Period

Since    Inception   3.54%     5.56%
(8/1/03)


             PRIVATE FUND 2:

                Pro Forma Net Monthly Return (1), (2)
---------------------------------------------------------------------------
       With                       With                      With 3%
         3%      Without           3%     Without           Sales   Without
       Sales     Sales            Sales     Sales           Charge  Sales
       Charge(3) Charge         Charge(3)  Charge            (3)    Charge
       --------- ------         --------- -------           -------  -------
Aug-03: -3.31%  -0.31%   Mar-04:   0.04%    0.04%    Oct-04: 0.67%   0.67%
Sep-03:  1.04%   1.04%   Apr-04:  -1.25%   -1.25%    Nov-04: 2.59%   2.59%
Oct-03:  1.76%   1.76%   May-04:  -0.77%   -0.77%    Dec-04: 1.07%   1.07%
Nov-03:  0.26%   0.26%   Jun-04:  -0.39%   -0.39%    Jan-05:-0.67%  -0.67%
Dec-03:  1.29%   1.29%   Jul-04:  -0.74%   -0.74%    Feb-05: 0.98%   0.98%
Jan-04:  1.26%   1.26%   Aug-04:  -0.38%   -0.38%
Feb-04:  1.28%   1.28%   Sep-04:   0.36%    0.36%



 Pro Forma Average Net Annual Return
 Through February 28, 2005 (1), (2), (4)
----------------------------------------
                   With 3%   Without
                    Sales     Sales
                   Charge(3) Charge
                   --------- -------
For   the    Prior  -1.54%     1.46%
One-Year Period

Since    Inception   3.16%     5.17%
(8/1/03)

             PRIVATE FUND 3:

                Pro Forma Net Monthly Return (1), (2)
---------------------------------------------------------------------------
        With                      With                      With 3%
         3%      Without           3%     Without           Sales    Without
       Sales     Sales            Sales     Sales           Charge   Sales
       Charge(3) Charge         Charge(3)  Charge            (3)     Charge
       --------- ------         --------- -------           -------  -------
Feb-03: -2.49%   0.51%   Nov-03:  0.38%    0.38%    Aug-04: -0.30%  -0.30%
Mar-03: -0.27%  -0.27%   Dec-03:  1.29%    1.29%    Sep-04:  0.28%   0.28%
Apr-03:  1.31%   1.31%   Jan-04:  0.98%    0.98%    Oct-04:  0.76%   0.76%
May-03:  3.09%   3.09%   Feb-04:  1.20%    1.20%    Nov-04:  2.24%   2.24%
Jun-03: -0.32%  -0.32%   Mar-04:  0.07%    0.07%    Dec-04:  1.07%   1.07%
Jul-03: -0.86%  -0.86%   Apr-04: -0.92%   -0.92%    Jan-05: -0.40%  -0.40%
Aug-03: -0.11%  -0.11%   May-04: -0.79%   -0.79%    Feb-05:  0.81%   0.81%
Sep-03:  0.94%   0.94%   Jun-04: -0.40%   -0.40%
Oct-03:  1.56%   1.56%   Jul-04: -0.77%   -0.77%



 Pro Forma Average Net Annual Return
 Through February 28, 2005 (1), (2), (4)
---------------------------------------
                   With 3%   Without
                    Sales     Sales
                   Charge (3) Charge
                   ---------- ------
For   the    Prior  -1.39%     1.61%
One-Year Period

Since    Inception   4.00%     5.53%
(2/1/03)

             PRIVATE FUND 4:

                Pro Forma Net Monthly Return (1), (2)
-------------------------------------------------------------------------
        With                      With                    With 3%
         3%      Without           3%     Without         Sales   Without
       Sales     Sales            Sales     Sales         Charge  Sales
       Charge(3) Charge         Charge(3)  Charge          (3)    Charge
       --------- ------         --------- -------         ------- -------
Apr-02: -2.99%   0.01%   Apr-03:  0.95%    0.95%    Apr-04:-1.15%  -1.15%
May-02:  0.61%   0.61%   May-03:  2.78%    2.78%    May-04:-0.83%  -0.83%
Jun-02:  0.79%   0.79%   Jun-03: -0.06%   -0.06%    Jun-04:-0.58%  -0.58%
Jul-02: -0.28%  -0.28%   Jul-03: -1.00%   -1.00%    Jul-04:-0.86%  -0.86%
Aug-02:  0.95%   0.95%   Aug-03: -0.11%   -0.11%    Aug-04:-0.09%  -0.09%
Sep-02:  0.70%   0.70%   Sep-03:  1.33%    1.33%    Sep-04: 0.65%   0.65%
Oct-02: -1.15%  -1.15%   Oct-03:  1.58%    1.58%    Oct-04: 0.89%   0.89%
Nov-02: -0.68%  -0.68%   Nov-03:  0.23%    0.23%    Nov-04: 2.93%   2.93%
Dec-02:  2.38%   2.38%   Dec-03:  1.33%    1.33%    Dec-04: 1.09%   1.09%
Jan-03:  1.48%   1.48%   Jan-04:  0.97%    0.97%    Jan-05:-0.69%  -0.69%
Feb-03:  1.01%   1.01%   Feb-04:  1.42%    1.42%    Feb-05: 0.89%   0.89%
Mar-03: -0.85%  -0.85%   Mar-04:  0.22%    0.22%



 Pro Forma Average Net Annual Return
 Through February 28, 2005 (1), (2), (4)
---------------------------------------
                   With 3%   Without
                    Sales     Sales
                   Charge (3) Charge
                   ---------- ------
For   the    Prior  -0.57%     2.43%
One-Year Period

Since    Inception   4.76%     5.86%
(4/1/02)



             PRIVATE FUND 5:


                Pro Forma Net Monthly Return (1), (2)
-------------------------------------------------------------------------
        With                      With                    With 3%
         3%      Without           3%     Without         Sales    Without
       Sales     Sales            Sales     Sales         Charge   Sales
       Charge(3) Charge         Charge(3)  Charge          (3)     Charge
       --------- ------         --------- -------         -------  -------
Jun-02:-2.11%    0.89%   May-03:  2.87%   2.87%    Apr-04:-0.91%  -0.91%
Jul-02:-0.23%   -0.23%   Jun-03: -0.17%  -0.17%    May-04:-0.76%  -0.76%
Aug-02: 1.02%    1.02%   Jul-03: -0.89%  -0.89%    Jun-04:-0.50%  -0.50%
Sep-02: 0.82%    0.82%   Aug-03: -0.24%  -0.24%    Jul-04:-0.78%  -0.78%
Oct-02:-1.12%   -1.12%   Sep-03:  1.27%   1.27%    Aug-04:-0.14%  -0.14%
Nov-02:-0.78%   -0.78%   Oct-03:  1.36%   1.36%    Sep-04: 0.63%   0.63%
Dec-02: 2.68%    2.68%   Nov-03:  0.23%   0.23%    Oct-04: 0.88%   0.88%
Jan-03: 1.31%    1.31%   Dec-03:  1.30%   1.30%    Nov-04: 2.85%   2.85%
Feb-03: 0.81%    0.81%   Jan-04:  1.03%   1.03%    Dec-04: 1.18%   1.18%
Mar-03:-0.75%   -0.75%   Feb-04:  1.18%   1.18%    Jan-05:-0.68%  -0.68%
Apr-03: 0.80%    0.80%   Mar-04:  0.07%   0.07%    Feb-05: 0.88%   0.88%



 Pro Forma Average Net Annual Return
 Through February 28, 2005 (1), (2), (4)
---------------------------------------
                   With 3%   Without
                    Sales     Sales
                   Charge (3) Charge
                   ---------- ------
For   the    Prior  -0.32%     2.68%
One-Year Period

Since    Inception   4.78%     5.94%
(6/1/02)

             PRIVATE FUND 6:


                Pro Forma Net Monthly Return (1), (2)
-------------------------------------------------------------------------
        With                      With                   With 3%
         3%      Without           3%     Without         Sales  Without
       Sales     Sales            Sales     Sales         Charge  Sales
       Charge(3) Charge         Charge(3)  Charge          (3)    Charge
       --------- ------         --------- -------        ------- -------
May-04: -3.85%   -0.85%   Sep-04: 0.63%    0.63%    Jan-05:-0.74%  -0.74%
Jun-04: -0.24%   -0.24%   Oct-04: 0.63%    0.63%    Feb-05: 1.04%   1.04%
Jul-04: -0.70%   -0.70%   Nov-04: 2.43%    2.43%
Aug-04: -0.69%   -0.69%   Dec-04: 0.96%    0.96%



 Pro Forma Average Net Annual Return
 Through February 28, 2005 (1), (2), (4)
---------------------------------------
                   With 3%   Without
                    Sales     Sales
                   Charge (3) Charge
                   ---------- ------

Since    Inception  -0.79%     2.94%
(5/1/04)

             PRIVATE FUND 7:

                Pro Forma Net Monthly Return (1), (2)
-------------------------------------------------------------------------
        With                      With                   With 3%
         3%      Without           3%     Without         Sales  Without
       Sales     Sales            Sales     Sales         Charge  Sales
       Charge(3) Charge         Charge(3)  Charge          (3)    Charge
       --------- ------         --------- -------        -------- -------
May-04: -3.86%   -0.86%   Sep-04: 0.58%    0.58%   Jan-05:-0.51%  -0.51%
Jun-04: -0.30%   -0.30%   Oct-04: 0.58%    0.58%   Feb-05: 1.08%   1.08%
Jul-04: -0.67%   -0.67%   Nov-04: 2.09%    2.09%
Aug-04: -0.54%   -0.54%   Dec-04: 0.78%    0.78%



 Pro Forma Average Net Annual Return
 Through February 28, 2005 (1), (2), (4)
---------------------------------------
                   With 3%   Without
                    Sales     Sales
                   Charge (3) Charge
                   ---------- ------

Since    Inception  -1.05%     2.66%
(5/1/04)


                 NOTES TO PERFORMANCE INFORMATION

      The table above is based on the Private Funds' investment performance and is not the investment performance of the Fund. The information contained in the table was prepared based on the following facts and assumptions:

(1) The Private Funds have fiscal years ending December 31 and commenced operations on the first business day of the first month for which monthly performance is provided for them in the table. The performance information for the Private Funds is based on gross investment returns derived from (a) audited financial statements with respect to performance periods which are within fiscal years of the applicable Private Fund that have ended, and (b) unaudited financial statements with respect to performance periods which are within the current fiscal year of the applicable Private Fund. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2) The net returns shown above have been computed based on the gross investment performance of the respective Private Fund net of all fees and estimated expenses and charges that would have been borne by the Fund, directly or indirectly through its investment in the Master Fund, including: (i) a monthly Investment Management Fee calculated at the annual rate of 1.10% of the aggregate value of the Private Fund's net assets as of the end of each month (subject to certain adjustments); (ii) a Servicing Fee calculated at the annual rate of 0.50% of the aggregate value of the Private Fund's net assets as of the end of each month (subject to certain adjustments); and (iii) certain Other Expenses estimated at 0.75% annually, based on estimated net assets of $100 million in the Fund and $175 million in the Master Fund, including, without limitation, the Administration Fees and fees of the Custodian equal to an amount calculated at the annual rate of 0.075% of the aggregate value of the Private Fund's net assets as of the end of each month (prior to reduction for any Investment Management Fee or Servicing Fee) plus $25,000 per annum, and initial offering expenses amortized over a 12-month period beginning at the Private Fund's commencement of operations. See "SUMMARY OF FUND EXPENSES," "INVESTMENT MANAGEMENT FEE," "ADMINISTRATION," "INVESTOR AND FUND SERVICING AGENT" and "FUND AND MASTER FUND EXPENSES" in the Prospectus. In addition, the gross investment performance of the respective Private Fund is net of all fees, expenses and performance-based compensation borne directly and indirectly by such Private Fund as an investor in other investment vehicles or managed accounts. The above returns reflect the results that would have been achieved, based on the foregoing assumptions, by an investor who invested in the respective Private Fund upon its initial commencement of operations. The net returns shown above, as adjusted in the manner described herein, do not exceed the actual performance of the applicable Private Fund net of fees and expenses applicable to such Private Fund.

(3) In addition to the fees and estimated expenses and charges discussed in note 2 above, the net returns shown are net of the maximum 3.00% sales charge payable to the Distributor at the time of an investment in the Fund.

(4) The Pro Forma Average Net Annual Return represents the average net annual return to an investor in the respective Private Fund over the applicable period assuming that no distributions or redemptions occurred during such period.

                                 APPENDIX C

          GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC

                            AMENDED AND RESTATED
                    LIMITED LIABILITY COMPANY AGREEMENT

          THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Goldman Sachs Hedge Fund Partners Registered Fund, LLC (the "Fund") is dated and effective as of March 24, 2005 by and among Goldman Sachs Hedge Fund Strategies LLC as the Organizational Member, each member of the Board of Managers of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                           W I T N E S S E T H :

          WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of May 19, 2003 and filed with the Secretary of State of the State of Delaware on May 20, 2003;

          WHEREAS, the parties hereto wish to amend and restate the Limited Liability Company Agreement of the Fund dated June 9, 2004 in its entirety;

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                 ARTICLE I

                                DEFINITIONS

          For purposes of this Agreement:

          Section 1.1 "Administration Agreement" means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

          Section 1.2 "Administration Fee" means the fee paid to the Administrator for its services out of the Fund's assets.

          Section 1.3 "Administrator" means SEI Investments Global Funds Services, or any person who may hereafter, directly or indirectly, succeed or replace SEI Investments Global Funds Services as the administrator of the Fund.

          Section 1.4 "Advisers Act" means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.

          Section 1.5 "Affiliate" means "affiliated person" as such term is defined in the Investment Company Act.

          Section 1.6 "Agreement" means this Limited Liability Company Agreement, as amended or restated from time to time.

          Section 1.7 "Board of Managers" means the Board of Managers established pursuant to Section 2.6 hereof.

          Section 1.8 "Capital Account" means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.4 hereof.

          Section 1.9 "Capital Contribution" means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

          Section 1.10 "Certificate" means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

          Section 1.11 "Code" means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

          Section 1.12 "Confidential Information" shall have the meaning set forth in Section 8.11.

          Section 1.13 "Delaware Act" means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

          Section 1.14 "Distribution Agreement" means the distribution agreement entered into between the Distributor and the Fund, as amended or restated from time to time.

          Section 1.15 "Distributor" means Goldman, Sachs & Co., or any person who may hereafter, directly or indirectly, succeed or replace Goldman, Sachs & Co. as the distributor of the Fund.

          Section 1.16 "Early Repurchase Fee" shall have the meaning set forth in Section 4.4.

          Section 1.17 "Expiration Date" means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.

          Section 1.18 "Extraordinary Expenses" means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund's rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members; and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

          Section 1.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          Section 1.20 "Expense Limitation Agreement" means the expense limitation agreement, if any, entered into between the Fund and HFS, as amended or restated from time to time.

          Section 1.21 "Final  Payment" shall have the meaning set forth in
Section 4.4.

          Section 1.22 "Fiscal Year" means the period beginning on the commencement of operations of the Fund and ending on the first December 31 following such date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

          Section 1.23 "Form N-2" means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

          Section 1.24 "Fund" means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

          Section 1.25 "HFS" means Goldman Sachs Hedge Fund Strategies LLC.

          Section 1.26 "Independent Managers" means those Managers who are not "interested persons" of the Fund as such term is defined in the Investment Company Act.

          Section 1.27 "Initial Closing Date" means the first date on or as of which a Member other than the Organizational Member is admitted to the Fund.

          Section 1.28 "Initial Payment" shall have the meaning set forth in Section 4.4.

          Section 1.29 "Investment Company Act" means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          Section 1.30 "Investment Fund" means a pooled investment vehicle or registered investment company that is advised by an Investment Manager or Subadviser.

          Section 1.31 "Investment Management Agreement" means the investment management agreement entered into between the Master Fund and the investment adviser of the Master Fund, as amended or restated from time to time.

          Section 1.32 "Investor Servicing Agent" means HFS, or any person who may hereafter directly or indirectly succeed or replace HFS as the investor servicing agent of the Fund.

          Section 1.33 "Investor Servicing Agreement" means the investor servicing agreement entered into between the Investor Servicing Agent and the Fund, as amended or restated from time to time.

          Section 1.34 "Investor Servicing Fee" means the fee paid to the Investor Servicing Agent out of the Fund's assets.

          Section 1.35 "Investment Manager" means a portfolio manager to which the Fund deploys some or all of its assets either directly or indirectly through an Investment Fund that such portfolio manager manages.

          Section 1.36 "Investment Percentage" means a percentage established for each Member on the Fund's books, determined by dividing the number of Units owned by such Member by the aggregate number of Units owned by all of the Members, as adjusted for any Units issued, repurchased or redeemed.

          Section 1.37 "Losses" shall have the meaning set forth in Section
3.7.

          Section 1.38 "Manager" means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers. Each Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

          Section 1.39 "Master Fund" means Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, or any other investment fund in which, upon approval by the Board of Managers and any necessary approval of the Members pursuant to the Investment Company Act, the Fund invests all or substantially all of its assets.

          Section 1.40 "Member" means any person who shall have been admitted to the Fund as a member in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

          Section 1.41 "NAV per Unit," as of a particular date, shall be equal to the Net Assets of the Fund as of such date, divided by the number of Units then outstanding.

          Section 1.42 "Net Assets" means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

          Section 1.43 "Organizational Expenses" means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Units.

          Section 1.44 "Organizational Member" means Goldman Sachs Hedge Fund Strategies LLC.

          Section 1.45 "Person" or "person" means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

          Section 1.46 "Promissory Note" shall have the meaning set forth in Section 4.4.

          Section 1.47 "Repurchase  Date" means the day after the Valuation
Date.

          Section 1.48 "Securities" means securities (including, without limitation, equities, debt obligations, options, other "securities" as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii)
swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

          Section 1.49 "Securities Transactions" shall have the meaning set forth in Section 2.5. Section 1.50 "Subadvisers" means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member or in a similar capacity and the Fund is the sole limited partner or the only other member or has a similar interest, and those Investment Managers who manage the Fund's assets directly or through a separate managed account.

          Section 1.51 "Transfer" means the assignment, transfer, sale, encumbrance, pledge or other disposition of any Units or any beneficial or other interest in the Fund; "Transferors," "Transferees," and verbs, adverbs or adjectives such as "Transfers," "Transferred" and "Transferring," shall have correlative meanings.

          Section 1.52 "Units" means the units of membership interest in the Fund.

          Section 1.53 "Valuation Date" means the date on which the value of Units being repurchased will be determined by the Board of Managers in its sole discretion and which date shall be approximately 65 days, but in no event earlier than 60 days, after the Expiration Date.

                                ARTICLE II

           ORGANIZATION; ADMISSION OF MEMBERS; BOARD OF MANAGERS

          Section 2.1 Formation of Limited Liability Company. The Organizational Member and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

          Section 2.2 Name. The name of the Fund shall be "Goldman Sachs Hedge Fund Partners Registered Fund, LLC" or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

          Section 2.3 Principal and Registered Office. The Fund shall have its principal office at 701 Mount Lucas Road, Princeton, New Jersey 08540, or at such other place designated from time to time by the Board of Managers. The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, Delaware 19801 and, shall have the Corporation Trust Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

          Section 2.4 Duration. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section
6.1 hereof.

          Section 2.5  Business of the Fund.
                       --------------------

          (a)  The   business   of  the  Fund  is  (i)  to  invest  all  or
substantially all of its assets in the Master Fund, which, directly or through the purchase of interests in Investment Funds, purchases, sells (including short sales), invests and trades in Securities (collectively, "Securities Transactions"), (ii) upon approval by the Board of Managers and subject to any necessary approval of the Members pursuant to the Investment Company Act, to purchase interests in Investment Funds directly or engage in Securities Transactions directly, and (iii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund's objectives or business.

          (b) The Fund shall operate as a non-diversified, closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

          Section 2.6  The Board of Managers.
                       ---------------------

          (a) Prior to the Initial Closing Date, the Organizational Member may, in its sole discretion, designate and elect persons to serve as Managers on the Board of Managers. Following the effectiveness of this Agreement, each Manager shall agree to be bound by all of the terms of this Agreement applicable to Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

          (b) Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

          (c) In the event that no Manager remains, HFS (or its designee) shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

          Section 2.7 Members. The Board of Managers may admit one or more Members as of the beginning of each calendar month or at such other times as the Board of Managers may determine. A Person may be admitted to the Fund as a Member subject to the condition that (i) such Person shall have executed an appropriate signature page of this Agreement or an instrument pursuant to which such Person agrees to be bound by all the terms and provisions hereof; and (ii) the Fund shall have received cleared funds in the full amount of such Person's subscription for Units. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Units. The Board of Managers may, in its sole discretion, suspend or terminate the offering of Units at any time. The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Member that is admitted to the Fund.

          Section 2.8 Organizational Member. The initial Capital Contribution to the Fund by the Organizational Member shall be converted to Units as set forth in Section 5.2. Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall be entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

          Section 2.9 Both Managers and Members. A Member may at the same time be a Manager and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

          Section 2.10 Limited Liability. Except as otherwise provided under applicable law or in this Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Capital Account balance. To the fullest extent permitted under applicable law, the Managers shall not be liable for the Fund's debts, obligations and liabilities.

                                ARTICLE III

                                 MANAGEMENT

          Section 3.1  Management and Control.
                       ----------------------

          (a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of "managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the Investment Company Act. The Managers may make Capital Contributions and own Units.

          (b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

          (c) The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c) or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

          Section 3.2  Actions by the Board of Managers.
                       --------------------------------

          (a) Unless otherwise provided in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

          (b) The Board of Managers may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board of Managers may be called by the Chairman, the Chief Executive Officer of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act. A majority of the Managers then in office shall constitute a quorum at any meeting.

          (c) The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of HFS, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

          Section 3.3  Meetings of Members.
                       -------------------

          (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (b) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

          (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage (expressed as a numeral). The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

          (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

          Section 3.4 Custody of Assets of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Investment Advisers Act of 1940, as amended.

          Section 3.5  Other Activities.
                       ----------------

          (a) None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations under this Agreement.

          (b) Any Member or Manager, or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities, or any profits derived therefrom.

          Section 3.6  Duty of Care.
                       ------------

          (a) No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or as otherwise required by applicable law.

          (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

          Section 3.7  Indemnification.
                       ---------------

          (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund, and HFS (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, "Losses"), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of (i) being or having been a Manager or officer of the Fund, as applicable, (ii) the past or present performance of services to the Fund by such indemnitee, or (iii) having taken or failed to take any action in connection with this Agreement, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a "Manager" for purposes of this Section 3.7.

          (b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against Losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Managers (excluding any Manager who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.11.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

          (g) To the extent permitted by applicable law, the Investor Servicing Agent, the Administrator and the Distributor, and any other party serving as the investor servicing agent or administrator of the Fund or a distributor of Units or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investor Servicing Agreement, Administration Agreement, Distribution Agreement or any agreement between any such party and the Fund.

          Section 3.8  Fees, Expenses and Reimbursement.
                       --------------------------------

          (a) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of HFS or any of its Affiliates for his or her services hereunder. In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

          (b) The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by HFS pursuant to the Expense Limitation Agreement, or by the Distributor pursuant to the Distribution Agreement, if any. Expenses to be borne by the Fund include, but are not limited to, the following:

               (i) fees and expenses in connection with the organization of the Fund and the offering and issuance of Units;

               (ii) all fees and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investment in the Master Fund and its indirect investment in Investment Funds, and enforcing the Fund's rights in respect of such investments;

               (iii) quotation or valuation expenses;

               (iv) the Investor Servicing Fee and the Administration Fee;

               (v) brokerage commissions;

               (vi) interest and fees on any borrowings by the Fund;

               (vii) professional fees (including, without limitation, expenses of consultants, experts and specialists);

               (viii) research expenses;

               (ix) fees and expenses of outside legal  counsel  (including
fees  and  expense   associated  with  the  review  of  documentation   for
prospective investments by the Fund), including foreign legal counsel;

               (x) accounting, auditing and tax preparation expenses;

               (xi) fees and expenses in connection with repurchase offers and any repurchases or redemptions of Units;

               (xii) taxes and governmental fees (including tax preparation fees);

               (xiii) fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;

               (xiv) all costs and charges for equipment or services used in communicating information regarding the Fund's transactions with any custodian or other agent engaged by the Fund;

               (xv) bank service fees;

               (xvi) costs and expenses relating to the amendment of this Agreement or the Fund's other organizational documents;

               (xvii) expenses of preparing, amending, printing, and distributing prospectuses, Statements of Additional Information, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials;

               (xviii) expenses of preparing, printing, and filing reports and other documents with government agencies;

               (xix)   expenses  of  Members'   meetings,   including   the
solicitation of proxies in connection therewith;

               (xx) expenses of corporate data processing and related services;

               (xxi) Member recordkeeping and Member account services, fees, and disbursements;

               (xxii) expenses relating to investor and public relations;

               (xxiii) fees and expenses of the members of the Board of Managers who are not employees of HFS or its Affiliates;

               (xxiv) insurance premiums;

               (xxv) Extraordinary Expenses; and

               (xxvi) all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

          HFS and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

          (c) Subject to procuring any required regulatory approvals from time to time the Fund may, alone or in conjunction with HFS, its Affiliates or any investment vehicles or accounts for which HFS or any Affiliate of HFS acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                ARTICLE IV

                     TERMINATION OF STATUS OF MANAGERS;
                         TRANSFERS AND REPURCHASES

          Section 4.1 Termination of Status of a Manager. The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under
Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

          Section 4.2 Removal of the Managers. Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

          Section 4.3  Transfer of Units of Members.
                       ----------------------------

          (a) A Member's Units or any other beneficial or other interest in the Fund may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Member or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

          (b) The Fund may not consent to a Transfer unless: (i) the person to whom such Transfer is made (or each of such person's beneficial owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and
(ii) the Fund is provided with a properly completed investor certification in respect of the proposed Transferee. The Fund may also require the Member requesting the Transfer to obtain, at the Member's expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

          (c) Any permitted Transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Member shall be entitled to the allocations and distributions allocable to such Units, to tender such Units for repurchase by the Fund and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such Transferee becomes a substituted Member in accordance with the terms of this Agreement, including, without limitation,
Section 2.7 hereof.

          (d) If a Member Transfers Units with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each Transferee or successor to whom such Units are Transferred is admitted to the Fund as a substituted Member, provided that such Transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the Transferee a party to this Agreement. Each Transferring Member and Transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys' and accountants' fees and disbursements, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of all of a Member's Units, such Member shall cease to be a member of the Fund.

          (e) Each Transferring Member shall indemnify and hold harmless the Fund, the Board of Managers, and each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this
Section 4.3, and (ii) any misrepresentation by such Member in connection with any such Transfer.

          Section 4.4  Repurchase of Units.
                       -------------------

          (a) Except as otherwise provided in this Agreement, no Member or other person holding Units acquired from a Member has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase any of its Units. The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Units from Members, including HFS or its Affiliates, pursuant to written tenders by Members. The Board of Managers, in its sole discretion, will determine the aggregate value of the Units to be repurchased, which may be a percentage of the value of the Fund's outstanding Units. In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests and the amount of the Units to be repurchased, the Board of Managers will consider the following factors, among others:

               (i) whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

               (ii) whether any Members have requested to tender Units to the Fund;

               (iii) the investment plans and working capital requirements of the Fund;

               (iv) the relative economies of scale of the repurchase requests with respect to the size of the Fund;

               (v) the past practice of the Fund in repurchasing Units;

               (vi) the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs; and

               (vii) the anticipated tax consequences of any proposed repurchases of Units.

          The Board of Managers shall cause the Fund to repurchase Units pursuant to written tenders only on terms that the Board of Managers determines to be fair to the Fund and to all Members.

          (b) HFS and each of its Affiliates may tender its Units as a Member or Organizational Member under Section 4.4(a) hereof, without notice to the other Members.

          (c) If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Units, the Board of Managers will provide written notice to Members. Such notice will include: (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Members should consider in deciding whether and how to participate in such repurchase opportunity.

          (d) The amount due to any Member whose Units are repurchased shall, subject to the terms of this Agreement (including, without limitation, clause (l) of this Section 4.4), be an amount equal to the NAV per Unit as of the Valuation Date, multiplied by the number of such Member's Units being repurchased, after reduction for all fees, including any Investor Servicing Fee, Administration Fee or Early Repurchase Fee, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Units being repurchased. Payment by the Fund to each Member, upon repurchase of such Member's Units shall be made in the form of a promissory note (a "Promissory Note"). Such payment shall be made as promptly as practicable following the Expiration Date. Any in-kind distribution of Securities will be valued in accordance with
Section 7.4 hereof and will be distributed to all tendering Members on a proportional basis. The determination of the value of the Units as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund's financial statements for the Fiscal Year in which such Valuation Date occurred. A Member who tenders some but not all of his Units for repurchase will be required to maintain a minimum Capital Account balance equal to the amount set forth, from time to time, in the Fund's Form N-2. The Board of Managers may, in its sole discretion, waive this minimum Capital Account balance requirement. The Fund may reduce the amount to be repurchased from a Member in order to maintain a Member's minimum Capital Account balance.

          (e) Each  Promissory  Note issued  pursuant to clause (d) of this
Section 4.4, which will be non-interest bearing and non-transferable, shall provide, among other terms determined by the Fund, in its sole discretion, the following payments. The initial payment in respect of the Promissory Note (the "Initial Payment") shall be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Units, determined as of the Valuation Date. The Initial Payment shall be made on or before the 30th day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, in order to fund the repurchase of the Units, the Initial Payment may be postponed until ten business days after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the "Master Fund Payment Date"). The second and final payment in respect of a Promissory Note (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (1) the aggregate value of the repurchased Units, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

          (f) Notwithstanding anything in this Section 4.4 to the contrary, in the event that a Member has requested the repurchase of a portion of its Units which would result in such Member continuing to hold at least 5% of the aggregate value of its Units as of December 31 of the Fiscal Year ending immediately prior to the Fiscal Year in which such request was made, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, such payment may be postponed until 10 business days after the applicable Master Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the aggregate value of the repurchased Units, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment. Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Units were repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, redeem for no additional consideration a number of Units having a value equal to the amount of any overpayment or issue for no additional consideration a number of Units having an aggregate value equal to the amount of any underpayment, as applicable.

          (g) Notwithstanding anything in this Section 4.4 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section 4.4 if necessary to comply with the regulatory requirements imposed by the Securities Exchange Commission.

          (h) Each Member whose Units have been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if only a portion of its Units are repurchased) and may exercise its voting rights with respect to the repurchased Units until the Repurchase Date. Moreover, the Capital Account maintained in respect of a Member whose Units have been accepted for repurchase will be adjusted for the appreciation or depreciation in the Net Assets of the Fund through the Valuation Date, and such Member's Capital Account shall not be adjusted in respect of the Units accepted for repurchase, prior to the Repurchase Date.

          (i) Upon its acceptance of tendered Units for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash, liquid securities or the portion of the Fund's interest in the Master Fund that the Fund has requested to be repurchased (or any combination of them) in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Units.

          (j) Notwithstanding anything in this Section 4.4 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the value of its Net Assets or other unusual circumstances.

          (k) A 2% early repurchase fee (an "Early Repurchase Fee") will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member's purchase of the Units, provided that the Early Repurchase Fee may be waived where the Board of Managers determines that doing so is in the best interests of the Fund.

          (l) Units of a Member tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis.

          Section 4.5 Mandatory Redemption. The Fund may effect a mandatory redemption of Units of a Member, or any person acquiring Units from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

          (a) all or a portion of its Units have been Transferred to, or has vested in, any person, by operation of law as described in Section 4.3(a)(i) hereof;

          (b) ownership of the Units by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or the Master Fund's investment adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

          (c) continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Master Fund or the Master Fund's investment adviser or may subject the Fund, the Master Fund, or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences;

          (d) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of the Units; or

          (e) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

                                 ARTICLE V

                                  CAPITAL

          Section 5.1  Contributions to Capital.
                       ------------------------

          (a) The minimum initial contribution of each Member to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make voluntary contributions of capital to the Fund as Managers of the Fund, but may make voluntary contributions to the capital of the Fund as Members. HFS and its Affiliates may make voluntary contributions to the capital of the Fund as Members.

          (b) Members (and HFS and its Affiliates as Members) may make additional contributions to the capital of the Fund, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. The minimum additional contribution of each Member (other than HFS and its Affiliates) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. No Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided in this Agreement.

          (c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, and (ii) initial and any additional contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the contribution.

          Section 5.2 Issuance of Units. The purchase price per Unit for Units issued on the closing date of the initial capital contributions to the Fund by Members other than the Organizational Member or The Goldman Sachs Group, Inc. (the "Initial Closing Date") shall be $100. The amount of the Capital Account balance of each of the Organizational Member and The Goldman Sachs Group, Inc. as of the Initial Closing Date shall be converted into Units by dividing such amount by 100, and issuing to such Person a number of Units that is equal to such quotient. Units issued in exchange for capital contributions following the Initial Closing Date will be issued at a price per Unit equal to the then NAV per Unit. Each Unit will carry equal rights and privileges with each other Unit. Fractions of Units may be issued to one ten-thousandth of a Unit.

          Section 5.3 Rights of Members to Capital. No Member shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Units pursuant to Section 4.4 hereof, or (ii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

          Section 5.4 Capital Accounts. The Fund shall maintain a separate Capital Account on its books for each Member. As of any date, the Capital Account of a Member shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Member. Any amounts charged or debited against a Member's Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as a partial redemption of such Member's Units for no additional consideration as of the date on which the Board of Managers determines such charge or debit is required to be made, and such Member's Units shall be reduced thereby as appropriately determined by the Fund. Any amounts credited to a Member's Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board of Managers determines such credit is required to be made, and such Member's Units shall be increased thereby as appropriately determined by the Fund.

          Section 5.5 Allocation of Certain Withholding Taxes and Other Expenditures.

          (a) Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Board of Managers, shall be debited against the Capital Account of such Member, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Units shall pay upon demand to the Fund, as a Capital Contribution to the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

          (b) Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Board of Managers, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges or items shall be debited from the Capital Accounts of the applicable Members.

          Section 5.6  Reserves.
                       --------

          (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to the Capital Accounts of those Members who, as determined by the Board of Managers, in its sole discretion, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

          (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Units) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior accounting periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior accounting period or periods.

          (c) To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

          Section 5.7 Tax Allocations. For each taxable year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably the amount of appreciation or depreciation of the net assets of the Fund allocated to each Member's Capital Account for the current and prior taxable  years (or  relevant  portions  thereof).  Allocations  under  this
Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.

          If, during or immediately following the end of a taxable year, any Member withdraws from the Fund pursuant to Article IV or Article VI hereof and the Member would (absent this sentence) recognize gain or loss under Section 731 of the Code as a result of such withdrawal, the Board of Managers may, in its sole discretion, elect to specially allocate to such Member, for U.S. federal income tax purposes, any income and gain or loss and deduction (including short-term capital gain or loss) recognized by the Fund during such taxable year, through and including the date of withdrawal, in an amount up to that amount of income and gain or loss and deduction which if so allocated would avoid the Member recognizing gain on the withdrawal under Section 731 of the Code (ignoring for this purpose, if the Board of Managers determines to do so in its sole discretion, any adjustments that have been made to the tax basis of the withdrawing Member's Units as a result of any Transfers prior to the withdrawal (other than the original issue of the Units), including by reason of death). Any such election by the Board of Managers shall, to the extent reasonably practicable as determined by the Board of Managers in its sole discretion, be applied on an equitable basis to all Members withdrawing their Units in full during or as of the end of such taxable year

          Section 5.8  Distributions.
                       -------------

          (a) The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentage. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Member exceeds the percentage of the value of the asset equal to the Member's Investment Percentage.

          (b) Notwithstanding anything to the contrary contained herein, none of the Managers or the Members (including HFS and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their Units if such distribution would violate the Delaware Act or other applicable law.

                                 ARTICLE VI

                        DISSOLUTION AND LIQUIDATION

          Section 6.1  Dissolution.
                       -----------

          (a) The Fund shall be dissolved upon the occurrence of any of the following events:

               (i) upon the affirmative vote to dissolve the Fund by either
(i) a majority of the Managers, or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

               (ii) if any Member that has submitted a written request, in accordance with the terms of this Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period); provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period; or

               (iii) as required by operation of law.

          Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

          Section 6.2  Liquidation of Assets.
                       ---------------------

          (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or HFS, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or HFS to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

               (i) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

               (ii) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

               (iii) the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Accounting Period ending on the date of the distributions under this
Section 6.2(a)(iii).

          (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made the assets distributed in kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

          (c) If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

                                ARTICLE VII

                   ACCOUNTING, TAX MATTERS AND VALUATIONS

          Section 7.1  Accounting and Reports.
                       ----------------------

          (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

          (b) As soon as practicable after receipt of the necessary information from the Investment Funds, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Units as is necessary for Members to complete federal, state and local income tax or information returns.

          (c) Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this
Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the Investment Company Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

          (d) Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, HFS, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund's ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

          Section 7.2 Determinations By the Board of Managers. All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

          Section 7.3  Tax Matters.
                       -----------

          (a) The Fund shall prepare and file a federal information tax return in compliance with Section 6031 of the Code, and any required state and local income tax and information returns for each tax year of the Fund.

          (b) The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Member; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund's federal, state, local or foreign tax returns.

          (c) If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Member, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws.

          (d) The Board of Managers intends to treat any Member whose Units are repurchased in full as a partner of the Fund for federal income tax purposes until the date of the Final Payment under Section 4.4 hereof, in respect of the repurchased Units.

          (e) The Board of Managers intends for the Fund to be treated as a partnership for U.S. federal income tax purposes. Notwithstanding anything herein to the contrary, neither the Fund nor the Board of Managers shall make an election (i.e., check-the-box) under Treasury Regulation Section 301.7701-3 for the Fund to be classified for federal income tax purposes as an association taxable as a corporation.

          (f) HFS shall be designated on the Fund's annual federal information tax return, and have full powers and responsibilities, as the "tax matters partner" of the Fund for purposes of Section 6231(a)(7) of the Code. In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

          Section 7.4  Valuation of Assets.
                       -------------------

          (a) Except as may be required by the Investment Company Act, the Fund shall calculate its Net Assets as of the close of business on the last day of each month and at such other times as the Managers shall determine. Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The value of the Net Assets of the Fund, including the valuation of the investments in Investment Funds determined pursuant to this Section 7.4, shall be conclusive and binding on all of the Members and all parties claiming through or under them.

          (c)  The  following   guidelines  shall  apply  for  purposes  of
determining the Net Assets of the Fund:

               (i) The amount payable to a Member or former Member whose Units are repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the Valuation Date for such Units.

               (ii) The amount to be received by the Fund on account of any Capital Contributions pursuant to Article II shall be treated as an asset of the Fund from (but not before) the effective date of such Capital Contributions.

               (iii) Distributions made pursuant to Section 5.8 shall be treated as an advance and as an asset of the Fund, until the next month-end on or following the date of distribution or, if earlier, a date determined by the Manager.

                               ARTICLE VIII

                          MISCELLANEOUS PROVISIONS

          Section 8.1  Amendment of Limited Liability Company Agreement.
                       ------------------------------------------------

          (a) Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.

          (b) Any amendment to this Agreement that would:

               (i) increase the obligation of a Member to make any Capital Contribution;

               (ii) reduce the Capital Account of a Member other than in accordance with Article V hereof; or

               (iii) modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender all of his or her Units for repurchase by the Fund.

          (c) Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Members includes, but is not limited to, the power to:

               (i) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

               (ii) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

               (iii) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. federal income tax purposes as a partnership that is not a "publicly traded partnership" taxable as a corporation under Section 7704(a) of the Code.

          (d) The Board of Managers shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

          Section 8.2  Special Power of Attorney.
                       -------------------------

          (a) Each Member hereby irrevocably makes, constitutes and appoints HFS and any liquidator of the Fund's assets appointed pursuant to
Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

               (i) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

               (ii) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

               (iii) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

          (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of HFS and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

               (i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

               (ii) shall survive the delivery of a Transfer by a Member of all or any portion of such Member's Units, except that where the Transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, or upon withdrawal of a Member from the Fund pursuant to a repurchase of Units or otherwise, this power-of-attorney given by the Transferor shall terminate.

          Section 8.3 Notices. Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, the Board of Managers or HFS, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

          Section 8.4 Agreement Binding Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

          Section 8.5 Applicability of Investment Company Act and Form N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.

          Section 8.6  Choice of Law; Arbitration.
                       --------------------------

          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

          (b) Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

               (i) arbitration is final and binding on the parties;

               (ii) the parties are waiving their rights to seek remedies in court, including the right to jury trial;

               (iii) pre-arbitration discovery is generally more limited than and different from court proceedings;

               (iv) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

               (v) a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

          (c) All controversies referred in Section 8.6 hereof shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc., to the fullest extent permitted by law. The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

          (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

          Section 8.7 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

          Section 8.8 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

          Section 8.9  Merger and Consolidation.
                       ------------------------

          (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability  company  agreement  for  the  Fund  if it is  the  surviving  or resulting  limited  liability  company in the merger or  consolidation,  or
(iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

          Section 8.10 Pronouns. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

          Section 8.11  Confidentiality.
                        ---------------

          (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Units, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the "Confidential Information").

          (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

          (c) Each Member  recognizes  that in the event that this  Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

          (d) Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

          (e) Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities laws, each Member (and any employee, representative or other agent thereof) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of Units (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Member relating to such tax treatment and tax structure. For this purpose, "tax structure" means any facts relevant to the federal income tax treatment of the offering and ownership of Units (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates. Nothing in this paragraph shall be deemed to require the Fund to disclose to any Member any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.


          Section 8.12 Certification of Non-Foreign Status. Each Member or Transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

          Section 8.13 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

          Section 8.14 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Member, may enter into written agreements with Members affecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in any such agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

          Section 8.15 Discretion. Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

          Section 8.16 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

          Section 8.17 THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 34 AND 35 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES 35 AND 36.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GOLDMAN SACHS HEDGE FUND STRATEGIES LLC, in its capacity as Organizational Member


By:   /s/ Tobin V. Levy
     -------------------------------
     Name:  Tobin V. Levy
     Title: Chief Financial Officer


ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

MANAGERS:

          The undersigned hereby acknowledges that it understands and agrees to the provisions of this Agreement pertaining to the obligations of Managers.


                                         By: /s/ Ashok N. Bakhru
                                             -------------------------------
                                             Ashok N. Bakhru


                                         By: /s/ Kent A. Clark
                                             -------------------------------
                                             Kent A. Clark


                                         By: /s/ John P. Coblentz, Jr.
                                             -------------------------------
                                             John P. Coblentz, Jr.


                                         By: /s/ Patrick T. Harker
                                             -------------------------------
                                             Patrick T. Harker


                                         By: /s/ Mary P. McPherson
                                             -------------------------------
                                             Mary P. McPherson


                                         By: /s/ Alan A. Shuch
                                             -------------------------------
                                             Alan A. Shuch


                                         By: /s/ Wilma J. Smelcer
                                             -------------------------------
                                             Wilma J. Smelcer


                                         By: /s/ Richard P. Strubel
                                             -------------------------------
                                             Richard P. Strubel

             STATEMENT OF ADDITIONAL INFORMATION

                    SUBJECT TO COMPLETION

   GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC

                       Dated [ ], 2005

                     701 Mt. Lucas Road

                 Princeton, New Jersey 08540

               Limited Liability Company Units

                      (877) 591 - 4656

      This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the "Prospectus") of Goldman Sachs Hedge Fund Partners Registered Fund, LLC (the "Fund") dated ________, 2005, as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

      The information in this SAI is not complete and may be changed. The Fund will not sell units of limited liability company interest of the Fund ("Units") until the registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell the Units and is not soliciting an offer to buy the Units in any state where the offer or sale is not permitted.

      Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

                      TABLE OF CONTENTS

                                                         Page

INVESTMENT POLICIES AND PRACTICES.................................1

FUNDAMENTAL POLICIES..............................................1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
    THE MASTER FUND AND THE INVESTMENT FUNDS AND RELATED RISKS....3

BOARDS OF MANAGERS AND OFFICERS..................................18

CODES OF ETHICS..................................................27

INVESTMENT MANAGEMENT AND OTHER SERVICES.........................27

BROKERAGE........................................................32

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
    LEGAL COUNSEL................................................33

CUSTODIAN AND ADMINISTRATOR......................................33

DISTRIBUTOR......................................................34

PROXY VOTING POLICIES AND PROCEDURES.............................35

PERFORMANCE INFORMATION..........................................37

FINANCIAL STATEMENTS.............................................39

APPENDIX A - ISS PROXY VOTING GUIDELINES SUMMARY................A-1

              INVESTMENT POLICIES AND PRACTICES

      The investment objective of the Fund and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC (the "Master Fund"), in which the Fund will invest all or substantially all of its assets, as well as the principal investment strategies of the Master Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund and the Master Fund is set forth below.

                    FUNDAMENTAL POLICIES

      The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the "Units"), are listed below. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of the Members of the Fund, duly called, (i) of 67% or more of the limited liability company interests of the Fund (the "Interests") present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present in person or represented by proxy; or (ii) of more than 50% of the outstanding Units of the Fund, whichever is less. The Master Fund has adopted substantially similar fundamental policies to those of the Fund, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Master Fund, which are its limited liability company interests (the "Master Fund Interests"). No other policy is a fundamental policy of the Fund or the Master Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund and the Master Fund, the management of the Fund and the Master Fund has reserved freedom of action. The Fund may not:

           (1) Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.

           (2) Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

           (3) Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of its portfolio securities.

           (4) Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

           (5) Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate,
                including,         without        limitation,
                mortgage-related securities, or that are issued by companies that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

           (6) Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, and (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

           (7) Invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in securities of privately placed investment vehicles ("Investment Funds") or the Fund's investment in the Master Fund (or in another comparable investment pool). The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

      With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's and the Master Fund's investment policies and restrictions do not apply to the activities and the transactions of the Investment Funds, but the Master Fund's investment policies and restrictions will apply to investments made by a Subadviser on behalf of the Master Fund.

      The investment objective of the Fund is not fundamental and may be changed by the Board of Managers of the Fund (the "Board") without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding Units. Similarly, the investment objective of the Master Fund is not fundamental and may be changed by the Board of Managers of the Master Fund (the "Master Fund Board") without the vote of a majority of the Master Fund's outstanding Master Fund Interests.

   ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE
   MASTER FUND AND THE INVESTMENT FUNDS AND RELATED RISKS

      As discussed in the Prospectus, the Fund intends to pursue its investment objective by investing all or substantially all of its assets in the Master Fund, which in turn intends to invest its assets in Investment Funds. This section provides additional information about types of investments and investment techniques of Investment Funds in which the Master Fund invests, as well as certain investment activities of the Master Fund. Some or all of the Investment Funds may make the investments described in this section. As there is no limit on the types of investments the Investment Funds may make, however, this cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and that such investments will be subject to related risks, which can be substantial. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of a Subadviser.

EQUITY SECURITIES

      An Investment Fund's portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. An Investment Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary
receipts   relating   to  foreign   securities,   or  foreign
currency transactions are described below in this section under "--Foreign Currency Transactions". Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

COMMON STOCK

      Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK

      Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock or other common equity, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of  time  at a  specified  price  or  based  on  a  specified formula.  In many  cases,  a  convertible  security  entitles the  holder  to  receive  interest  or  a  dividend  that  is generally paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and
(iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is primarily a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (determined by reference to the security's anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's value. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

      A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect on an Investment Fund, which, in turn, could result in losses to the Master Fund and the Fund.

FIXED-INCOME SECURITIES

      An Investment Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

      Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

      An Investment Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization in one of the four highest rating categories or, if not rated by such a rating organization, have been determined to be of comparable quality. Non-investment grade debt securities (commonly known as "junk bonds") are securities that have received a rating of below investment grade or have been given no rating, and are considered by one or more rating organizations to be of questionable credit strength. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer higher yields than are available from investment grade debt securities, but involve greater risk. The returns of debt securities may also be subject to: (i) adverse changes in general economic conditions;
(ii) changes in the  financial  condition  of their  issuers;
(iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities are more likely to experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

BANK LOANS AND PARTICIPATIONS

      An Investment Fund may invest, directly or through a private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

      Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, an Investment Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

      Although an Investment Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Investment Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Investment Fund will be subject to the risk that this stock may decline in value, may be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by an Investment Fund, the Investment Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may materially adversely affect the performance of the Master Fund and the Fund. An Investment Fund may also invest in bank loans which are subordinate to senior debt of a borrower or which are secured with the same assets as more senior debt, which will increase the risk of loss to the Investment Fund.

      The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that an Investment Fund holds an investment in a bank loan acquired from another lender, the Investment Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Investment Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Investment Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by an Investment Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

HEDGING TRANSACTIONS

      The Investment Funds may or may not employ hedging techniques. These techniques could involve a variety of derivative transactions, including futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indexes, forward foreign currency contracts, and various interest rate transactions. Certain of these techniques are described more fully under "--Foreign Currency Transactions" and "--Derivative Instruments" below. Hedging techniques involve risks different from risks associated with the securities or other investments which underlie hedging instruments. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Investment Fund's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, transactions in certain of these instruments may not be able to be closed out without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of an Investment Fund to hedge successfully will depend on the particular Investment Manager's ability to predict pertinent market movements, which cannot be assured. Investment Managers are not required to hedge and there can be no assurance that hedging transactions will be available or, even if undertaken, will be effective.

FOREIGN CURRENCY TRANSACTIONS

      A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. An Investment Fund may engage in such transactions for hedging and non-hedging purposes. In order to hedge its exposure to fluctuation of a particular currency, an Investment Fund might enter into forward currency contracts to fix the U.S. dollar value of a security  it has  agreed  to  buy  or  sell  for  the  period between the date the trade was entered into and the date the security is to be delivered and paid for, or to hedge the U.S. dollar value of securities it owns. An Investment Fund may enter into a forward currency contract to sell or buy a specified amount of a foreign currency, including for purposes of attempting to protect the value of its existing holdings of foreign securities. The forward currency contract would approximate the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, an Investment Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for an Investment Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Investment Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Investment Fund is obligated to deliver. If an Investment Fund retains the portfolio security and engages in offsetting transactions, the Investment Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Investment Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Investment Fund enters into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Investment Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Investment Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they may also limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may materially adversely affect an Investment Fund's returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference or "spread" between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Investment Fund at one rate, while offering a lesser rate of exchange should the Investment Fund desire to resell that currency to the dealer.

      Forward  contracts  are  subject  to the risk  that the
counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Investment Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Investment Fund to cover its purchase or sale commitments, if any, at the current market price.

SHORT SELLING

      An Investment Fund may attempt to hedge its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, an Investment Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, an Investment Fund may "short" a security if, in the Investment Manager's view, the security is over-valued. Certain Investment Funds may make short selling a significant part of their investment strategy.

      To  effect  a short  sale,  an  Investment  Fund  would
borrow a security from a brokerage firm or other counterparty to make delivery to a buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Fund, which would result in a loss or gain, respectively. Short selling is speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Investment Fund's portfolio, which, in turn, could result in losses to the Master Fund and the Fund. Significantly, a short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

      An Investment Fund may also make short sales "against-the-box" which involves selling short securities that it owns or has the right to obtain. The Investment Fund will incur certain transaction costs, including interest expenses, in connection with short selling against-the-box. If an Investment Fund effects a short sale of securities "against-the-box" at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (referred to as a "constructive sale") on the date it effects the short sale. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Investment Fund may effect short sales.

DERIVATIVE INSTRUMENTS

      An Investment Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. Following are descriptions of certain derivatives
that   the   Investment   Funds   may  use.   Certain   risks
associated with derivatives are described under "INVESTMENT RELATED RISKS--Risks Associated with Derivative Instruments Generally" in the Prospectus.

OPTIONS AND FUTURES

      An Investment Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Fund also may include options on baskets of specific securities.

      An Investment Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

      A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes the Investment Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

      A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is "fully hedged" if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance  with its  obligation  to purchase the  underlying
security.   The   sale  of  such  an   option   exposes   the
Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

      An  Investment  Fund  may  close  out a  position  when
writing   options  by   purchasing  an  option  on  the  same
security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Fund would generally make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous by the Investment Manager, the Investment Fund would be entitled to exercise the option.

      An Investment Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the "CFTC"). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Investment Funds may not be afforded certain of the protections which apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

      In  addition  to  futures   contracts  traded  on  U.S.
domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Investment Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

      Trading in futures involves risk of loss to the Investment Fund that could materially adversely affect the value of the net assets of the Master Fund and the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Fund to substantial losses, which may result in losses to the Master Fund and the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Investment Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Investment Managers to trade without restriction as long as the Investment Managers can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

      Successful use of futures by an Investment Manager depends on its ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

      The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an Investment Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

      A stock index future obligates an Investment Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

CALL AND PUT OPTIONS ON SECURITIES INDEXES

      An Investment Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Fund of options on stock indexes will be subject to its Investment Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

YIELD CURVE OPTIONS

      An Investment Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated
securities,   rather  than  the  prices  of  the   individual
securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

RIGHTS AND WARRANTS

      An Investment Fund may invest in rights and warrants believed by the Investment Manager to provide capital appreciation opportunities. Rights (sometimes referred to as "subscription rights") and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities which an Investment Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

      Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable an Investment Fund to gain exposure to the underlying
security  with  a  relatively  low  capital   investment  but
increases the Investment Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Master Fund and the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

SWAPS

      An Investment Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable  to do so,  possibly  at a  lower  cost  than if an
Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

INTEREST RATE, MORTGAGE AND CREDIT SWAPS

      An  Investment   Fund  may  enter  into  interest  rate
swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

EQUITY INDEX SWAPS

      An Investment Fund may enter into equity index swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. An Investment Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

CURRENCY SWAPS

      An Investment Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, an Investment Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the Investment Fund's performance will be materially adversely affected. If there is a default by the other party to such a transaction, the Investment Fund will have contractual remedies pursuant to the agreements related to the transaction.

TOTAL RETURN SWAPS

      An Investment Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

SWAPTIONS

      An Investment Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

      Certain swap agreements into which an Investment Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps consists of the net amount of the payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of the payments that the Investment Fund contractually is entitled to receive.

MORTGAGE-BACKED SECURITIES

      An Investment Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

      Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

      Mortgage-backed securities also include stripped mortgage-backed securities ("SMBSs"), which are derivative multiple class mortgage-backed securities. SMBSs are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBSs consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBSs that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

      An Investment Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Investment Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Investment Fund will be unable to possess and sell the underlying collateral and that an Investment Fund's recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Investment Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

DISTRESSED SECURITIES

      An Investment Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect to which such distribution was made.

REPURCHASE AGREEMENTS

      The Fund, the Master Fund and the Investment Funds may enter into repurchase agreements with commercial banks and broker-dealers  as  a  short-term  cash  management  tool.  A repurchase agreement is an agreement under which a party acquires a security, generally a U.S. government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the acquiring party holds the security and is unrelated to the interest rate on the security. Although the Fund's and the Master Fund's repurchase agreements will at all times be fully collateralized, this may not always be true of repurchase agreements entered into by the Investment Funds.

      Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund, the Master Fund or the applicable Investment Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation. In such an event, the Fund, the Master Fund or the applicable Investment Fund may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Fund, the Master Fund or the applicable Investment Fund may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid.

REVERSE REPURCHASE AGREEMENTS

      The Fund, the Master Fund and the Investment Funds may enter into reverse repurchase agreements, subject, in the case of the Fund and Master Fund, to applicable requirements of the Investment Company Act. A reverse repurchase agreement typically involves the sale of a security by a party to a bank or securities dealer and the selling party's simultaneous agreement to repurchase that security for a fixed price (reflecting a rate of interest) on a specific date, and may be considered a form of borrowing for some purposes. These transactions involve risks that the value of portfolio securities the Fund, the Master Fund or an Investment Fund relinquishes may decline below the price the Fund, the Master Fund or the applicable Investment Fund must pay when the transaction closes or that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund, the Master Fund or the Investment Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the Fund's, the Master Fund's or an Investment Fund's investment portfolio.

LENDING PORTFOLIO SECURITIES

      The Master Fund and the Investment Funds may lend securities (which, in the case of the Master Fund, will not include its interests in the Investment Funds) from their portfolios to broker-dealers, institutional investors, or other persons, including Goldman, Sachs & Co. ("Goldman Sachs") and its affiliates, pursuant to securities lending agreements. During the period of such a loan, the Master Fund or the Investment Fund will be entitled to payments of the interest, dividends or other distributions payable on the loaned securities. Additionally, the Master Fund or the Investment Fund will retain at least a portion of the interest earned on the investment of the collateral or a fee from the borrower or placing agent. However, the Master Fund or the Investment Fund generally will pay certain administrative and custodial fees in connection with each loan. Any loans of securities must be secured by collateral at least equal to 100% of the value of the loaned securities, marked to market on a daily basis. It is expected that the Master Fund or the Investment Fund will generally receive collateral consisting of cash, U.S. government securities, letters of credit or other similar instruments in connection with a loan of portfolio securities.

      The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Master Fund or the Investment Fund will be responsible for any loss that might result from its investment of the borrower's collateral. In the case of the Master Fund, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Adviser or an affiliate of the Adviser may serve as the lending agent for the Investment Fund and, subject to applicable regulatory approval, the Master Fund, may share in revenue received from securities lending transactions as compensation for this service.

               BOARDS OF MANAGERS AND OFFICERS

      The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund's Amended and Restated Limited Liability Company Agreement (the "LLC Agreement"). The business operations of the Master Fund are managed and supervised under the direction of the Master Fund Board, subject to the laws of the State of Delaware and the Master Fund's Limited Liability Company Agreement (the "Master Fund LLC Agreement"). The Board and the Master Fund Board each has overall responsibility for the management and supervision of the business affairs of the applicable fund on behalf of its members, including the authority to establish policies regarding the management, conduct and operation of its business. The Board and the Master Fund Board each exercises the same powers, authority and responsibilities on behalf of the applicable fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund and the Master Fund conduct and supervise the daily business operations of the applicable fund.

      The members of the Board and the Master Fund Board (each, a "Manager") are not required to contribute to the capital of the Fund or the Master Fund or to hold interests therein. A majority of the members of each of the Board and the Master Fund Board are not "interested persons" (as defined in the Investment Company Act) of either the Fund or the Master Fund (collectively, the "Independent Managers").

      The identity of the members of the Board and the Master Fund Board and officers of the Fund and the Master Fund, and their brief biographical information, including their addresses, their ages and descriptions of their principal occupations during the past five years is set forth below.

      The Managers serve on the Board or the Master Fund Board for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager's death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the applicable fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the applicable fund not subject to the removal vote or (ii) the vote of members of the applicable fund holding not less than two-thirds of the total number of votes eligible to be cast by all members of the applicable fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the applicable fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of such fund then serving have been elected by the members of such fund. Each of the Board and the Master Fund Board may call a meeting of the applicable fund's members to fill any vacancy in the position of a Manager of such fund, and must do so if the Managers who were elected by the members of such fund cease to constitute a majority of the Managers then serving on the Board of Managers of such fund.



---------------------------------------------------------------------------------------------------------------------------------
                                                 Term of Office                                  Number of            Other
                             Position(s)          and Length of      Principal Occupation(s)  Portfolios in Fund  Directorships
Name, Age, and Address(1)     Held with               Time              during the Past       Complex Overseen       Held by
                               Fund and             Served(2)               5 Years              by  Manager(3)     Manager(4)
                             Master Fund
---------------------------------------------------------------------------------------------------------------------------------
Independent Managers
---------------------------------------------------------------------------------------------------------------------------------

Ashok Bakhru                   Manager of the         June 9,        President, ABN Associates       65               None
Age:  63                       Fund                     2004 -       (July 1994-March 1996 and
                                                      present        November 1998-Present);
                                                                     Executive Vice President -
                               Manager of the         March 24,      Finance and Administration
                               Master Fund              2005 -       and Chief Financial Officer,
                                                        present      Coty Inc. (manufacturer of
                                                                     fragrances and cosmetics)
                                                                     (April 1996-November 1998);
                                                                     Director of Arkwright Mutual
                                                                     Insurance Company (1984-
                                                                     1999); Trustee of
                                                                     International House of
                                                                     Philadelphia (program center
                                                                     and residential community for
                                                                     students and professional
                                                                     trainees from the United
                                                                     States and foreign countries)
                                                                     (1989-2004); Trustee of the
                                                                     Walnut Street Theater (1992-
                                                                     2004); Trustee, Scholarship
                                                                     America (1998-Present);
                                                                     Trustee, Institute for Higher
                                                                     Education Policy (2003 -
                                                                     present); Director, Private
                                                                     Equity Investors-III and IV
                                                                     (November 1998-Present),
                                                                     and Equity-Limited Investors
                                                                     II (April 2002-Present); and
                                                                     Chairman, Lenders Service
                                                                     Inc. (provider of mortgage
                                                                     lending services) (2000-
                                                                     2003).

                                                                     Chairman of the Board and
                                                                     Trustee - Goldman Sachs
                                                                     Mutual Fund Complex
                                                                     (registered investment
                                                                     companies).

John P. Coblentz, Jr.          Manager of the         June 9,        Partner, Deloitte & Touche      65               None
Age:  64                       Fund                     2004 -        LLP (June 1975 - May 2003).
                                                      present

                               Manager of the         March 24,      Trustee - Goldman Sachs
                               Master Fund              2005 -       Mutual Fund Complex
                                                        present      (registered investment
                                                                     companies).

Patrick T. Harker              Manager of the         June 9,        Dean and Reliance Professor     65               None
Age:  46                       Fund                     2004 -       of Operations and
                                                      present        Information Management,
                                                                     The Wharton School,
                               Manager of the         March 24,      University of Pennsylvania
                               Master Fund              2005 -       (February 2000-Present);
                                                      present        Interim and Deputy Dean,
                                                                     The Wharton School,
                                                                     University of Pennsylvania
                                                                     (July 1999-Present); and
                                                                     Professor and Chairman of
                                                                     Department of Operations
                                                                     and Information
                                                                     Management, The Wharton
                                                                     School, University of
                                                                     Pennsylvania (July 1997-
                                                                     August 2000).

                                                                     Trustee - Goldman Sachs
                                                                     Mutual Fund Complex
                                                                     (registered investment
                                                                     companies).

Mary Patterson McPherson       Manager of the         June 9,        President, The Andrew           65               None
Age: 70                        Fund                     2004 -       W. Mellon Foundation
                                                      present        (provider of grants for
                                                                     conservation, environmental
                               Manager of the         March 24,      and educational purposes)
                               Master Fund              2005 -       (October 1997-Present);
                                                      present        Director, Smith College
                                                                     (1998-Present); Director,
                                                                     Josiah Macy, Jr. Foundation
                                                                     (health educational programs)
                                                                     (1977-Present); Director,
                                                                     Philadelphia Contributionship
                                                                     (insurance) (1985-Present);
                                                                     Director Emeritus, Amherst
                                                                     College (1986-1998);
                                                                     Director, The Spencer
                                                                     Foundation (educational
                                                                     research) (1993-February
                                                                     2003); member of PNC Advisory
                                                                     Board (banking) (1993-1998);
                                                                     and Director, American School
                                                                     of Classical Studies in
                                                                     Athens (1997-Present).
                                                                     Trustee - Goldman Sachs
                                                                     Mutual Fund Complex
                                                                     (registered investment
                                                                     companies).


Wilma J. Smelcer               Manager of the         June 9,        Chairman, Bank  of America,     65               None
Age:  56                       Fund                     2004 -       Illinois (banking)
                                                      present        (1998-January 2001); and
                                                                     Governor, Board of
                               Manager of the         March 24,      Governors, Chicago Stock
                               Master Fund              2005 -       Exchange (national
                                                      present        securities exchange)
                                                                     (April 2001-April 2004).

                                                                     Trustee - Goldman Sachs
                                                                     Mutual Fund Complex
                                                                     (registered investment
                                                                     companies).

Richard P. Strubel             Manager of the         June 9,        Vice Chairman and Director      65             Gildan
Age:  65                       Fund                     2004 -       Unext, Inc. (provider of                       Activewear Inc.
                                                      present        educational services via                       (an activewear
                                                                     the internet)                                  clothing
                               Manager of the         March 24,      (2003-Present), President,                     marketing and
                               Master Fund              2005 -       COO and Director Unext,                        manufacturing
                                                      present        Inc. (1999-2003);                              company);
                                                                     Director, Cantilever                           Unext, Inc.
                                                                     Technologies, Inc. (a                          (provider of
                                                                     private software company)                      educational
                                                                     (1999-Present); Trustee,                       services via
                                                                     The University of Chicago                      the internet);
                                                                     (1987-Present); and                            Northern Mutual
                                                                     Managing Director, Tandem                      Fund Complex
                                                                     Partners, Inc. (management                     (53 Portfolios).
                                                                     services firm)
                                                                     (1990-1999).

                                                                     Trustee - Goldman Sachs
                                                                     Mutual Fund Complex
                                                                     (registered investment
                                                                     companies).
---------------------------------------------------------------------------------------------------------------------------------
Managers Who Are
"Interested Persons"*

---------------------------------------------------------------------------------------------------------------------------------
Kent A. Clark                  Manager of the         June 9,        Managing Director,              2                None
Age:  39                       Fund                     2004 -       Goldman Sachs,
                                                      present        (1998 - present); Chief
                                                                     Investment Officer,
                               Manager of the         March 24,      Goldman Sachs Hedge Fund
                               Master Fund              2005 -       Strategies LLC (October
                                                      present        2000 - present); Director
                                                                     and Managing Director,
                                                                     Goldman Sachs Hedge Fund
                                                                     Strategies LLC (2000 -
                                                                     present); Portfolio
                                                                     Manager, GSAM Quantitative
                                                                     Equities (July 1992 -
                                                                     September 2000).

                                                                     Member of Board of
                                                                     Directors of the Managed
                                                                     Funds
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Association (2002 - present).

Alan A. Shuch                  Manager of the         June 9,        Advisory Director - GSAM        65               None
Age:  55                       Fund                     2004 -       (May 1999-Present);
                                                      present        Consultant to GSAM
                                                                     (December 1994 - May
                               Manager of the         March 24,      1999); and Limited
                               Master Fund              2005 -       Partner, Goldman Sachs
                                                      present        (December 1994 - May 1999).

                                                                     Trustee - Goldman Sachs
                                                                     Mutual Fund Complex
                                                                     (registered investment
                                                                     companies).
---------------------------------------------------------------------------------------------------------------------------------

* These persons are considered to be "interested persons" because they hold positions with the Adviser or one of its affiliates. Each Interested Manager holds comparable positions with certain other entities of which the Adviser or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1) Each Manager may be contacted by writing to the Manager, c/o Goldman, Sachs & Co., One New York Plaza, New York,
     NY 10004, Attn: Howard B. Surloff.

(2) Each Manager holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Manager resigns or is removed by the Board of Managers or members of the applicable fund, in accordance with such fund's limited liability company agreement; (c) the date the Manager shall otherwise cease to be a Manager in accordance with the limited liability company agreement of the applicable fund; or (d) the date the applicable fund terminates.

(3) The Fund Complex currently consists of the Fund, the Master Fund, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of [ ], 2005, Goldman Sachs Trust consisted of 57 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, or other investment companies registered under such Act. Each of the Independent Managers is also a member of the Board of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

                          OFFICERS

---------------------------- --------------------- ------------------------ ---------------------------------------------------
                             Positions Held with     Term of Office and          Principal Occupation(s) during the Past
  Name, Age, and Address     Fund and Master Fund   Length of Time Served                        5 Years
---------------------------- --------------------- ------------------------ ---------------------------------------------------
George H. Walker                  President            June 9, 2004 -       Managing Director,  Goldman Sachs (November 1998 -
32 Old Slip                      of the Fund               present          present);  President,  Goldman  Sachs  Hedge  Fund
19th Floor                                                                  Strategies   LLC   (November   2002  -   present);
New York, NY 10005             Chief Executive        April 29, 2003 -      Managing   Director,   Goldman  Sachs  Hedge  Fund
Age:  35                           Officer                 present          Strategies   LLC   (November   2001  --  present);
                                 of the Fund                                Director,  Goldman Sachs Hedge Fund Strategies LLC
                                                                            (June 2001 - present).
                             President and Chief     February 22, 2005 -
                              Executive Officer            present
                              of the Master Fund

Kent A. Clark                   Vice President         June 9, 2004 -       Managing   Director,   Goldman   Sachs,   (1998  -
32 Old Slip                      of the Fund               present          present);  Chief Investment Officer, Goldman Sachs
19th Floor                                                                  Hedge  Fund   Strategies   LLC  (October   2000  -
New York, NY 10005             Chief Investment       April 29, 2003 -      present);  Director and Managing Director, Goldman
Age:  39                           Officer                 present          Sachs   Hedge   Fund   Strategies   LLC   (2000  -
                                 of the Fund                                present);  Portfolio  Manager,  GSAM  Quantitative
                                                                            Equities (July 1992 - September 2000).
                              Vice President and      February 22, 2005
                               Chief Investment           - present         Member of Board of Directors of the Managed  Funds
                                Officer of the                              Association (2002 - present).
                                 Master Fund

Tobin V. Levy                  Vice President,     June 9, 2004 - present   Director  and  Managing  Director,  Goldman  Sachs
701 Mt. Lucas Road             Chief Accounting                             (November  2000  -  present);  Managing  Director,
Princeton, NJ 08540                Officer                                  Goldman Sachs Hedge Fund  Strategies LLC (November
Age:  61                                              April 29, 2003 -      2000 - present);  Chief Financial Officer, Goldman
                               Chief Financial             present          Sachs  Hedge  Fund  Strategies  LLC  (May  2002  -
                                   Officer                                  present).
                                 of the Fund

                               Vice President,       February 22, 2005
                               Chief Accounting          - present
                              Officer and Chief
                              Financial Officer
                              of the Master Fund

Sheila Chatraei               Vice President of       April 29, 2003 -      Vice   President,   Goldman   Sachs  (May  2000  -
701 Mt. Lucas Road                 the Fund                present          present);  Vice  President,  Goldman  Sachs  Hedge
Princeton, NJ 08540                                                         Fund   Strategies   LLC  (May  2000  -   present);
Age:  44                      Vice President of       February 22, 2005     Associate,  Goldman Sachs (April 1997 - May 2000);
                               the Master Fund            - present         Associate,  Goldman  Sachs  Hedge Fund  Strategies
                                                                            LLC (April 1997 - May 2000).

Philip V. Giuca, Jr.          Vice President of       April 29, 2003 -      Vice President, Goldman Sachs (May 1992-present).
10 Hanover Square                  the Fund                present
22nd Floor                                                                  Assistant  Treasurer,  Goldman  Sachs  Mutual Fund
New York, NY 10005            Vice President of       February 22, 2005     Complex (registered  investment companies) (1999 -
Age:  43                       the Master Fund            - present         present).


John M. Perlowski             Vice President of       April 29, 2003 -      Managing Director,  Goldman Sachs (November 2003 -
32 Old Slip                        the Fund                present          Present);  Vice  President,  Goldman  Sachs  (July
31st Floor                                                                  1995 - November 2003).
New York, NY 10005            Vice President of       February 22, 2005
Age:  40                       the Master Fund            - present         Treasurer,   Goldman  Sachs  Mutual  Fund  Complex
                                                                            (registered    investment   companies)   (1997   -
                                                                            present).


John V. Lanza                  Treasurer of the    June 9, 2004 - present   Vice  President,  Goldman Sachs  (November  1999 -
701 Mt. Lucas Road                   Fund                                   present);  Vice  President,  Goldman  Sachs  Hedge
Princeton, NJ 08540                                   February 22, 2005     Fund  Strategies LLC (1999 - present);  Manager in
Age:  34                       Treasurer of the           - present         the  Assurance  and  Advisory   Business  Services
                                 Master Fund                                Group, Ernst & Young (prior to November 1999).


Howard B. Surloff              Secretary of the    June 9, 2004 - present   Managing Director,  Goldman Sachs (November 2002 -
One New York Plaza                   Fund                                   present);   Associate  General  Counsel,   Goldman
37th Floor                                            February 22, 2005     Sachs and General  Counsel to the U.S. Funds Group
New York, NY 10004             Secretary of the           - present         (December 1997 - present).
Age:  40                         Master Fund

                                                                            Secretary,   Goldman  Sachs  Mutual  Fund  Complex
                                                                            (registered    investment   companies)   (2001   -
                                                                            present) and Assistant Secretary prior thereto.

                                                                            Vice  President  and Counsel,  Goldman Sachs (June
Janice A. Kioko              Assistant Secretary      April 29, 2003 -      2000  -  present);  Vice  President  and  Counsel,
701 Mt. Lucas Road               of the Fund               present          Goldman  Sachs  Hedge  Fund  Strategies  LLC (June
Princeton, NJ 08540                                                         2000 - present);  Associate,  Goldman  Sachs Hedge
Age:  41                     Assistant Secretary                            Fund  Strategies  LLC  (July  1999  -  May  2000);
                              of the Master Fund      February 22, 2005     Associate,  Cahill Gordon & Reindel (prior to July
                                                          - present         1999).

                                                                            Vice  President  and  Assistant  General  Counsel,
David S. Plutzer             Assistant Secretary      March 29, 2005 -      Goldman   Sachs    (October   2004   -   present);
One New York Plaza               of the Fund               present          Associate,  Bryan Cave LLP  (successor-in-interest
37th Floor                                                                  to  Robinson  Silverman  Pearce  Aronsohn & Berman
New York, NY 10004           Assistant Secretary                            LLP) (September 1999 - September 2004).
Age:  30                      of the Master Fund      February 22, 2005
                                                          - present

COMMITTEES OF THE BOARDS OF MANAGERS

      Audit Committee

      The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund's independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board an independent registered public accounting firm to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund's Independent Managers. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year. The Master Fund Board has established an Audit Committee that provides similar functions and currently has the same membership as the Fund's Audit Committee.

      Valuation Committee

      The Board and the Master Fund Board have formed a joint Valuation Committee which will initially be comprised of Alan A. Shuch, a member of the Board and the Master Fund Board, and Tobin V. Levy, an officer of the Fund and the
Master Fund, as well as several representatives of the Adviser. The Valuation Committee's function is to review the valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser relating to the Fund and the Master Fund, subject to the supervision of the applicable Board of Managers. The Valuation Committee has been authorized to act in accordance with the valuation procedures of the Fund and the Master Fund as approved by the Board and the Master Fund Board, respectively. Changes in its membership are subject to notification of the Board and the Master Fund Board. The Board reviews matters with respect to the Fund, and the Master Fund Board reviews matters with respect to the Master Fund, arising from the Valuation Committee's considerations. As the Fund and the Master Fund are recently organized, the Valuation Committee has not held any meetings during the last year.

      Governance and Nominating Committee

      The Board has formed a Governance and Nominating Committee to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Managers who are not "interested persons" (as defined by the Investment Company Act) of the Fund; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Managers serve on the Governance and Nominating Committee. As stated above, each Manager holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will generally not consider nominees recommended by Members. As the Fund is recently organized, the Governance and Nominating Committee has not held any meetings during the last year. The Master Fund Board has established a Governance and Nominating Committee that provides similar functions and currently has the same membership as the Fund's Governance and Nominating Committee.

      Compliance Committee

      The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund's distributor, administrator, and transfer agent, if any, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. As the Fund is recently organized, the Compliance Committee has not held any meetings during the last year. All of the Independent Managers serve on the Compliance Committee. The Master Fund Board has established a Compliance Committee that provides similar functions and currently has the same membership as the Fund's Compliance Committee.

      Contract Review Committee

      The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for approving and monitoring the Fund's distribution, transfer agency and other agreements with the Fund's service providers and their affiliates. The Contract Review Committee is responsible for overseeing the Board processes for approving and reviewing the operation of the Fund's distribution agreement. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board's approval, oversight and review of the Fund's other service providers including, without limitation, the Fund's custodian, administrator, transfer agent, professional (legal and accounting) firms and printing  firms.  As the  Fund  is  recently  organized,  the
Contract Review Committee has not held any meetings during the last year. All of the Independent Managers serve on the Contract Review Committee. The Master Fund Board has established a Contract Review Committee that provides similar functions and currently has the same membership as the Fund's Contract Review Committee.

MANAGER OWNERSHIP OF SECURITIES

      The dollar range of equity securities owned by each Manager is set forth below.

--------------------------------------------------------------------
                                        Aggregate Dollar Range of
                                         Equity Securities in all
                                          Registered Investment
                                          Companies Overseen by
                     Dollar Range of            Manager in
                    Equity Securities      Family of Investment
                    in the Fund as of           Companies
Name of Manager     December 31, 2004    as of December 31, 2004
--------------------------------------------------------------------
Independent
Managers
--------------------------------------------------------------------
Ashok Bakhru              None                     None
===================
John P. Coblentz,         None                     None
Jr.
===================
Patrick T. Harker         None                     None
===================
Mary Patterson            None                     None
McPherson
===================
Wilma J. Smelcer          None                     None
===================
Richard P. Strubel        None                     None
--------------------------------------------------------------------
Managers Who Are
Interested Persons
--------------------------------------------------------------------
Kent A. Clark             None                     None
===================
Alan A. Shuch             None                     None
--------------------------------------------------------------------


INDEPENDENT MANAGER OWNERSHIP OF SECURITIES

      As of December 31, 2004, none of the Independent Managers (or their immediate family members) owned securities of the Adviser or the Distributor, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser or the Distributor.

MANAGER COMPENSATION

      The Fund pays each Independent Manager an annual fee for his or her services as a Manager of the Fund, plus an additional fee for each regular and special telephonic Board meeting and committee meeting attended by such Manager. The Independent Managers are also reimbursed for travel expenses incurred in connection with attending such meetings.

      The following table summarizes compensation expected to be paid to the Managers of the Fund, including committee fees, for the Fund's fiscal year ending December 31, 2005. Such fees are in addition to the fees payable by the Master Fund.

--------------------------------- -------------------- ---------------------- ------------------------- ---------------------------
                                                            Pension or
                                       Aggregate        Retirement Benefits                              Total Compensation from
                                   Compensation from    Accrued as Part of        Estimated Annual        Fund and Fund Complex
          Name of Manager               Fund(1)            Fund Expenses      Benefits Upon Retirement    Paid to Manager (1)(2)
--------------------------------- -------------------- ---------------------- ------------------------- ---------------------------
Ashok Bakhru                            $14,000                 N/A                     N/A                      $285,000
=================================
John P. Coblentz, Jr.                   $10,000                 N/A                     N/A                      $195,000
=================================
Patrick T. Harker                       $10,000                 N/A                     N/A                      $195,000
=================================
Mary Patterson McPherson                $10,000                 N/A                     N/A                      $195,000
=================================
Wilma J. Smelcer                        $10,000                 N/A                     N/A                      $195,000
=================================
Richard P. Strubel                      $10,000                 N/A                     N/A                      $195,000
=================================
Kent A. Clark                             N/A                   N/A                     N/A                        N/A
=================================
Alan A. Shuch                             N/A                   N/A                     N/A                        N/A
--------------------------------- -------------------- ---------------------- ------------------------- ---------------------------

(1) As  the   Fund   anticipates   that  it   will   commence
    operations in 2005, the information furnished is an estimated amount for the Fund's fiscal year ending
    December 31, 2005.

(2) The Fund Complex currently consists of the Fund, the Master Fund, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of [ ] 2005, Goldman Sachs Trust consisted of 57 mutual funds and Goldman Sachs Variable Insurance Trust consisted of 6 mutual funds.


                       CODES OF ETHICS

      The Fund, the Master Fund, the Adviser, and the Distributor each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Master Fund, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund or the Master Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund or the Master Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

      The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

          INVESTMENT MANAGEMENT AND OTHER SERVICES

THE ADVISER

      Under an investment management agreement with the Master Fund (the "Investment Management Agreement"), the Adviser is responsible for the management and operation of the Master Fund and the selection of the Investment Funds and Subadvisers with which the Master Fund will invest its assets. The Adviser's address is 701 Mount Lucas Road, Princeton, NJ 08540.

      The Adviser, which was formerly known as Goldman Sachs Princeton LLC, is an advisory affiliate of Goldman Sachs Asset Management, L.P. ("GSAM") and Goldman Sachs. Each of the Adviser, GSAM and Goldman Sachs is a wholly owned subsidiary of The Goldman Sachs Group, Inc. Goldman Sachs has agreed to permit the Fund to use the name "Goldman
Sachs" or a derivative thereof as part of the Fund's name for as long as the Investment Management Agreement is in effect.

      Subject to general supervision of the Master Fund Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser provides the Master Fund with ongoing investment guidance, policy direction and monitoring of the Master Fund pursuant to the Investment Management Agreement. To the extent permitted by the Investment Company Act, and subject to the approval of the Master Fund Board, the Adviser is authorized to retain one of its affiliates to provide or assist in providing any or all of the services to be provided pursuant to the Investment Management Agreement, subject to the requirement that the Adviser and the Master Fund Board supervise the rendering of any such services by any such affiliate.

      The Investment Management Agreement provides that the Adviser will, subject to the supervision of the Master Fund Board, formulate a continuing investment program for the
Master Fund. The Adviser is responsible for making all decisions regarding the Master Fund's purchases and redemptions of interests in Investment Funds and also advises the Master Fund Board regarding the selection of Subadvisers. The Adviser will bear all of its expenses and its own costs incurred in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Investment Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Master Fund Board and officers of the Master Fund affiliated with the Adviser, and making available, without expense to the Master Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law. Other than these expenses and certain expenses to be borne by the Distributor, the Master Fund and the Fund are each responsible for all expenses of the Master Fund and the Fund, respectively, including, without limitation, the fees and expenses of the Independent Managers related to their service on behalf of the Master Fund and the Fund, respectively. See "FUND AND MASTER FUND EXPENSES" in the Prospectus.

      The Investment Management Agreement will become effective as of the date of the initial sale of interests in the Master Fund, directly or indirectly, to a party other than the Adviser or The Goldman Sachs Group, Inc. (the "Master Fund Initial Closing Date"), and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of outstanding voting securities of the Master Fund or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval.

      The Investment Management Agreement was approved by the unanimous vote, cast in person, of the Master Fund Board, including each of the Independent Managers, at a meeting called for the purpose and held on March 24, 2005. In approving the Investment Management Agreement, the
Master Fund Board considered information relating to the Adviser and its proposed investment management services that had been provided both prior to and at the March 24, 2005 meeting. The Master Fund Board also considered factors they believed, in light of the legal advice furnished to them by counsel and their own business judgment, to be relevant. The principal areas of review by the Master Fund Board were the nature, extent and quality of advisory services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. The Master Fund Board's evaluation of the nature, extent and quality of the Adviser's services took into account the complexity of services being provided by the Adviser; the experience and qualifications of the Adviser's personnel; the capability of the Adviser to comply with the undertakings stated in the Investment
Management Agreement; and the terms of the Investment Management Agreement. The Master Fund Board also reviewed the investment results of private funds managed by the Adviser. The Master Fund Board believed that the Adviser was able to provide quality services to the Master Fund.

      In reviewing the reasonableness of fees, information on the services to be rendered by the Adviser to the Master Fund, the amounts to be paid by the Master Fund under the Investment Management Agreement and the Master Fund's projected expense ratio were compared to similar information for other registered investment companies that invested in Investment Funds, as well as private funds managed by the Adviser. These comparisons assisted the Master Fund Board in evaluating the reasonableness of the Investment Management Fee to be paid by the Master Fund. In addition, the Master Fund Board considered the Master Fund Expense Limitation Agreement during the 12-month period beginning on the Master Fund Initial Closing Date, and the other benefits to the Adviser in connection with its services to the Master Fund and the Fund (including the payment by the Fund of an investor servicing fee). The Master Fund Board also reviewed information regarding economies of scale. In this regard, the Master Fund Board considered the projected amount of assets in the Master Fund; the information provided by the Adviser relating to its estimated costs; and information comparing the fee rate charged by the Adviser (which does not include fee breakpoints) with fee rates charged by other unaffiliated investment managers to their clients. After deliberation, the Master Fund Board concluded that the Investment Management Fee to be paid by the Master Fund was reasonable.

      In its consideration, the Master Fund Board paid special attention to the qualifications and experience of the Adviser's investment professionals and management; the Adviser's proposed investment strategies and processes in seeking to achieve the Master Fund's investment objective; the Adviser's internal monitoring processes and controls;
the Adviser's responsiveness to the Master Fund Board's requests; and the Adviser's organizational structure.

      No single factor was considered in isolation or to be determinative to the decision of the Master Fund Board to approve the Investment Management Agreement. Rather, after weighing and balancing the factors described above, and such other factors and information it considered relevant, the Master Fund Board, including each of the Independent Managers, determined that it was in the best interests of the Master Fund to approve the Investment Management Agreement, including the fees to be charged for services thereunder.

      Through its investment in the Master Fund, the Fund will bear a proportionate share of the Investment
Management Fee paid by the Master Fund to the Adviser. Pursuant to the Investment Management Agreement, the Master
Fund will pay the Adviser a monthly Investment Management Fee for its management services, equal to 1/12th of 1.10% of the Master Fund's net assets as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser out of the Master Fund's assets and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against each Master Fund member's capital account, thereby decreasing the net profits or increasing the net losses of the Fund.

THE PORTFOLIO MANAGEMENT TEAM

      The personnel of the Adviser who will initially have primary responsibility for the day-to-day management of the Master Fund's portfolio (the "Portfolio Management Team") are Kent A. Clark and Colleen A. Flanagan. See "MANAGEMENT
OF  THE   FUND--Management   Team"  in  the   Prospectus   for
additional biographical information.

      Mr. Clark is the Chief Investment Officer for Goldman Sachs Hedge Fund Strategies LLC ("HFS"). As the leader of the Portfolio Management Team, he is primarily responsible for overseeing the investment process and risk management for the Master Fund. Mr. Clark also chairs an investment committee that approves all Investment Managers for investment by, and sets portfolio sector and strategy weights for, the Master Fund.

      Ms. Flanagan is head of Portfolio Customization and Implementation for HFS. Ms. Flanagan reports to Mr. Clark. Her responsibilities on the Portfolio Management Team include allocating capital to hedge fund strategies and individual Investment Managers consistent with the portfolio sector and strategy weights, as set by Mr. Clark and the investment committee, on which she also serves. In addition, Ms. Flanagan chairs a committee that oversees operational due diligence with respect to Investment Funds in which the Master Fund invests.

Other  Accounts  Managed  by the  Portfolio  Management
Team (1)

------------------- ----------------------------------------------------- ---------------------------------------------------------
                    Number of Other Accounts Managed and Total Value of      Number of Accounts and Total Value of Assets for Which
                        Assets by Account Type for Which There is No                   Advisory Fee is Performance-Based
                                   Performance-Based Fee
------------------- ----------------------------------------------------- ---------------------------------------------------------
                      Registered      Other Pooled                         Registered
     Name of          Investment       Investment           Other           Investment        Other Pooled               Other
Portfolio Manager      Companies         Vehicles          Accounts          Companies      Investment Vehicles         Accounts
------------------- ----------------- ---------------- ------------------ ---------------- ---------------------- -----------------
  Kent A. Clark           None             None            1 account           None             45 accounts            4 accounts
                                                         $129,000,000                         $11,604,000,000        $2,237,000,000

    Colleen A.            None             None            1 account           None             7 accounts             3 accounts
     Flanagan                                            $129,000,000                         $2,162,000,000          $537,000,000
------------------- ----------------- ---------------- ------------------ ---------------- ---------------------- -----------------

(1) As of [                  ] 2005.

Conflicts of Interest

      Members of the Portfolio Management Team are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

      The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Adviser and the Master Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Master Fund and other client accounts. The Adviser conducts periodic reviews of the transactions of the Master Fund for consistency with these policies. For more information about conflicts of interest that may arise in connection with the Portfolio Management Team's management of the Master Fund's investments and the investments of other accounts, see "CONFLICTS OF INTEREST--Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Master Fund and Other Goldman Sachs Accounts" and "--Potential Conflicts Relating to Goldman Sachs' Proprietary Activities and Activities On Behalf of Other Accounts" in the Prospectus.

COMPENSATION

Base Salary and Performance Bonus

      The Adviser's compensation package for members of the Portfolio Management Team is comprised of a base salary and a performance bonus. The performance bonus is a function of each member's individual performance and his or her contribution to overall team performance. Members are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Portfolio Management Team's and the Adviser's total revenues for the past year which in part is derived from advisory fees, and for certain accounts and pooled investment vehicles' performance-based fees. Anticipated compensation levels among competitor firms may also be considered, but do not constitute a principal factor.

The following criteria are considered:

o    Individual performance (relative, absolute)
o    Team performance (relative, absolute)
o Consistent performance that aligns with clients' objectives

Other Compensation

      In addition to a base salary and a performance bonus, the Portfolio Management Team has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. The Portfolio Management Team may also receive grants of restricted stock units and/or stock options as part of their compensation.

      The Portfolio Management Team may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Portfolio Management Team's Ownership of Securities in the Master Fund

----------------------------------------------------------------
                                 Dollar Range of Securities
   Name of Portfolio           Beneficially Owned by Portfolio
  Management Team Member        Management Team member (1)
----------------------------------------------------------------
Kent A. Clark                              None
Colleen A. Flanagan                        None
----------------------------------------------------------------

(1) As of [                  ] 2005.

                          BROKERAGE

      Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. In over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      The  Adviser  expects  that  each  Investment   Manager
selected by the Master  Fund will  generally  select  brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the Investment Company Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund. This may result in an Investment Manager not paying the lowest commissions available on each transaction. The Adviser may, but need not, consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund.

      Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Master Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund.

      The foregoing considerations also apply with respect to Subadvisers, whether they invest the Master Fund's assets through an Investment Fund or a managed account. Unlike Investment Funds, Subadvisers will be required to select brokers and dealers from a list approved by the Adviser. In addition, in the case of a broker selected by a Subadviser, the Adviser may receive from such broker research and other information of the types described in the preceding paragraph.

      It is the policy of each of the Fund and the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors similar to those expected to be considered by the Investment Managers as described above. In most instances, the Master Fund will purchase interests in an Investment Fund directly from the Investment Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund and the Master Fund anticipate that some of their portfolio transactions (including investments in Investment Funds by the Master Fund) may be subject to expenses. The Fund and the Master Fund contemplate that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund and the Master Fund may be conducted through affiliates of the Adviser. The Board and the Master Fund Board have each adopted procedures in conformity with Section 17(e) of the Investment Company Act to ensure that all brokerage commissions paid to affiliates of the Adviser are fair and reasonable.

   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL
                           COUNSEL

      Ernst & Young LLP, whose principal business address is 5 Times Square, New York, NY 10036, has been selected as independent public auditors for the Fund and the Master Fund and in such capacity will audit the Fund's and the Master Fund's annual financial statements and financial highlights.

      Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004, serves as special legal counsel to the Fund and the Master Fund, and also serves as legal counsel to the Adviser, the Distributor and certain of their affiliates. Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund, the Master Fund and the Independent Managers.

                 CUSTODIAN AND ADMINISTRATOR

      SEI Private Trust Company (in such capacity, the "Custodian"), serves as the primary custodian of the assets of the Fund and the Master Fund, including the assets managed by the Subadvisers, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of
Section 17(f) of the Investment Company Act. In consideration for these services, the Master Fund will pay the Custodian a monthly fee equal to 1/12th of 0.01% of the Master Fund's net assets (prior to reduction for any Investment Management Fee) as of each month-end, subject to reduction if the Master Fund's assets exceed a specified threshold. Assets of the Fund, the Master Fund and
Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The
Custodian's principal business address is One Freedom Valley Drive, Oaks, PA 19456.

      Each of the Fund and the Master Fund has retained SEI Investments Global Funds Services (in such capacity, the "Administrator"), whose principal business address is One Freedom Valley Drive, Oaks, PA 19456, to provide administrative services, and to assist with operational needs. The Administrator will provide such services as well as transfer agency services, to the Fund pursuant to an administration agreement between the Fund and the
Administrator, and to the Master Fund pursuant to an administration agreement between the Master Fund and the Administrator (each such agreement, an "Administration Agreement, and together, the "Administration Agreements"). In consideration for these services, the Fund will pay the Administrator a monthly administration fee equal to 1/12th of 0.005% of the Fund's net assets as of each month-end, as well as one-twelfth of $25,000 as of each month-end (collectively, the "Fund Administration Fee"). In addition, the Master Fund will pay the Administrator a monthly administration fee equal to 1/12th of 0.060% of the Master Fund's net assets (prior to reduction for any Investment Management Fee) as of each month-end (the "Master Fund Administration Fee", and together with the Fund Administration Fee, the "Administration Fees"). The Fund will bear a proportionate share of the Master Fund Administration Fee as a result of the Fund's Investment in the Master Fund. Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund. The Administrator may from time to time delegate its responsibilities under each of the Administration Agreements to one or more parties selected by the Administrator, including its affiliates or affiliates of HFS.

                         DISTRIBUTOR

      Goldman, Sachs & Co. acts as Distributor of the Units on a best-efforts basis during the initial public offering and any subsequent offering of the Units following the initial public offering pursuant to the Distribution
Agreement. Subsequent to the initial public offering, Units will generally be offered for purchase on the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board of Managers in its sole discretion.

      Pursuant to the Distribution Agreement, the Distributor bears certain of the expenses of providing distribution services as described under that agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing sufficient copies of the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto). See "FUND EXPENSES" in the Prospectus. The Distributor will be solely responsible for the costs and expenses incurred in connection with (i) its qualification as a dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Units. Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

      The Fund is not obligated to sell to the Distributor or a broker or dealer any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. Neither the Distributor nor any other party is obligated to buy from the Fund any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial public offering or any subsequent offering. The Distributor does not intend to make a market in the Units.

      The Distribution Agreement continues in effect for two years beginning on the Initial Closing Date and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board of Managers, including the Independent Managers who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon 60 days' written notice.

            PROXY VOTING POLICIES AND PROCEDURES

      The Master Fund invests substantially all of its assets in the securities of Investment Funds, which are privately placed investment vehicles, typically referred to as "hedge funds." These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Master Fund may receive notices from the Investment Funds seeking the consent of holders in order to change certain rights within the structure of the security itself or change terms of the Investment Fund's limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund's portfolio securities to the Adviser, subject to the Master Fund Board's general oversight and with the direction that proxies should be voted in the Master Fund's best interest. The Adviser has adopted its own proxy voting policy (the "Policy") for this purpose.

      Under the Policy, the Adviser's guiding principles in performing proxy voting are to make decisions that: (i) are in the best interests of its clients' long term investment returns; and (ii) minimize the potential impact of conflicts of interest. These principles reflect the Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

      The principles and positions reflected in the Policy are designed to guide the Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Adviser will periodically review the Policy to ensure that it continues to be consistent with the Adviser's guiding principles.

PRIVATE INVESTMENTS AND FIXED INCOME SECURITIES

      To the extent they have not been waived, voting decisions with respect to the securities of privately held issuers, including the Investment Funds, generally will be made by the Adviser based on its assessment of the particular transactions or other matters at issue.

      If a material conflict of interest exists, the Adviser will determine whether any additional steps must be taken to ensure that the proxies are voted in the best interests of the Master Fund. "See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Inability to Vote," in the Prospectus.

PUBLIC EQUITY INVESTMENTS

      To implement the Adviser's guiding principles for investments in publicly-traded equities, the Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. A summary of the Guidelines is attached as Appendix A to this SAI.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Adviser's portfolio management teams ("Portfolio Management
Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

      In addition to assisting the Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Adviser to determine whether they are consistent with the Adviser's guiding principles. ISS also assists the Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

      The Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Adviser currently receives from ISS.

      The Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Adviser and other businesses within The Goldman Sachs Group, Inc.

      In addition, the Master Fund may on occasion retain one or more Subadvisers to manage and invest designated portions of the Master Fund's assets either through a separately managed account or a separate investment vehicle in which the Subadviser serves as general partner or managing member or in a similar capacity and the Master
Fund is the sole limited partner or the only other member or equityholder. Where the Master Fund retains a Subadviser, such Subadviser generally will be responsible for voting proxies in accordance with such Subadviser's own policies. The Adviser may, however, retain such responsibility where it deems appropriate.

      The Fund and the Master Fund will be required to file new Forms N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund's and the Master Fund's Forms N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC's website at http://www.sec.gov.

                   PERFORMANCE INFORMATION

      Performance information, advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance may be portrayed as the net return to an investor in the Fund from the closing date of the Fund's initial public offering through a specified date or for each month or quarter for the period for which investment performance is being shown. In addition, year-to-date performance may be computed by aggregating monthly or quarterly return data. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund's investment performance.

      The Fund's performance results will vary from time to time, and past results are not necessarily indicative of future investment results. Actual performance will depend on such variables as the quality of the Fund's investments, Fund expenses and other factors. Performance is one basis that investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods they use to value their investments and determine performance.

      Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta measures the degree to which an asset's price changes when a reference asset's price changes. For example, a beta greater than one suggests that for every 1% change in the reference asset's price, the asset will move greater than 1%. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indexes, including but not limited to the Standard & Poor's 500, the Russell 2000, or other lesser known indexes
(including  indexes  of  other  pooled  investment   vehicles
investing in hedge funds, such as Hedge Fund Research Inc.'s HFRI Equity Hedge Index or the CSFB/Tremont Hedge Fund Index). Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

      The Fund may from time to time summarize the substance of discussions contained in reports to Members in advertisements and publish the Adviser's views as to markets, the rationale for the Fund's investments and discussions of the Fund's current asset allocation. In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates and certain attributes or benefits to be derived from asset allocation strategies. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies.

                            FINANCIAL STATEMENTS

           GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC


           STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL
                               APRIL 15, 2005
        WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


-------------------------------------------------------------------------------


          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Members and Board of Managers of Goldman Sachs Hedge Fund Partners Registered Fund, LLC

We have audited the accompanying statement of assets, liabilities and member's capital of Goldman Sachs Hedge Fund Partners Registered Fund, LLC (the "Company") as of April 15, 2005. This statement of assets, liabilities and member's capital is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement of assets, liabilities and member's capital based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets, liabilities and member's capital referred to above presents fairly, in all material respects, the financial position of Goldman Sachs Hedge Fund Partners Registered Fund, LLC at April 15, 2005, in conformity with U.S. generally accepted accounting principles.




                                                   ERNST & YOUNG LLP



New York, New York
May 12, 2005


-------------------------------------------------------------------------------

           GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC

           STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL

                               APRIL 15, 2005




ASSETS
Investment in the Master Fund                               $       100,000
Deferred offering costs                                             210,000
                                                            ---------------

TOTAL ASSETS                                                        310,000


LIABILITIES
Payable for deferred offering costs                                 210,000
                                                            ---------------
NET ASSETS - MEMBER'S CAPITAL
   1,000 units outstanding; 5,000,000 units authorized
   $100.00 NAV per unit                                     $       100,000
                                                            ===============


Capital contribution                                        $       100,000
                                                            ---------------

NET ASSETS - MEMBER'S CAPITAL                               $       100,000
                                                            ===============



                          See accompanying notes.

-------------------------------------------------------------------------------

          GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC

       NOTES TO STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL

                               APRIL 15, 2005



NOTE 1.  ORGANIZATION

Goldman Sachs Hedge Fund Partners Registered Fund, LLC (the "Fund") was organized as a Delaware limited liability company on May 19, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations through April 15, 2005 other than those related to organizational matters and the sale and issuance of $100,000 of limited liability company units ("Interests") of the Fund to The Goldman Sachs Group Inc., the parent of Goldman Sachs Hedge Fund Strategies LLC (the "Adviser").

The Fund's investment objective is to target attractive long-term risk-adjusted absolute returns with lower volatility than, and minimal correlation to, the broad equity markets by investing substantially all of its assets in the Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC (the "Master Fund"). Pursuant to an investment advisory agreement between the Master Fund and the Adviser, the Adviser will be responsible for developing, implementing and supervising the Master Fund's investment program. The Master Fund intends to pursue its investment objective by investing primarily in a portfolio of privately placed investment vehicles ("Investment Funds"), managed by portfolio managers or management teams ("Investment Managers") that utilize investment strategies within or related to one or more of the following four hedge fund sectors: equity long/short, event driven, relative value and tactical trading. The Adviser may allocate the Master Fund's assets among the four hedge fund sectors in a manner consistent with the Master Fund's investment objective. In order to determine such allocation, the Adviser intends to periodically establish a model allocation among the four hedge fund sectors that, if made, would result in each sector contributing a roughly equivalent amount to the expected portfolio risk of the Master Fund. The Adviser intends to utilize this model allocation as a benchmark and to allocate the Master Fund's assets to the Investment Funds in a manner roughly consistent with such benchmark or, in its sole discretion, to make strategic allocations to Investment Funds which utilize strategies within particular hedge fund sectors when it believes that market conditions or other factors merit an overweighting or underweighting to one or more of the hedge fund sectors.

Goldman, Sachs & Co., an affiliate of the Adviser, acts as the distributor ("Distributor") of the Fund's Interests on a best-efforts basis, subject to various conditions. The Interests are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. Investments in the Fund may be subject to a sales charge of up to 3.00% by the Distributor.

Interests will be sold only to investors meeting all qualifications for investment in the Fund. The Distributor expects to deliver Interests purchased in the initial offering on or about September 1, 2005, or such earlier or later date as the Distributor may determine (the "Initial Closing Date").

The performance of the Fund will be directly affected by the performance of the Master Fund. Attached is the financial statement of the Master Fund, which is an integral part of this financial statement.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statement is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

No provision for organizational costs has been made, as the Adviser has agreed to pay these costs directly.

Subject to the terms of the Expense Limitation Agreement (see NOTE 3), the Fund's expenses incurred and to be incurred in connection with the initial offering of Interests will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date.

No accrual for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.


NOTE 3.  INVESTOR SERVICING FEE AND OTHER FEES

The Fund has entered into an agreement with the Adviser, whereby the Adviser provides certain investor services and account maintenance services to members of the Fund. The Fund will pay the Adviser a monthly investor service fee equal to one twelfth of 0.50% of the Fund's net assets as of each month-end (the "Investor Servicing Fee"), subject to certain adjustments.

The Fund will pay SEI Investments Global Funds Services (the "Administrator") a monthly administration fee equal to one twelfth of 0.005% of the Fund's net assets (prior to reduction for any Investor Servicing Fee), as well as one twelfth of $25,000 as of each month end (collectively, the "Administration Fee"). The Fund will also reimburse the Administrator for certain out-of-pocket expenses. The Administrator provides various administration, fund accounting, investor accounting, taxation and transfer agent services to the Fund.

The Adviser has entered into an Expense Limitation Agreement with the Fund pursuant to which the Adviser has agreed to waive and/or reimburse the Fund's expenses, to the extent necessary so that the Fund's total expenses, including the Investor Servicing Fee (as defined), during the 12-month period beginning on the Initial Closing Date do not exceed 0.75% of the average of the net assets of the Fund as of each month-end during such 12-month period. The Adviser does not expect to waive or reimburse Fund expenses with respect to any subsequent periods.

                         APPENDIX A

            ISS PROXY VOTING GUIDELINESS SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

(A)  Auditors

      Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

(B)  Board of Directors

      (1)VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

           Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

      (2)CLASSIFICATION/DECLASSIFICATION OF THE BOARD

           Vote AGAINST proposals to classify the board.

           Vote FOR proposals to repeal classified boards and to elect all directors annually.

      (3)INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

           Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are
           compelling   reasons  to  recommend   against  the
           proposal.

      (4)MAJORITY OF INDEPENDENT  DIRECTORS/ESTABLISHMENT  OF
         COMMITTEES

           Vote  FOR  shareholder  proposals  asking  that  a
           majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

           Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

(C)  Shareholder Rights

      (1)SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

           Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

           Vote  FOR   proposals  to  allow  or  make  easier
           shareholder action by written consent.

      (2)SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

           Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

           Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      (3)SUPERMAJORITY VOTE REQUIREMENTS

           Vote AGAINST proposals to require a supermajority shareholder vote.

           Vote FOR proposals to lower supermajority vote requirements.

      (4)CUMULATIVE VOTING

           Vote AGAINST proposals to eliminate cumulative voting.

           Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

      (5)CONFIDENTIAL VOTING

           Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

           Vote   FOR    management    proposals   to   adopt
           confidential voting.

(D)  Proxy Contests

      (1)VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

           Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

      (2)REIMBURSING PROXY SOLICITATION EXPENSES

           Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

(E)  Poison Pills

      Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

(F)  Mergers and Acquisitions

      Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

(G)  Reincorporation Proposals

      Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

(H)  Capital Structure

      (1)COMMON STOCK AUTHORIZATION

           Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

           Vote   AGAINST   proposals   at   companies   with
           dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

           Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

      (2)DUAL-CLASS STOCK

           Vote AGAINST proposals to create a new class of common stock with superior voting rights.

           Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders

      o It is not designed to preserve the voting power of an insider or significant shareholder

(I)  Executive and Director Compensation

      Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

      Vote  AGAINST  equity  plans  that  explicitly   permit
      repricing   of   underwater   stock   options   without
      shareholder approval.

      (1)MANAGEMENT  PROPOSALS  SEEKING  APPROVAL  TO REPRICE
         OPTIONS

         Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o    Historic trading patterns
         o    Rationale for the repricing
         o    Value-for-value exchange
         o    Option vesting
         o    Term of the option
         o    Exercise price
         o    Participation

      (2)EMPLOYEE STOCK PURCHASE PLANS

         Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

         Vote FOR employee stock purchase plans where all of the following apply:

         o Purchase price is at least 85 percent of fair market value;
         o    Offering period is 27 months or less; and
         o    Potential voting power dilution is ten percent or less.

               Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

      (3)SHAREHOLDER PROPOSALS ON COMPENSATION

         Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote.

         Vote AGAINST shareholder  proposals seeking to set
         absolute   levels  on  compensation  or  otherwise
         dictate the amount or form of compensation.

         Vote  on  a  CASE-BY-CASE   basis  for  all  other
         shareholder   proposals  regarding  executive  and
         director   pay,   taking  into   account   company
         performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

(J)  Social and Environmental Issues

         These   issues  cover  a  wide  range  of  topics,
         including consumer and public safety,  environment
         and  energy,   general  corporate  issues,   labor
         standards and human rights, military business, and workplace diversity.

         Generally,   ISS   votes   CASE-BY-CASE   on  such
         proposals.  However,  there are  certain  specific
         topics where ISS generally  votes FOR the proposal
         (e.g.,  proposals  seeking a report on a company's
         animal welfare  standards) or AGAINST the proposal
         (e.g.,   reports  on  foreign  military  sales  or
         offsets).

                           PART C:

                      OTHER INFORMATION

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

      (1)Financial Statements:

              Included in Part A:  None.

              Included in Part B: The following financial statements are included in the Statement of Additional Information contained in this
         Registration Statement:

              (i)  Report of Independent Auditors, dated May
              12, 2005;

              (ii) Statement of Assets, Liabilities and
              Members' Capital, dated April 15, 2005; and

              (iii) Notes to Financial Statement, dated
              April 15, 2005.

      (2)Exhibits:

               (a)(1) Certificate   of  Formation  of  Limited
                      Liability Company. (1)

               (a)(2) Amended and Restated  Limited  Liability
                      Company Agreement.

                (b)  Not applicable.

                (c)  Not applicable.

                (d)  See Item 24(2)(a)(2).

                (e)  Not applicable.

                (f)  Not applicable.

                (g)  Not applicable.

                (h)  Form of Distribution Agreement between

                     Goldman, Sachs & Co. and the

                     Registrant. (2)

                (i)  Not applicable.

                (j)  Form of Custodian Services Agreement
                     between SEI Private Trust Company and
                     the Registrant. (2)

                (k)(1) Form of Administration Agreement between
                       SEI Investments Global Funds Services and the Registrant. (2)

                (k)(2) Form of  Escrow  Agreement  between  SEI
                       Investments Global Funds Services and the Registrant. (2)

                (k)(3) Form  of  Investor  and  Fund  Servicing
                       Agreement  between  Goldman  Sachs Hedge
                       Fund Strategies LLC and the
                       Registrant. (2)

                (k)(4) Form  of  Expense  Limitation  Agreement
                       between   Goldman   Sachs   Hedge   Fund
                       Strategies LLC and the Registrant. (2)

                (l)  Opinion and Consent of Counsel -- to be
                     filed by pre-effective amendment.

                (m)  Not applicable.

                (n)(1) Consent of Auditors.

                (n)(2) Form  of   Opinion  of  Counsel  on  Tax
                       Matters -- to be filed by pre-effective amendment.

                (o)  Not applicable.

                (p)  Purchase Agreement for Initial Capital.
                     (2)

                (q)  Not applicable.

                (r)(1)    Code of Ethics of the Registrant.
                     (2)

                (r)(2) Code of Ethics of  Goldman  Sachs  Hedge
                       Fund   Strategies  LLC,  the  investment
                       adviser for the Registrant and Goldman, Sachs & Co., the principal distributor for the Registrant. (2)

                (s)  Powers of Attorney  for the  Registrant.
                     (2)

    (1)    Incorporated by reference to the Registrant's  initial
           Registration Statement on Form N-2 filed with the SEC on June 23, 2003 (Reg. No. 333-106370).

    (2)    Incorporated   by   reference   to  the   Registrant's
           Registration  Statement on Form N-2 (1933 Act File No.
           333-106370 and 1940 Act File No. 811-21376),  as filed
       with the SEC on April 8, 2005.

ITEM 26.   MARKETING ARRANGEMENTS

           See the Distribution Agreement.

ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

           All figures are estimates:

           Registration fees      $58,850
           Legal fees             $78,650
           Printing fees          $20,000
           NASD fees              $30,500
           Blue Sky fees          $20,000
           Accounting fees         $2,000
                                -------------
            Total                $210,000

ITEM 28.   PERSONS  CONTROLLED  BY OR  UNDER  COMMON  CONTROL
           WITH REGISTRANT

           After completion of the initial public offering of the Units, Registrant expects that no person will be directly or indirectly under common control with Registrant.

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES

      As of July 1, 2005, the Fund had the following number of record owners:

      TITLE OF CLASS                NUMBER OF RECORD HOLDERS
      --------------                ------------------------
      Limited   Liability  Company              2
      Interests


ITEM 30.   INDEMNIFICATION

           Reference   is   made   in   the   provisions   of
Section 3.7  of  Registrant's   Limited   Liability   Company
Agreement  filed  as  Exhibit  2(a)(2)  to this  Registration
Statement.

           The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the SEC, as long as the interpretation of Sections 17(h) and 17(i) of the Investment Company Act contained in that release remains in effect.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

a. The Adviser, a registered investment adviser, serves as the investment adviser to the Goldman Sachs Hedge Fund
Partners Registered Fund, LLC and other institutional and privately managed accounts.

b.   Business and other connections of the Adviser.

      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director and executive officer of the Adviser is, or has been at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

      To  the  knowledge  of  the  Registrant,  none  of  the
directors or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the directors and executive officers of the Adviser also hold various positions with, and engage in business for, various subsidiaries of The Goldman Sachs Group, Inc., the parent company of the Adviser.

      The Adviser is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Information with respect to each director and executive officer of the Adviser is incorporated by reference to the Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (SEC File no. 801-55755). The principal business address of the Adviser is 701 Mount Lucas Road, Princeton, NJ 08540

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

           Accounts and records of the Fund are maintained at the offices of: Goldman Sachs Hedge Fund Strategies LLC,
701 Mount Lucas Road, Princeton, NJ 08540.

ITEM 33. MANAGEMENT SERVICES

           Not applicable.

ITEM 34. UNDERTAKINGS

      1.   Not applicable.

      2.   Not applicable.

      3.   Not applicable.

      4.   The Registrant undertakes:

                a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                b. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      5.   Not applicable.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                         SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Princeton, New Jersey on the 1st day of July, 2005.

                               GOLDMAN SACHS HEDGE FUND
                               PARTNERS REGISTERED FUND, LLC



                               By: /s/ George H. Walker
                                  ---------------------------
                                  George H. Walker
                                  Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities with respect to Goldman
Sachs Hedge Fund Partners Registered Fund, LLC, and on the dates, indicated:

SIGNATURE               TITLE                  DATE

/s/ George H. Walker    Chief Executive        July 1, 2005
----------------------  Officer
George H. Walker



/s/ Tobin V. Levy       Chief Financial        July 1, 2005
----------------------  Officer, and
Tobin V. Levy           Chief Accounting
                        Officer


         *              Manager of the Fund    July 1, 2005
----------------------
Ashok Bakhru



         *              Manager of the Fund    July 1, 2005
----------------------
John P. Coblentz, Jr.



         *              Manager of the Fund    July 1, 2005
----------------------
Patrick T. Harker



         *              Manager of the Fund    July 1, 2005
----------------------
Mary Patterson
McPherson



         *              Manager of the Fund    July 1, 2005
----------------------
Wilma J. Smelcer



         *              Manager of the Fund    July 1, 2005
----------------------
Richard P. Strubel



         *              Manager of the Fund    July 1, 2005
----------------------
Kent A. Clark



         *              Manager of the Fund    July 1, 2005
----------------------
Alan A. Shuch





    *By: /s/ Tobin V. Levy                     July 1, 2005
        ----------------------
           Tobin V. Levy,
           as attorney-in-fact


* Pursuant to powers of attorney included as an exhibit to the Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-106370 and 1940 Act File No. 811-21376), as filed with the SEC on April 8, 2005.

                          SIGNATURES

      Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC has duly caused this Registration Statement of Goldman Sachs Hedge Fund Partners Registered Fund, LLC to be signed on its behalf by the undersigned, thereunto duly authorized in Princeton, NJ on the 1st day of July, 2005.

                               GOLDMAN SACHS HEDGE FUND
                               PARTNERS REGISTERED MASTER
                               FUND, LLC



                               By: /s/ George H. Walker
                                  ----------------------
                                  George H. Walker
                                  Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities with respect to Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, and on the dates, indicated:

SIGNATURE               TITLE                  DATE

/s/ George H. Walker    Chief Executive        July 1, 2005
----------------------  Officer
George H. Walker



/s/ Tobin V. Levy       Chief Financial        July 1, 2005
----------------------  Officer, and
Tobin V. Levy           Chief Accounting
                        Officer


         *              Manager of the Master  July 1, 2005
----------------------  Fund
Ashok Bakhru



         *              Manager of the Master  July 1, 2005
----------------------  Fund
John P. Coblentz, Jr.



         *              Manager of the Master  July 1, 2005
----------------------  Fund
Patrick T. Harker



         *              Manager of the Master  July 1, 2005
----------------------  Fund
Mary Patterson
McPherson



         *              Manager of the Master  July 1, 2005
----------------------  Fund
Wilma J. Smelcer



         *              Manager of the Master  July 1, 2005
----------------------  Fund
Richard P. Strubel



         *              Manager of the Master  July 1, 2005
----------------------  Fund
Kent A. Clark



         *              Manager of the Master  July 1, 2005
----------------------  Fund
Alan A. Shuch






    *By: /s/ Tobin V. Levy                     July 1, 2005
        ----------------------
        Tobin V. Levy,
        as attorney-in-fact


* Pursuant to powers of attorney included as an exhibit to the Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-106370 and 1940 Act File No. 811-21376), as filed with the SEC on April 8, 2005.

                        EXHIBIT LIST

(n)(1) Consent of Auditors.